UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  February 28

Date of reporting period:  February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 28, 2022
Columbia Convertible Securities Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Convertible Securities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Convertible Securities Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2010
Yan Jin
Co-Portfolio Manager
Managed Fund since 2006
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since October 2020
Average annual total returns (%) (for the period ended February 28, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	-9.04	14.49	11.73
	Including sales charges		-14.26	13.14	11.07
Advisor Class*		11/08/12	-8.82	14.77	12.00
Class C	Excluding sales charges	10/21/96	-9.76	13.63	10.89
	Including sales charges		-10.50	13.63	10.89
Institutional Class		05/21/99	-8.84	14.77	12.01
Institutional 2 Class*		11/08/12	-8.77	14.85	12.09
Institutional 3 Class*		10/01/14	-8.74	14.90	12.04
Class R		11/16/11	-9.32	14.20	11.44
ICE BofA All Convertibles All Qualities Index			-6.41	14.27	12.14
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Convertible Securities Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	5.9
Convertible Bonds	76.3
Convertible Preferred Stocks	17.8
Money Market Funds	0.0(a)
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	4.9
Consumer Discretionary	7.4
Consumer Staples	3.9
Energy	5.6
Financials	3.6
Health Care	26.0
Industrials	6.4
Information Technology	20.1
Utilities	22.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Convertible Securities Fund | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Convertible Securities Fund returned -9.04% excluding sales charges. The Fund underperformed its benchmark, the ICE BofA All Convertibles All Qualities Index, which returned -6.41% for the same time period.
Market overview
U.S. equities posted gains through much of the 12-month period that ended February 28, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. The first two months of 2022 brought a rocky start, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. Of most significance, tensions between Russia and Ukraine near the end of the period, and the subsequent invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs.
The convertible market grew more challenged in the latter half of the period, hurt by COVID-19 Omicron variant-driven weakness in late 2021 in travel-related issuers, such as cruise ships and airlines. The universe of convertible issuers tends to be tilted more toward faster-growing companies due to its high weighting in technology and healthcare companies. Companies in these areas raised capital in early 2020 in response to pressures from COVID-19, increasing their representation in the index.  The growth style, after having outperformed for much of 2021, began to lag in the fourth quarter of 2021 amid increasing odds that the U.S. Federal Reserve would begin to raise interest rates in the year ahead. The underperformance of growth versus value continued through the first two months of 2022.
The Fund’s notable detractors during the period
•	Within convertible securities, the consumer discretionary, information technology, communication services, health care and real estate sectors detracted overall from Fund performance during the period.
•	Online real estate company Zillow Group, Inc. was the Fund’s top individual detractor during the period.
•	E-commerce retailer Wayfair, Inc. and education technology company Chegg, within the consumer discretionary sector, detracted from Fund performance during the period. The Fund’s position in Chegg was eliminated.
•	Within the communication services sector, camera and social media company Snap, Inc., communications platform-as-a-service company Bandwidth, Inc. and internet media and services company Match Group FinanceCo 3, Inc. were among the Fund’s top detractors.
•	Coupa Software, Inc., which provides a cloud-based platform for business spend management, and digital payments company Block, Inc. (formerly Square), within the information technology sector, delivered disappointing results for the Fund.
•	Health care company Teladoc Health, Inc., a telemedicine and virtual healthcare company, was also a leading detractor. We sold the position in Teledoc.
The Fund’s notable contributors during the period
•	Within the Fund’s convertible securities allocations, the materials, utilities and financials sectors contributed to results.
•	Within these sectors, metals and mining companies Ivanhoe Mines Ltd. and Allegheny Technologies Inc., utility companies DTE Energy Co. and American Electric Power Co., Inc., and a private equity and real estate investment firm KKR & Co., Inc. delivered gains for the Fund.
•	Cybersecurity firm Palo Alto Networks, within the information technology sector, was the Fund’s largest individual contributor to results during the period. Other names within the sector that aided Fund performance included Datadog, Inc., Atlassian, Inc. and Bill.com Holdings, Inc.
Columbia Convertible Securities Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
•	Several of the Fund’s health care convertibles that benefited Fund performance during the period included healthcare products and services companies Danaher Corp. and Avantor, Inc., medical devices company Dexcom, Inc. and pharmaceutical company Kadmon Holdings, Inc.
•	Live Nation Entertainment, Inc., a global entertainment company that promotes, operates, and manages ticket sales for live entertainment within the communication services sector, also contributed to results during the period.
•	Equity holdings within the information technology and energy sectors contributed to Fund results during the period, most notably semiconductor company Broadcom, Inc. and oil and gas provider Pioneer Natural Resources Co.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment  advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Convertible Securities Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	913.00	1,019.34	5.22	5.51	1.10
Advisor Class	1,000.00	1,000.00	914.30	1,020.58	4.03	4.26	0.85
Class C	1,000.00	1,000.00	909.20	1,015.62	8.76	9.25	1.85
Institutional Class	1,000.00	1,000.00	914.00	1,020.58	4.03	4.26	0.85
Institutional 2 Class	1,000.00	1,000.00	914.50	1,020.88	3.75	3.96	0.79
Institutional 3 Class	1,000.00	1,000.00	914.50	1,021.08	3.56	3.76	0.75
Class R	1,000.00	1,000.00	911.60	1,018.10	6.40	6.76	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Convertible Securities Fund | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 5.9%
Issuer	Shares	Value ($)
Consumer Discretionary 0.5%
Automobiles 0.5%
Tesla Motors, Inc.(a)	11,850	10,314,596
Total Consumer Discretionary		10,314,596
Energy 1.3%
Oil, Gas & Consumable Fuels 1.3%
Ascent Resources, Class B(a),(b),(c),(d)	10,248,729	2,295,715
Chesapeake Energy Corp.	5,104	394,314
Pioneer Natural Resources Co.	100,000	23,960,000
Total		26,650,029
Total Energy		26,650,029
Health Care 0.8%
Health Care Providers & Services 0.8%
Anthem, Inc.	35,000	15,814,750
Total Health Care		15,814,750
Information Technology 3.3%
Semiconductors & Semiconductor Equipment 3.3%
Broadcom, Inc.	92,500	54,338,200
Microchip Technology, Inc.	180,000	12,659,400
Total		66,997,600
Total Information Technology		66,997,600
Total Common Stocks (Cost $74,755,334)		119,776,975

Convertible Bonds(e) 76.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 1.8%
American Airlines Group, Inc.
07/01/2025	6.500%	11,850,000	15,932,325
Southwest Airlines Co.
05/01/2025	1.250%	15,470,000	20,675,655
Total			36,607,980
Automotive 1.3%
Arrival SA(f)
12/01/2026	3.500%	14,800,000	9,223,649
Ford Motor Co.(f),(g)
03/15/2026	0.000%	13,800,000	16,839,925
Total			26,063,574
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.6%
Patrick Industries, Inc.(f)
12/01/2028	1.750%	12,850,000	12,472,531
Cable and Satellite 3.6%
Cable One, Inc.(f)
03/15/2028	1.125%	12,000,000	10,722,000
DISH Network Corp.(g)
12/15/2025	0.000%	20,000,000	19,562,000
DISH Network Corp.
Subordinated
08/15/2026	3.375%	21,000,000	19,047,000
Liberty Broadband Corp.(f)
09/30/2050	2.750%	23,700,000	23,812,835
Total			73,143,835
Consumer Cyclical Services 6.2%
Airbnb, Inc.(f),(g)
03/15/2026	0.000%	25,950,000	24,365,608
Alarm.com Holdings, Inc.(g)
01/15/2026	0.000%	15,000,000	12,622,500
Etsy, Inc.(f)
06/15/2028	0.250%	27,050,000	26,468,425
Lyft, Inc.
05/15/2025	1.500%	15,800,000	19,797,400
Match Group FinanceCo 3, Inc.(f)
01/15/2030	2.000%	15,000,000	23,055,000
Zillow Group, Inc.
05/15/2025	2.750%	16,780,000	20,345,750
Total			126,654,683
Consumer Products 1.7%
Beauty Health Co. (The)(f)
10/01/2026	1.250%	13,850,000	13,199,050
Callaway Golf Co.
05/01/2026	2.750%	7,000,000	11,060,000
LCI Industries
05/15/2026	1.125%	10,350,000	10,194,750
Total			34,453,800
Diversified Manufacturing 2.4%
Array Technologies, Inc.(f)
12/01/2028	1.000%	13,850,000	10,602,175
Bloom Energy Corp.
08/15/2025	2.500%	7,900,000	12,390,306
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Convertible Securities Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enphase Energy, Inc.(f),(g)
03/01/2028	0.000%	17,000,000	16,277,500
Greenbrier Companies, Inc. (The)(f)
04/15/2028	2.875%	9,518,000	10,211,420
Total			49,481,401
Food and Beverage 1.3%
Chefs’ Warehouse, Inc. (The)
12/01/2024	1.875%	11,000,000	11,598,125
MGP Ingredients, Inc.(f)
11/15/2041	1.875%	12,820,000	13,980,991
Total			25,579,116
Health Care 5.8%
Accolade, Inc.(f)
04/01/2026	0.500%	18,500,000	14,430,000
CONMED Corp.
02/01/2024	2.625%	7,000,000	11,910,500
Dexcom, Inc.
11/15/2025	0.250%	29,650,000	31,021,313
Exact Sciences Corp.
03/01/2028	0.375%	22,000,000	20,735,000
Insulet Corp.
09/01/2026	0.375%	10,850,000	14,419,650
Invacare Corp.
11/15/2024	5.000%	2,257,000	1,982,097
NeoGenomics, Inc.
05/01/2025	1.250%	10,850,000	10,558,406
Tandem Diabetes Care, Inc.(f)
05/01/2025	1.500%	10,850,000	13,383,475
Total			118,440,441
Independent Energy 0.6%
EQT Corp.
05/01/2026	1.750%	6,600,000	11,196,900
Leisure 3.8%
Live Nation Entertainment, Inc.
03/15/2023	2.500%	11,850,000	21,455,610
NCL Corp Ltd.
08/01/2025	5.375%	14,800,000	20,036,240
NCL Corp Ltd.(f)
02/15/2027	2.500%	10,850,000	10,047,100
Royal Caribbean Cruises Ltd.
06/15/2023	4.250%	20,630,000	26,433,219
Total			77,972,169
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 3.6%
Bilibili, Inc.(f)
12/01/2026	0.500%	20,750,000	15,624,750
fuboTV, Inc.(f)
02/15/2026	3.250%	18,000,000	13,572,000
Snap, Inc.
08/01/2026	0.750%	7,150,000	13,595,725
Snap, Inc.(f)
03/01/2028	0.125%	14,800,000	15,155,200
Zynga, Inc.
06/01/2024	0.250%	12,800,000	15,552,000
Total			73,499,675
Metals and Mining 2.6%
Allegheny Technologies, Inc.
06/15/2025	3.500%	5,920,000	10,681,900
Ivanhoe Mines Ltd.(f)
04/15/2026	2.500%	10,530,000	15,879,240
Lithium Americas Corp.(f)
01/15/2027	1.750%	16,780,000	15,672,520
Peabody Energy Corp.(f),(h)
03/01/2028	3.250%	9,850,000	11,041,850
Total			53,275,510
Other Financial Institutions 2.0%
MP Materials Corp.(f)
04/01/2026	0.250%	12,820,000	15,871,160
Opendoor Technologies, Inc.(f)
08/15/2026	0.250%	17,750,000	13,543,250
Virgin Galactic Holdings, Inc.(f)
02/01/2027	2.500%	11,850,000	11,319,662
Total			40,734,072
Other Industry 1.2%
KBR, Inc.
11/01/2023	2.500%	6,500,000	12,837,500
Stride, Inc.
09/01/2027	1.125%	11,850,000	11,553,750
Total			24,391,250
Other REIT 0.7%
Pebblebrook Hotel Trust
12/15/2026	1.750%	13,000,000	14,410,500
Pharmaceuticals 7.2%
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%	14,000,000	12,189,633

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Convertible Bonds(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
BridgeBio Pharma, Inc.
02/01/2029	2.250%		20,700,000	9,863,550
Canopy Growth Corp.(f)
07/15/2023	4.250%	CAD	13,000,000	9,293,836
Clovis Oncology, Inc.
05/01/2025	1.250%		21,000,000	14,490,418
Esperion Therapeutics, Inc.
11/15/2025	4.000%		15,900,000	7,979,813
Guardant Health, Inc.(g)
11/15/2027	0.000%		12,850,000	10,741,315
Insmed, Inc.
06/01/2028	0.750%		23,000,000	22,471,000
Intercept Pharmaceuticals, Inc.(f)
02/15/2026	3.500%		14,684,000	14,750,051
Ionis Pharmaceuticals, Inc.(f),(g)
04/01/2026	0.000%		15,800,000	14,182,080
Jazz Investments I Ltd.
06/15/2026	2.000%		17,000,000	19,624,375
Radius Health, Inc.
09/01/2024	3.000%		12,000,000	11,730,000
Total				147,316,071
Retail REIT 0.6%
Kite Realty Group LP(f)
04/01/2027	0.750%		12,500,000	13,062,500
Retailers 2.6%
Burlington Stores, Inc.
04/15/2025	2.250%		16,780,000	21,216,212
Dick’s Sporting Goods, Inc.
04/15/2025	3.250%		4,490,000	14,589,694
Wayfair, Inc.
08/15/2026	1.000%		14,000,000	17,185,000
Total				52,990,906
Technology 26.1%
2U, Inc.
05/01/2025	2.250%		13,800,000	10,695,000
3D Systems Corp.(f),(g)
11/15/2026	0.000%		12,850,000	10,994,781
Akamai Technologies, Inc.
09/01/2027	0.375%		22,700,000	24,905,632
Avalara, Inc.(f)
08/01/2026	0.250%		18,750,000	16,256,250
Bandwidth, Inc.
03/01/2026	0.250%		16,800,000	12,547,164
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bentley Systems, Inc.(f)
07/01/2027	0.375%	13,800,000	11,578,200
BigCommerce Holdings, Inc.(f)
10/01/2026	0.250%	19,750,000	15,602,500
Bill.com Holdings, Inc.(g)
12/01/2025	0.000%	10,550,000	17,423,325
Bill.com Holdings, Inc.(f),(g)
04/01/2027	0.000%	15,980,000	15,500,600
Blackline, Inc.(f),(g)
03/15/2026	0.000%	20,000,000	16,850,000
Coupa Software, Inc.
06/15/2025	0.125%	11,850,000	12,578,775
Datadog, Inc.
06/15/2025	0.125%	6,070,000	11,293,235
Dropbox, Inc.(f),(g)
03/01/2028	0.000%	23,500,000	22,134,650
Everbridge, Inc.
12/15/2024	0.125%	10,850,000	9,466,625
IMAX Corp.(f)
04/01/2026	0.500%	14,900,000	14,877,650
Lumentum Holdings, Inc.
12/15/2026	0.500%	18,950,000	22,479,524
MACOM Technology Solutions Holdings, Inc.(f)
03/15/2026	0.250%	19,864,000	20,360,600
Marathon Digital Holdings, Inc.(f)
12/01/2026	1.000%	17,780,000	12,081,510
MongoDB, Inc.
01/15/2026	0.250%	7,900,000	15,085,050
Okta, Inc.
06/15/2026	0.375%	29,000,000	30,848,750
ON Semiconductor Corp.(f),(g)
05/01/2027	0.000%	12,820,000	17,492,890
Palo Alto Networks, Inc.
06/01/2025	0.375%	30,000,000	60,645,000
ServiceNow, Inc.(g)
06/01/2022	0.000%	2,020,000	8,678,930
Shift4 Payments, Inc.(f)
08/01/2027	0.500%	28,650,000	24,031,620
SMART Global Holdings, Inc.
02/15/2026	2.250%	7,000,000	10,550,046
Square, Inc.
03/01/2025	0.125%	19,730,000	25,168,081
Teradyne, Inc.
12/15/2023	1.250%	2,500,000	9,318,973
Tyler Technologies, Inc.(f)
03/15/2026	0.250%	10,850,000	11,642,050

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Convertible Securities Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wolfspeed, Inc.(f)
02/15/2028	0.250%	9,350,000	10,057,094
Zendesk, Inc.
06/15/2025	0.625%	16,770,000	20,878,650
Zscaler, Inc.
07/01/2025	0.125%	7,400,000	12,598,500
Total			534,621,655
Transportation Services 0.5%
CryoPort, Inc.(f)
12/01/2026	0.750%	13,850,000	10,837,625
Total Convertible Bonds (Cost $1,525,626,529)			1,557,206,194

Convertible Preferred Stocks 17.7%
Issuer		Shares	Value ($)
Communication Services 1.2%
Diversified Telecommunication Services 1.2%
2020 Cash Mandatory Exchangeable Trust(f)	5.250%	22,000	23,793,000
Total Communication Services			23,793,000
Consumer Discretionary 1.2%
Auto Components 0.7%
Aptiv PLC	5.500%	100,850	14,695,862
Internet & Direct Marketing Retail 0.5%
2020 Mandatory Exchangeable Trust(f)	6.500%	9,850	10,896,070
Total Consumer Discretionary			25,591,932
Consumer Staples 0.9%
Food Products 0.9%
Bunge Ltd.	4.875%	140,000	18,855,200
Total Consumer Staples			18,855,200
Financials 0.8%
Capital Markets 0.8%
KKR & Co., Inc.	6.000%	230,000	17,491,500
Total Financials			17,491,500
Health Care 5.4%
Health Care Equipment & Supplies 4.0%
Becton Dickinson and Co.	6.000%	375,000	20,122,500
Boston Scientific Corp.	5.500%	150,000	17,323,500
Danaher Corp.	5.000%	30,000	44,677,240
Total			82,123,240
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care Technology 0.7%
Change Healthcare, Inc.	6.000%	187,700	13,172,786
Life Sciences Tools & Services 0.7%
Avantor, Inc.	6.250%	135,000	14,296,500
Total Health Care			109,592,526
Industrials 1.5%
Construction & Engineering 0.5%
Fluor Corp.	6.500%	8,880	10,381,608
Machinery 0.5%
Stanley Black & Decker, Inc.	5.250%	110,000	10,587,500
Professional Services 0.5%
Clarivate PLC	5.250%	160,000	9,801,600
Total Industrials			30,770,708
Information Technology 1.5%
Electronic Equipment, Instruments & Components 0.9%
II-VI, Inc.	6.000%	65,000	18,658,900
IT Services 0.6%
Sabre Corp.	6.500%	80,300	11,223,531
Total Information Technology			29,882,431
Utilities 5.2%
Electric Utilities 2.9%
American Electric Power Co., Inc.	6.125%	350,000	18,410,000
NextEra Energy, Inc.	6.219%	810,000	40,581,000
Total			58,991,000
Multi-Utilities 2.3%
DTE Energy Co.	6.250%	500,000	25,330,000
NiSource, Inc.	7.750%	200,000	22,198,000
Total			47,528,000
Total Utilities			106,519,000
Total Convertible Preferred Stocks (Cost $336,442,657)			362,496,297

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
February 28, 2022
Warrants 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Chesapeake Energy Corp.(a)	9,631	418,932
Total Energy		418,932
Total Warrants (Cost $132,383)		418,932

Money Market Funds 0.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(i),(j)	666,024	665,824
Total Money Market Funds (Cost $665,757)		665,824
Total Investments in Securities (Cost: $1,937,622,660)		2,040,564,222
Other Assets & Liabilities, Net		4,697,399
Net Assets		2,045,261,621
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2022, the total value of these securities amounted to $2,295,715, which represents 0.11% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At February 28, 2022, the total market value of these securities amounted to $2,295,715, which represents 0.11% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	02/20/2014-11/15/2016	10,248,729	358,011	2,295,715

(d)	Valuation based on significant unobservable inputs.
(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2022, the total value of these securities amounted to $693,046,873, which represents 33.89% of total net assets.
(g)	Zero coupon bond.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	37,266,947	838,873,646	(875,474,826)	57	665,824	(1,902)	16,863	666,024
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Convertible Securities Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Currency Legend
CAD	Canada Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	10,314,596	—	—	10,314,596
Energy	24,354,314	—	2,295,715	26,650,029
Health Care	15,814,750	—	—	15,814,750
Information Technology	66,997,600	—	—	66,997,600
Total Common Stocks	117,481,260	—	2,295,715	119,776,975
Convertible Bonds	—	1,557,206,194	—	1,557,206,194
Convertible Preferred Stocks
Communication Services	—	23,793,000	—	23,793,000
Consumer Discretionary	—	25,591,932	—	25,591,932
Consumer Staples	—	18,855,200	—	18,855,200
Financials	—	17,491,500	—	17,491,500
Health Care	—	109,592,526	—	109,592,526
Industrials	—	30,770,708	—	30,770,708
Information Technology	—	29,882,431	—	29,882,431
Utilities	—	106,519,000	—	106,519,000
Total Convertible Preferred Stocks	—	362,496,297	—	362,496,297
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Warrants
Energy	418,932	—	—	418,932
Total Warrants	418,932	—	—	418,932
Money Market Funds	665,824	—	—	665,824
Total Investments in Securities	118,566,016	1,919,702,491	2,295,715	2,040,564,222
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Convertible Securities Fund | Annual Report 2022

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,936,956,903)	$2,039,898,398
Affiliated issuers (cost $665,757)	665,824
Receivable for:
Investments sold	22,825,574
Capital shares sold	1,649,422
Dividends	2,966,780
Interest	4,012,146
Prepaid expenses	20,962
Total assets	2,072,039,106
Liabilities
Due to custodian	56,425
Payable for:
Investments purchased	12,810,462
Investments purchased on a delayed delivery basis	9,850,000
Capital shares purchased	3,519,100
Management services fees	124,746
Distribution and/or service fees	14,949
Transfer agent fees	172,059
Compensation of board members	178,682
Compensation of chief compliance officer	381
Other expenses	50,681
Total liabilities	26,777,485
Net assets applicable to outstanding capital stock	$2,045,261,621
Represented by
Paid in capital	1,857,396,879
Total distributable earnings (loss)	187,864,742
Total - representing net assets applicable to outstanding capital stock	$2,045,261,621
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2022	15

Statement of Assets and Liabilities  (continued)
February 28, 2022
Class A
Net assets	$413,074,066
Shares outstanding	17,402,384
Net asset value per share	$23.74
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$25.19
Advisor Class
Net assets	$176,880,144
Shares outstanding	7,343,883
Net asset value per share	$24.09
Class C
Net assets	$77,910,403
Shares outstanding	3,300,608
Net asset value per share	$23.60
Institutional Class
Net assets	$1,094,311,818
Shares outstanding	45,996,372
Net asset value per share	$23.79
Institutional 2 Class
Net assets	$180,150,235
Shares outstanding	7,491,383
Net asset value per share	$24.05
Institutional 3 Class
Net assets	$101,658,381
Shares outstanding	4,180,235
Net asset value per share	$24.32
Class R
Net assets	$1,276,574
Shares outstanding	53,855
Net asset value per share	$23.70
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Convertible Securities Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$23,047,298
Dividends — affiliated issuers	16,863
Interest	26,079,527
Interfund lending	4
Foreign taxes withheld	(94,169)
Total income	49,049,523
Expenses:
Management services fees	18,506,296
Distribution and/or service fees
Class A	1,307,706
Class C	936,648
Class R	8,620
Transfer agent fees
Class A	521,258
Advisor Class	222,864
Class C	93,335
Institutional Class	1,331,463
Institutional 2 Class	130,382
Institutional 3 Class	8,090
Class R	1,717
Compensation of board members	68,256
Custodian fees	16,344
Printing and postage fees	108,095
Registration fees	169,970
Audit fees	29,500
Legal fees	37,774
Interest on interfund lending	267
Compensation of chief compliance officer	364
Other	42,778
Total expenses	23,541,727
Fees waived by transfer agent
Institutional 2 Class	(37,559)
Institutional 3 Class	(8,091)
Expense reduction	(380)
Total net expenses	23,495,697
Net investment income	25,553,826
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	347,913,679
Investments — affiliated issuers	(1,902)
Foreign currency translations	(907)
Net realized gain	347,910,870
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(597,684,548)
Investments — affiliated issuers	57
Foreign currency translations	75
Net change in unrealized appreciation (depreciation)	(597,684,416)
Net realized and unrealized loss	(249,773,546)
Net decrease in net assets resulting from operations	$(224,219,720)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2022	17

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$25,553,826	$28,349,296
Net realized gain	347,910,870	300,282,162
Net change in unrealized appreciation (depreciation)	(597,684,416)	587,265,821
Net increase (decrease) in net assets resulting from operations	(224,219,720)	915,897,279
Distributions to shareholders
Net investment income and net realized gains
Class A	(99,541,078)	(38,032,859)
Advisor Class	(42,828,942)	(13,691,173)
Class C	(17,238,856)	(6,282,964)
Institutional Class	(257,850,064)	(89,500,632)
Institutional 2 Class	(45,510,274)	(15,028,718)
Institutional 3 Class	(24,603,005)	(11,719,287)
Class R	(316,475)	(148,888)
Total distributions to shareholders	(487,888,694)	(174,404,521)
Increase in net assets from capital stock activity	64,917,630	520,485,072
Total increase (decrease) in net assets	(647,190,784)	1,261,977,830
Net assets at beginning of year	2,692,452,405	1,430,474,575
Net assets at end of year	$2,045,261,621	$2,692,452,405
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Convertible Securities Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,228,830	92,003,782	6,543,092	173,145,914
Distributions reinvested	2,846,504	75,156,224	1,082,242	28,390,322
Redemptions	(6,914,880)	(191,621,486)	(3,750,317)	(94,419,226)
Net increase (decrease)	(839,546)	(24,461,480)	3,875,017	107,117,010
Advisor Class
Subscriptions	3,734,410	109,600,435	6,386,815	165,750,916
Distributions reinvested	1,602,315	42,763,655	516,718	13,673,496
Redemptions	(5,156,959)	(145,063,892)	(3,990,143)	(105,096,614)
Net increase	179,766	7,300,198	2,913,390	74,327,798
Class C
Subscriptions	539,063	15,538,783	872,680	23,594,239
Distributions reinvested	592,034	15,484,137	212,100	5,561,428
Redemptions	(970,376)	(26,782,063)	(777,420)	(20,202,251)
Net increase	160,721	4,240,857	307,360	8,953,416
Institutional Class
Subscriptions	13,759,425	391,569,803	22,020,514	567,098,429
Distributions reinvested	8,000,005	211,130,201	2,774,980	72,707,106
Redemptions	(19,464,113)	(535,994,990)	(14,229,664)	(342,844,211)
Net increase	2,295,317	66,705,014	10,565,830	296,961,324
Institutional 2 Class
Subscriptions	3,662,138	106,043,960	5,669,172	137,402,149
Distributions reinvested	1,571,227	41,882,441	541,539	14,289,446
Redemptions	(5,017,678)	(137,042,082)	(3,068,757)	(78,794,981)
Net increase	215,687	10,884,319	3,141,954	72,896,614
Institutional 3 Class
Subscriptions	1,091,018	31,642,676	1,211,550	33,087,799
Distributions reinvested	904,559	24,378,433	454,489	11,715,180
Redemptions	(2,002,471)	(55,368,594)	(3,182,103)	(84,192,126)
Net increase (decrease)	(6,894)	652,515	(1,516,064)	(39,389,147)
Class R
Subscriptions	24,002	659,851	33,070	829,134
Distributions reinvested	8,976	236,924	4,052	105,544
Redemptions	(45,984)	(1,300,568)	(56,385)	(1,316,621)
Net decrease	(13,006)	(403,793)	(19,263)	(381,943)
Total net increase	1,992,045	64,917,630	19,268,224	520,485,072
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$32.01	0.24	(2.84)	(2.60)	(0.22)	(5.45)	(5.67)
Year Ended 2/28/2021	$22.09	0.34	11.92	12.26	(0.44)	(1.90)	(2.34)
Year Ended 2/29/2020	$20.92	0.39	2.18	2.57	(0.50)	(0.90)	(1.40)
Year Ended 2/28/2019	$20.41	0.39	1.11	1.50	(0.40)	(0.59)	(0.99)
Year Ended 2/28/2018	$18.64	0.43	1.89	2.32	(0.55)	—	(0.55)
Advisor Class
Year Ended 2/28/2022	$32.40	0.32	(2.89)	(2.57)	(0.29)	(5.45)	(5.74)
Year Ended 2/28/2021	$22.34	0.41	12.06	12.47	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$21.14	0.45	2.20	2.65	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.61	0.44	1.13	1.57	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.82	0.48	1.90	2.38	(0.59)	—	(0.59)
Class C
Year Ended 2/28/2022	$31.88	0.03	(2.85)	(2.82)	(0.01)	(5.45)	(5.46)
Year Ended 2/28/2021	$22.00	0.15	11.89	12.04	(0.26)	(1.90)	(2.16)
Year Ended 2/29/2020	$20.84	0.23	2.17	2.40	(0.34)	(0.90)	(1.24)
Year Ended 2/28/2019	$20.33	0.23	1.12	1.35	(0.25)	(0.59)	(0.84)
Year Ended 2/28/2018	$18.57	0.29	1.87	2.16	(0.40)	—	(0.40)
Institutional Class
Year Ended 2/28/2022	$32.08	0.31	(2.86)	(2.55)	(0.29)	(5.45)	(5.74)
Year Ended 2/28/2021	$22.13	0.41	11.95	12.36	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$20.96	0.45	2.17	2.62	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.44	0.44	1.12	1.56	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.67	0.48	1.88	2.36	(0.59)	—	(0.59)
Institutional 2 Class
Year Ended 2/28/2022	$32.36	0.33	(2.88)	(2.55)	(0.31)	(5.45)	(5.76)
Year Ended 2/28/2021	$22.31	0.43	12.04	12.47	(0.52)	(1.90)	(2.42)
Year Ended 2/29/2020	$21.12	0.47	2.18	2.65	(0.56)	(0.90)	(1.46)
Year Ended 2/28/2019	$20.59	0.45	1.14	1.59	(0.47)	(0.59)	(1.06)
Year Ended 2/28/2018	$18.80	0.50	1.90	2.40	(0.61)	—	(0.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Convertible Securities Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$23.74	(9.04%)	1.10%(c)	1.10%(c),(d)	0.83%	92%	$413,074
Year Ended 2/28/2021	$32.01	58.37%	1.12%(c)	1.12%(c),(d)	1.32%	98%	$584,015
Year Ended 2/29/2020	$22.09	12.55%	1.17%(c)	1.12%(c),(d)	1.81%	74%	$317,365
Year Ended 2/28/2019	$20.92	7.70%	1.20%(c)	1.13%(c),(d)	1.88%	60%	$286,075
Year Ended 2/28/2018	$20.41	12.65%	1.22%	1.12%(d)	2.21%	67%	$248,052
Advisor Class
Year Ended 2/28/2022	$24.09	(8.82%)	0.85%(c)	0.85%(c),(d)	1.08%	92%	$176,880
Year Ended 2/28/2021	$32.40	58.75%	0.88%(c)	0.88%(c),(d)	1.55%	98%	$232,118
Year Ended 2/29/2020	$22.34	12.84%	0.92%(c)	0.87%(c),(d)	2.06%	74%	$94,945
Year Ended 2/28/2019	$21.14	7.99%	0.95%(c)	0.88%(c),(d)	2.15%	60%	$51,487
Year Ended 2/28/2018	$20.61	12.91%	0.97%	0.87%(d)	2.43%	67%	$18,432
Class C
Year Ended 2/28/2022	$23.60	(9.76%)	1.85%(c)	1.85%(c),(d)	0.09%	92%	$77,910
Year Ended 2/28/2021	$31.88	57.20%	1.87%(c)	1.87%(c),(d)	0.59%	98%	$100,101
Year Ended 2/29/2020	$22.00	11.71%	1.92%(c)	1.87%(c),(d)	1.06%	74%	$62,313
Year Ended 2/28/2019	$20.84	6.92%	1.95%(c)	1.88%(c),(d)	1.14%	60%	$44,035
Year Ended 2/28/2018	$20.33	11.80%	1.97%	1.87%(d)	1.47%	67%	$40,419
Institutional Class
Year Ended 2/28/2022	$23.79	(8.84%)	0.85%(c)	0.85%(c),(d)	1.09%	92%	$1,094,312
Year Ended 2/28/2021	$32.08	58.81%	0.88%(c)	0.88%(c),(d)	1.57%	98%	$1,401,886
Year Ended 2/29/2020	$22.13	12.81%	0.92%(c)	0.87%(c),(d)	2.06%	74%	$733,400
Year Ended 2/28/2019	$20.96	8.00%	0.95%(c)	0.88%(c),(d)	2.13%	60%	$544,140
Year Ended 2/28/2018	$20.44	12.91%	0.97%	0.87%(d)	2.49%	67%	$393,240
Institutional 2 Class
Year Ended 2/28/2022	$24.05	(8.77%)	0.80%(c)	0.79%(c)	1.14%	92%	$180,150
Year Ended 2/28/2021	$32.36	58.89%	0.83%(c)	0.81%(c)	1.62%	98%	$235,448
Year Ended 2/29/2020	$22.31	12.88%	0.87%(c)	0.81%(c)	2.13%	74%	$92,233
Year Ended 2/28/2019	$21.12	8.07%	0.89%(c)	0.81%(c)	2.19%	60%	$80,367
Year Ended 2/28/2018	$20.59	13.02%	0.90%	0.80%	2.54%	67%	$49,709
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2022	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2022	$32.66	0.35	(2.92)	(2.57)	(0.32)	(5.45)	(5.77)
Year Ended 2/28/2021	$22.50	0.45	12.14	12.59	(0.53)	(1.90)	(2.43)
Year Ended 2/29/2020	$21.28	0.48	2.21	2.69	(0.57)	(0.90)	(1.47)
Year Ended 2/28/2019	$20.74	0.47	1.14	1.61	(0.48)	(0.59)	(1.07)
Year Ended 2/28/2018	$18.94	0.51	1.91	2.42	(0.62)	—	(0.62)
Class R
Year Ended 2/28/2022	$31.98	0.16	(2.85)	(2.69)	(0.14)	(5.45)	(5.59)
Year Ended 2/28/2021	$22.06	0.29	11.91	12.20	(0.38)	(1.90)	(2.28)
Year Ended 2/29/2020	$20.90	0.34	2.16	2.50	(0.44)	(0.90)	(1.34)
Year Ended 2/28/2019	$20.39	0.33	1.12	1.45	(0.35)	(0.59)	(0.94)
Year Ended 2/28/2018	$18.62	0.38	1.89	2.27	(0.50)	—	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Convertible Securities Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2022	$24.32	(8.74%)	0.75%(c)	0.75%(c)	1.18%	92%	$101,658
Year Ended 2/28/2021	$32.66	58.95%	0.78%(c)	0.77%(c)	1.74%	98%	$136,747
Year Ended 2/29/2020	$22.50	12.97%	0.82%(c)	0.77%(c)	2.17%	74%	$128,319
Year Ended 2/28/2019	$21.28	8.11%	0.84%(c)	0.76%(c)	2.25%	60%	$100,142
Year Ended 2/28/2018	$20.74	13.03%	0.85%	0.75%	2.58%	67%	$90,655
Class R
Year Ended 2/28/2022	$23.70	(9.32%)	1.35%(c)	1.35%(c),(d)	0.57%	92%	$1,277
Year Ended 2/28/2021	$31.98	58.04%	1.37%(c)	1.37%(c),(d)	1.13%	98%	$2,138
Year Ended 2/29/2020	$22.06	12.23%	1.42%(c)	1.37%(c),(d)	1.56%	74%	$1,900
Year Ended 2/28/2019	$20.90	7.44%	1.45%(c)	1.38%(c),(d)	1.63%	60%	$2,337
Year Ended 2/28/2018	$20.39	12.38%	1.47%	1.37%(d)	1.97%	67%	$3,031
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2022	23

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the
24	Columbia Convertible Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
Columbia Convertible Securities Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Convertible Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2021, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. Prior to July 1, 2021, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.82% to 0.67% as the Fund’s net assets increased. The effective management services fee rate for the year ended February 28, 2022 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each
Columbia Convertible Securities Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
share class. In addition, effective through June 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $380.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	618,045
Class C	—	1.00(b)	7,768

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Convertible Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2021 through June 30, 2022	Prior to July 1, 2021
Class A	1.12%	1.13%
Advisor Class	0.87	0.88
Class C	1.87	1.88
Institutional Class	0.87	0.88
Institutional 2 Class	0.81	0.81
Institutional 3 Class	0.77	0.77
Class R	1.37	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through June 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, re-characterization of distributions for investments, principal and/or interest of fixed income securities, foreign currency transactions, amortization/accretion on certain convertible securities and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,240,738)	1,240,738	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Convertible Securities Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
92,206,745	395,681,950	487,888,695	79,779,025	94,625,496	174,404,521
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,200,735	110,939,132	—	98,863,923
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,941,700,299	237,298,905	(138,434,982)	98,863,923
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	26,962,597
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,297,514,434 and $2,705,244,664, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	Columbia Convertible Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,140,000	0.63	5
Lender	200,000	0.69	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Columbia Convertible Securities Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
February 28, 2022
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in
32	Columbia Convertible Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At February 28, 2022, one unaffiliated shareholder of record owned 14.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Convertible Securities Fund | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Convertible Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Convertible Securities Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Convertible Securities Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
17.11%	17.17%	0.12%	$388,417,477
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Convertible Securities Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
36	Columbia Convertible Securities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
Columbia Convertible Securities Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
38	Columbia Convertible Securities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Convertible Securities Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
40	Columbia Convertible Securities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Convertible Securities Fund | Annual Report 2022	41

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Columbia Convertible Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN134_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Select Large Cap Equity Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Equity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Equity Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2014
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	17.04	15.11	14.22
	Including sales charges		10.34	13.76	13.54
Advisor Class*		07/05/17	17.31	15.39	14.49
Class C	Excluding sales charges	08/02/99	16.13	14.27	13.36
	Including sales charges		15.13	14.27	13.36
Institutional Class		10/02/98	17.28	15.41	14.50
Institutional 2 Class*		11/08/12	17.45	15.49	14.60
Institutional 3 Class*		03/01/17	17.40	15.56	14.57
S&P 500 Index			16.39	15.17	14.59
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Large Cap Equity Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	8.9
Consumer Discretionary	12.5
Consumer Staples	5.7
Energy	2.5
Financials	11.2
Health Care	13.6
Industrials	10.0
Information Technology	30.7
Real Estate	2.0
Utilities	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Equity Fund | Annual Report 2022

Manager Discussion of Fund Performance
At February 28, 2022, approximately 48.49% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Select Large Cap Equity Fund returned 17.04% excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index, which returned 16.39% for the same time period.
Market overview
U.S. equities posted gains through much of the 12-month period that ended February 28, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. The first two months of 2022 brought a rocky start, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. Of most significance, tensions between Russia and Ukraine near the end of the period, and the subsequent invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs.
All eleven sectors within the benchmark delivered positive gains for the 12-month period. The energy, real estate, consumer staples, financials, utilities, information technology and health care sectors delivered the strongest gains, outperforming the overall benchmark’s return for the period. The communication services sector lagged most for the benchmark, followed by the consumer discretionary, industrials and materials sectors.
The Fund’s notable contributors during the period
•	Stock selection drove the Fund’s outperformance of its benchmark during the period, particularly within the information technology and communication services sectors.
•	Within information technology, Fund positions in semiconductor manufacturer NVIDIA Corp., cybersecurity company Palo Alto Networks, Inc., software giant Microsoft Corp. and networking firm Cisco Systems, Inc. contributed most to results. Not owning benchmark constituents PayPal Holdings and Intel also contributed to relative returns, as both companies experienced negative total returns for the period.
•	Within communication services, which was the weakest performing sector in the benchmark during the period, the Fund benefited from its position in Google parent Alphabet, Inc., which posted strong returns as well as not owning several names that weighed on the benchmark, including Meta Platforms, Walt Disney and Netflix.
•	Other individual top contributors included oil and gas company ConocoPhillips Co., aerospace and defense company Raytheon Technologies Corp. and health benefits company Anthem, Inc.
The Fund’s notable detractors during the period
•	Stock selection within the consumer discretionary and health care sectors detracted the most relative to the benchmark during the period, with the Fund underperforming the benchmark in both areas.
•	Within consumer discretionary, the Fund’s holding in retailer Gap, Inc. and the Fund’s underweight in electric vehicle company Tesla Motors, Inc. were among the Fund’s top individual detractors during the period. We exited its position in Gap in the second half of the period.
Columbia Select Large Cap Equity Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
•	Medical devices company Medtronic PLC and medical diagnostics company Exact Sciences Corp. were among the Fund’s top detractors within the health care sector. Both positions were sold during the period.
•	Southwest Airlines Co., in the industrials sector, also weighed on results versus the benchmark. The Fund’s position was sold.
•	Within the communication services sector, media and communications company Comcast Corp. delivered negative results for the Fund.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Equity Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.10	1,020.83	3.91	4.01	0.80
Advisor Class	1,000.00	1,000.00	974.10	1,022.07	2.69	2.76	0.55
Class C	1,000.00	1,000.00	969.60	1,017.11	7.57	7.75	1.55
Institutional Class	1,000.00	1,000.00	973.70	1,022.07	2.69	2.76	0.55
Institutional 2 Class	1,000.00	1,000.00	974.70	1,022.46	2.30	2.36	0.47
Institutional 3 Class	1,000.00	1,000.00	974.70	1,022.66	2.11	2.16	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Equity Fund | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 8.8%
Entertainment 1.3%
Electronic Arts, Inc.	133,503	17,367,405
Interactive Media & Services 5.6%
Alphabet, Inc., Class C(a)	28,322	76,407,658
Media 1.9%
Comcast Corp., Class A	550,980	25,763,825
Total Communication Services		119,538,888
Consumer Discretionary 12.2%
Auto Components 0.5%
Aptiv PLC(a)	52,400	6,782,656
Automobiles 1.6%
General Motors Co.(a)	337,984	15,790,613
Tesla Motors, Inc.(a)	6,556	5,706,539
Total		21,497,152
Hotels, Restaurants & Leisure 1.1%
Hilton Worldwide Holdings, Inc.(a)	106,322	15,827,093
Internet & Direct Marketing Retail 4.7%
Amazon.com, Inc.(a)	20,935	64,296,828
Multiline Retail 1.3%
Target Corp.	86,685	17,317,062
Specialty Retail 3.0%
Home Depot, Inc. (The)	77,339	24,425,976
TJX Companies, Inc. (The)	246,789	16,312,753
Total		40,738,729
Total Consumer Discretionary		166,459,520
Consumer Staples 5.6%
Food Products 1.6%
Mondelez International, Inc., Class A	335,535	21,970,832
Household Products 2.3%
Procter & Gamble Co. (The)	197,372	30,768,321
Tobacco 1.7%
Philip Morris International, Inc.	228,214	23,065,589
Total Consumer Staples		75,804,742
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.5%
Oil, Gas & Consumable Fuels 2.5%
ConocoPhillips Co.	204,343	19,383,977
Valero Energy Corp.	174,742	14,592,704
Total		33,976,681
Total Energy		33,976,681
Financials 11.0%
Banks 3.1%
Bank of America Corp.	721,493	31,889,991
Popular, Inc.	119,512	10,977,177
Total		42,867,168
Capital Markets 6.2%
Charles Schwab Corp. (The)	209,809	17,720,468
Morgan Stanley	263,078	23,871,698
S&P Global, Inc.	55,535	20,864,499
State Street Corp.	249,631	21,301,013
Total		83,757,678
Insurance 1.7%
MetLife, Inc.	340,452	22,997,533
Total Financials		149,622,379
Health Care 13.4%
Biotechnology 3.0%
AbbVie, Inc.	167,547	24,758,420
BioMarin Pharmaceutical, Inc.(a)	89,937	7,025,879
Vertex Pharmaceuticals, Inc.(a)	40,958	9,421,159
Total		41,205,458
Health Care Equipment & Supplies 1.7%
Stryker Corp.	86,579	22,800,579
Health Care Providers & Services 1.9%
Anthem, Inc.	56,499	25,529,073
Life Sciences Tools & Services 2.7%
Danaher Corp.	68,255	18,729,855
IQVIA Holdings, Inc.(a)	77,943	17,936,243
Total		36,666,098
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 4.1%
Eli Lilly & Co.	88,945	22,231,803
Johnson & Johnson	206,614	34,002,466
Total		56,234,269
Total Health Care		182,435,477
Industrials 9.8%
Aerospace & Defense 1.7%
Raytheon Technologies Corp.	220,317	22,626,556
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	92,617	19,488,469
Building Products 1.1%
Trane Technologies PLC	98,198	15,115,618
Commercial Services & Supplies 1.1%
Cintas Corp.	39,388	14,783,104
Construction & Engineering 0.7%
MasTec, Inc.(a)	123,983	9,764,901
Electrical Equipment 1.2%
AMETEK, Inc.	123,283	16,000,901
Machinery 1.1%
Parker-Hannifin Corp.	51,133	15,155,310
Road & Rail 1.5%
Union Pacific Corp.	83,975	20,653,651
Total Industrials		133,588,510
Information Technology 30.2%
Communications Equipment 1.8%
Cisco Systems, Inc.	447,122	24,935,994
Electronic Equipment, Instruments & Components 1.2%
TE Connectivity Ltd.	114,891	16,363,925
IT Services 2.3%
MasterCard, Inc., Class A	84,644	30,541,248
Semiconductors & Semiconductor Equipment 6.7%
Applied Materials, Inc.	130,931	17,570,940
Broadcom, Inc.	40,990	24,079,166
NVIDIA Corp.	114,052	27,811,580
QUALCOMM, Inc.	124,655	21,439,414
Total		90,901,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 12.9%
Adobe, Inc.(a)	49,158	22,990,213
Intuit, Inc.	34,659	16,441,190
Microsoft Corp.	331,272	98,980,761
Palo Alto Networks, Inc.(a)	30,862	18,339,743
ServiceNow, Inc.(a)	33,079	19,183,174
Total		175,935,081
Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.(b)	437,404	72,224,149
Total Information Technology		410,901,497
Real Estate 2.0%
Equity Real Estate Investment Trusts (REITS) 2.0%
Extra Space Storage, Inc.	75,905	14,281,526
Invitation Homes, Inc.	333,831	12,618,812
Total		26,900,338
Total Real Estate		26,900,338
Utilities 2.8%
Multi-Utilities 2.8%
Ameren Corp.	213,833	18,378,947
DTE Energy Co.	161,875	19,682,381
Total		38,061,328
Total Utilities		38,061,328
Total Common Stocks (Cost $916,552,157)		1,337,289,360

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(c),(d)	13,303,601	13,299,610
Total Money Market Funds (Cost $13,298,446)		13,299,610
Total Investments in Securities (Cost: $929,850,603)		1,350,588,970
Other Assets & Liabilities, Net		8,960,366
Net Assets		1,359,549,336

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
At February 28, 2022, securities and/or cash totaling $1,073,280 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	50	03/2022	USD	10,920,000	—	(177,632)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	28,706,905	313,579,677	(328,987,885)	913	13,299,610	(5,285)	11,782	13,303,601
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	119,538,888	—	—	119,538,888
Consumer Discretionary	166,459,520	—	—	166,459,520
Consumer Staples	75,804,742	—	—	75,804,742
Energy	33,976,681	—	—	33,976,681
Financials	149,622,379	—	—	149,622,379
Health Care	182,435,477	—	—	182,435,477
Industrials	133,588,510	—	—	133,588,510
Information Technology	410,901,497	—	—	410,901,497
Real Estate	26,900,338	—	—	26,900,338
Utilities	38,061,328	—	—	38,061,328
Total Common Stocks	1,337,289,360	—	—	1,337,289,360
Money Market Funds	13,299,610	—	—	13,299,610
Total Investments in Securities	1,350,588,970	—	—	1,350,588,970
Investments in Derivatives
Liability
Futures Contracts	(177,632)	—	—	(177,632)
Total	1,350,411,338	—	—	1,350,411,338
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2022	11

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $916,552,157)	$1,337,289,360
Affiliated issuers (cost $13,298,446)	13,299,610
Receivable for:
Investments sold	7,848,988
Capital shares sold	301,885
Dividends	1,493,604
Expense reimbursement due from Investment Manager	36,380
Prepaid expenses	13,150
Total assets	1,360,282,977
Liabilities
Payable for:
Capital shares purchased	347,796
Variation margin for futures contracts	30,000
Management services fees	81,452
Distribution and/or service fees	5,583
Transfer agent fees	66,232
Compensation of board members	174,233
Compensation of chief compliance officer	223
Other expenses	28,122
Total liabilities	733,641
Net assets applicable to outstanding capital stock	$1,359,549,336
Represented by
Paid in capital	878,189,026
Total distributable earnings (loss)	481,360,310
Total - representing net assets applicable to outstanding capital stock	$1,359,549,336
Class A
Net assets	$235,275,831
Shares outstanding	12,509,450
Net asset value per share	$18.81
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.96
Advisor Class
Net assets	$1,932,163
Shares outstanding	104,248
Net asset value per share	$18.53
Class C
Net assets	$8,739,142
Shares outstanding	520,862
Net asset value per share	$16.78
Institutional Class
Net assets	$214,099,604
Shares outstanding	11,489,175
Net asset value per share	$18.63
Institutional 2 Class
Net assets	$198,954,965
Shares outstanding	10,284,259
Net asset value per share	$19.35
Institutional 3 Class
Net assets	$700,547,631
Shares outstanding	38,276,309
Net asset value per share	$18.30
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Equity Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$18,484,591
Dividends — affiliated issuers	11,782
Interfund lending	167
Foreign taxes withheld	(54,801)
Total income	18,441,739
Expenses:
Management services fees	10,024,393
Distribution and/or service fees
Class A	607,933
Class C	85,054
Transfer agent fees
Class A	313,807
Advisor Class	2,854
Class C	10,973
Institutional Class	275,676
Institutional 2 Class	89,463
Institutional 3 Class	40,388
Compensation of board members	54,347
Custodian fees	11,371
Printing and postage fees	31,992
Registration fees	103,159
Audit fees	29,500
Legal fees	25,731
Interest on collateral	345
Compensation of chief compliance officer	216
Other	26,367
Total expenses	11,733,569
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,584,489)
Expense reduction	(560)
Total net expenses	7,148,520
Net investment income	11,293,219
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	113,608,409
Investments — affiliated issuers	(5,285)
Futures contracts	2,792,280
Net realized gain	116,395,404
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	84,088,288
Investments — affiliated issuers	913
Futures contracts	309,490
Net change in unrealized appreciation (depreciation)	84,398,691
Net realized and unrealized gain	200,794,095
Net increase in net assets resulting from operations	$212,087,314
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$11,293,219	$10,317,430
Net realized gain	116,395,404	66,723,980
Net change in unrealized appreciation (depreciation)	84,398,691	166,814,171
Net increase in net assets resulting from operations	212,087,314	243,855,581
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,789,878)	(13,886,746)
Advisor Class	(174,654)	(98,725)
Class C	(637,088)	(537,915)
Institutional Class	(16,826,301)	(11,261,374)
Institutional 2 Class	(12,046,628)	(5,423,544)
Institutional 3 Class	(57,623,422)	(34,366,164)
Total distributions to shareholders	(105,097,971)	(65,574,468)
Increase in net assets from capital stock activity	31,469,851	365,045,971
Total increase in net assets	138,459,194	543,327,084
Net assets at beginning of year	1,221,090,142	677,763,058
Net assets at end of year	$1,359,549,336	$1,221,090,142
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Equity Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,275,138	24,825,167	2,634,765	39,435,220
Distributions reinvested	338,444	6,673,124	322,834	5,048,030
Redemptions	(1,605,606)	(31,071,032)	(1,408,709)	(21,385,270)
Net increase	7,976	427,259	1,548,890	23,097,980
Advisor Class
Subscriptions	57,976	1,077,177	87,383	1,328,743
Distributions reinvested	8,984	174,378	6,288	98,506
Redemptions	(61,135)	(1,178,243)	(229,948)	(3,191,942)
Net increase (decrease)	5,825	73,312	(136,277)	(1,764,693)
Class C
Subscriptions	105,380	1,870,662	133,822	1,686,630
Distributions reinvested	31,956	563,770	33,333	469,014
Redemptions	(110,967)	(1,935,215)	(140,027)	(1,887,046)
Net increase	26,369	499,217	27,128	268,598
Institutional Class
Subscriptions	2,429,962	46,730,851	1,941,261	29,312,136
Distributions reinvested	807,948	15,787,253	665,332	10,341,642
Redemptions	(1,642,468)	(31,747,662)	(1,624,633)	(24,722,844)
Net increase	1,595,442	30,770,442	981,960	14,930,934
Institutional 2 Class
Subscriptions	5,530,357	109,586,321	6,299,742	104,004,042
Distributions reinvested	592,170	12,046,628	327,061	5,423,544
Redemptions	(1,597,524)	(32,564,052)	(2,425,693)	(40,064,935)
Net increase	4,525,003	89,068,897	4,201,110	69,362,651
Institutional 3 Class
Subscriptions	2,765,887	53,592,290	20,553,142	316,958,657
Distributions reinvested	2,732,037	52,418,462	1,835,143	27,989,030
Redemptions	(10,204,800)	(195,380,028)	(5,667,507)	(85,797,186)
Net increase (decrease)	(4,706,876)	(89,369,276)	16,720,778	259,150,501
Total net increase	1,453,739	31,469,851	23,343,589	365,045,971
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$17.28	0.11	2.88	2.99	(0.15)	(1.31)	(1.46)
Year Ended 2/28/2021	$14.22	0.14	4.08	4.22	(0.21)	(0.95)	(1.16)
Year Ended 2/29/2020	$13.95	0.24	0.77	1.01	(0.12)	(0.62)	(0.74)
Year Ended 2/28/2019	$14.82	0.16	0.33	0.49	(0.14)	(1.22)	(1.36)
Year Ended 2/28/2018	$13.16	0.09	2.36	2.45	(0.08)	(0.71)	(0.79)
Advisor Class
Year Ended 2/28/2022	$17.04	0.15	2.84	2.99	(0.19)	(1.31)	(1.50)
Year Ended 2/28/2021	$14.04	0.18	4.02	4.20	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.78	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.66	0.20	0.33	0.53	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018(e)	$13.61	0.11	1.63	1.74	(0.10)	(0.59)	(0.69)
Class C
Year Ended 2/28/2022	$15.58	(0.04)	2.60	2.56	(0.05)	(1.31)	(1.36)
Year Ended 2/28/2021	$12.92	0.03	3.69	3.72	(0.11)	(0.95)	(1.06)
Year Ended 2/29/2020	$12.74	0.11	0.71	0.82	(0.02)	(0.62)	(0.64)
Year Ended 2/28/2019	$13.64	0.05	0.31	0.36	(0.04)	(1.22)	(1.26)
Year Ended 2/28/2018	$12.18	(0.02)	2.19	2.17	—	(0.71)	(0.71)
Institutional Class
Year Ended 2/28/2022	$17.13	0.15	2.85	3.00	(0.19)	(1.31)	(1.50)
Year Ended 2/28/2021	$14.10	0.18	4.05	4.23	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.84	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.71	0.19	0.34	0.53	(0.18)	(1.22)	(1.40)
Year Ended 2/28/2018	$13.06	0.12	2.35	2.47	(0.11)	(0.71)	(0.82)
Institutional 2 Class
Year Ended 2/28/2022	$17.73	0.17	2.97	3.14	(0.21)	(1.31)	(1.52)
Year Ended 2/28/2021	$14.55	0.21	4.18	4.39	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$14.26	0.29	0.79	1.08	(0.17)	(0.62)	(0.79)
Year Ended 2/28/2019	$15.11	0.22	0.34	0.56	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018	$13.41	0.13	2.40	2.53	(0.12)	(0.71)	(0.83)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Equity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$18.81	17.04%	1.12%(c)	0.79%(c),(d)	0.54%	58%	$235,276
Year Ended 2/28/2021	$17.28	30.70%	1.16%(c)	0.79%(c),(d)	0.92%	64%	$216,047
Year Ended 2/29/2020	$14.22	7.30%	1.18%	0.80%(d)	1.63%	46%	$155,699
Year Ended 2/28/2019	$13.95	3.61%	1.19%	0.80%(d)	1.10%	62%	$151,703
Year Ended 2/28/2018	$14.82	18.87%	1.19%	1.13%(d)	0.61%	45%	$149,489
Advisor Class
Year Ended 2/28/2022	$18.53	17.31%	0.87%(c)	0.54%(c),(d)	0.79%	58%	$1,932
Year Ended 2/28/2021	$17.04	30.96%	0.91%(c)	0.54%(c),(d)	1.18%	64%	$1,678
Year Ended 2/29/2020	$14.04	7.58%	0.93%	0.55%(d)	1.81%	46%	$3,294
Year Ended 2/28/2019	$13.78	3.88%	0.94%	0.55%(d)	1.45%	62%	$3,143
Year Ended 2/28/2018(e)	$14.66	12.96%	0.97%(f)	0.69%(d),(f)	1.17%(f)	45%	$240
Class C
Year Ended 2/28/2022	$16.78	16.13%	1.87%(c)	1.54%(c),(d)	(0.21%)	58%	$8,739
Year Ended 2/28/2021	$15.58	29.82%	1.91%(c)	1.54%(c),(d)	0.18%	64%	$7,703
Year Ended 2/29/2020	$12.92	6.45%	1.93%	1.55%(d)	0.83%	46%	$6,040
Year Ended 2/28/2019	$12.74	2.85%	1.94%	1.55%(d)	0.34%	62%	$7,783
Year Ended 2/28/2018	$13.64	18.03%	1.94%	1.87%(d)	(0.15%)	45%	$8,199
Institutional Class
Year Ended 2/28/2022	$18.63	17.28%	0.87%(c)	0.54%(c),(d)	0.79%	58%	$214,100
Year Ended 2/28/2021	$17.13	31.04%	0.91%(c)	0.54%(c),(d)	1.18%	64%	$169,476
Year Ended 2/29/2020	$14.10	7.54%	0.93%	0.55%(d)	1.76%	46%	$125,623
Year Ended 2/28/2019	$13.84	3.90%	0.94%	0.55%(d)	1.34%	62%	$158,057
Year Ended 2/28/2018	$14.71	19.21%	0.94%	0.88%(d)	0.86%	45%	$170,394
Institutional 2 Class
Year Ended 2/28/2022	$19.35	17.45%	0.80%(c)	0.47%(c)	0.85%	58%	$198,955
Year Ended 2/28/2021	$17.73	31.20%	0.83%(c)	0.46%(c)	1.26%	64%	$102,131
Year Ended 2/29/2020	$14.55	7.61%	0.85%	0.46%	1.97%	46%	$22,676
Year Ended 2/28/2019	$14.26	4.01%	0.84%	0.46%	1.53%	62%	$19,466
Year Ended 2/28/2018	$15.11	19.15%	0.86%	0.80%	0.90%	45%	$10,777
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2022	$16.85	0.17	2.81	2.98	(0.22)	(1.31)	(1.53)
Year Ended 2/28/2021	$13.88	0.20	3.98	4.18	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$13.63	0.29	0.76	1.05	(0.18)	(0.62)	(0.80)
Year Ended 2/28/2019	$14.51	0.21	0.33	0.54	(0.20)	(1.22)	(1.42)
Year Ended 2/28/2018(g)	$13.08	0.14	2.13	2.27	(0.13)	(0.71)	(0.84)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Advisor Class shares commenced operations on July 5, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Equity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2022	$18.30	17.40%	0.75%(c)	0.42%(c)	0.92%	58%	$700,548
Year Ended 2/28/2021	$16.85	31.26%	0.78%(c)	0.41%(c)	1.29%	64%	$724,055
Year Ended 2/29/2020	$13.88	7.72%	0.80%	0.42%	2.04%	46%	$364,432
Year Ended 2/28/2019	$13.63	4.02%	0.80%	0.43%	1.48%	62%	$340,760
Year Ended 2/28/2018(g)	$14.51	17.63%	0.81%	0.76%	0.98%	45%	$330,311
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2022	19

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Select Large Cap Equity Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
February 28, 2022
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2022:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	177,632*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,792,280

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	309,490
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	9,581,345

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Select Large Cap Equity Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
February 28, 2022
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2022 was 0.72% of the Fund’s average daily net assets.
24	Columbia Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended February 28, 2022, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
9,038,802	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Select Large Cap Equity Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $560.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	106,862
Class C	—	1.00(b)	23

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2021 through June 30, 2022	Prior to July 1, 2021
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.48	0.46
Institutional 3 Class	0.43	0.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(15,061)	15,061	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Select Large Cap Equity Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
54,145,783	50,952,188	105,097,971	13,508,359	52,066,109	65,574,468
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,325,955	46,201,948	—	419,004,708
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
931,406,630	444,887,804	(25,883,096)	419,004,708
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $786,985,965 and $838,400,401, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,066,667	0.66	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Columbia Select Large Cap Equity Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At February 28, 2022, two unaffiliated shareholders of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 53.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently
30	Columbia Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Large Cap Equity Fund | Annual Report 2022	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Select Large Cap Equity Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
41.90%	39.08%	0.82%	$80,239,839
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Select Large Cap Equity Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
34	Columbia Select Large Cap Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
Columbia Select Large Cap Equity Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
36	Columbia Select Large Cap Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Select Large Cap Equity Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia Select Large Cap Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Large Cap Equity Fund | Annual Report 2022	39

Columbia Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN172_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Large Cap Index Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Index Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Christopher Rowe
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	15.86	14.65	14.08
Institutional Class	12/15/93	16.15	14.94	14.36
Institutional 2 Class*	11/08/12	16.15	14.94	14.36
Institutional 3 Class*	03/01/17	16.17	14.95	14.37
S&P 500 Index		16.39	15.17	14.59
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Index Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	9.6
Consumer Discretionary	11.8
Consumer Staples	6.2
Energy	3.7
Financials	11.6
Health Care	13.3
Industrials	7.9
Information Technology	28.1
Materials	2.6
Real Estate	2.6
Utilities	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Index Fund | Annual Report 2022

Manager Discussion of Fund Performance
At February 28, 2022, approximately 27.93% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Large Cap Index Fund returned 15.86%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned 16.39% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
COVID-19 vaccinations allowed for greater economic reopening during the annual period. In turn, the U.S. equity market, as measured by the S&P 500 Index, achieved double-digit gains, even as volatility remained heightened throughout.
As the annual period began in March 2021, U.S. equities produced healthy gains, boosted by both the passage of a fiscal stimulus package and by investor confidence the U.S. Federal Reserve (Fed) would maintain its highly accommodative monetary policy. Stocks were then well supported during the second quarter of 2021 by a combination of strong economic growth, gradual rollbacks of COVID-19 lockdowns and robust corporate earnings. Although concerns about rising inflation led to a brief stretch of volatility mid-way through the quarter, the Fed reassured the markets that monetary policy would remain accommodative for an extended period. As a result, most major U.S. equity indices finished June 2021 at or near their then-all-time highs.
U.S. equities posted mixed results in the third quarter, reflecting an increasingly challenging environment. The market performed reasonably well in July and August, during which the prospects of improving economic growth and rising corporate profits outweighed concerns about the COVID-19 Delta variant. The backdrop became less favorable in September, however, fueling a downturn that erased almost all of the advance of the prior two months. The markets were contending with a persistent increase in inflation, worsening supply-chain bottlenecks, instability in China’s property market and the Fed indicating it was likely to announce a tapering of its quantitative easing program before year end. In the fourth quarter, U.S. equities displayed remarkable resilience despite potential headwinds. Investors faced the emergence of the COVID-19 Omicron variant, which was contagious enough to raise concerns about a possible new wave of lockdowns. Also, the Fed had previously viewed rising inflation as “transitory,” but continued price pressures drove the central bank to announce the tapering of its stimulative quantitative easing program and to prepare the financial markets for the likelihood of multiple interest rate increases in 2022. Still, the S&P 500 Index finished the calendar year with a solid gain on the strength of robust investment inflows and the lack of compelling total return potential in bonds.
U.S. equities fell in January and February 2022. The S&P 500 Index experienced its worst month in January since the COVID-19-induced sell-off of March 2020. Hawkish commentary from the Fed was perhaps the most significant driver of the market’s decline. Heightened inflation concerns also weighed on investor sentiment, more than offsetting the positive news that the Omicron variant appeared to be milder than previous COVID-19 variants. In February, Russia’s invasion of Ukraine, stunning in its magnitude, rattled equity markets, while inflation and shifting Fed policy remained overhangs. Notably, the growing sense that COVID-19 is transitioning from pandemic to endemic in the U.S. supported U.S. small-cap stocks, which significantly outpaced their large-cap peers in a reversal of the recent performance trend.
For the annual period overall, large-cap stocks within the U.S. equity market performed best, followed by mid-cap stocks and then small-cap stocks, each generating a positive total return. From a style perspective, there was a sharp reversal from the prior annual period, as value-oriented stocks significantly outperformed growth-oriented stocks across the capitalization spectrum of the U.S. equity market for the 12 months ended February 28, 2022. Ten of the eleven sectors of the S&P 500 Index posted a positive return during the 12 months ended February 28, 2022.
Columbia Large Cap Index Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
•	Communication services was the only sector in the S&P 500 Index to post a negative total return during the annual period. The consumer discretionary and industrials sectors were also weak, but each generated a single-digit positive total return during the annual period.
•	On the basis of impact, communication services, materials and utilities were the weakest sectors.
•	The worst performing industries for the annual period on the basis of total return were entertainment; airlines; independent power and renewable electricity producers; auto components; and media.
•	Top individual detractors were digital payments technology platform PayPal Holdings, Inc.; social media giant formerly known as Facebook, Meta Platforms, Inc.-Class A; diversified media and entertainment company The Walt Disney Co.; entertainment content streaming service Netflix, Inc.; and semiconductor bellwether Intel Corp.
The Fund’s notable contributors during the period
•	In terms of total return, the energy sector was the best relative performer, followed at some distance by the real estate and consumer staples sectors.
•	On the basis of impact, which takes weighting and total returns into account, the information technology sector was the biggest contributor to the Index’s return, followed by health care and financials.
•	The top performing industries for the annual period on the basis of total return were oil, gas and consumable fuels; metals and mining; health care providers and services; energy equipment and services; and health care technology.
•	Top individual contributors within the S&P 500 Index during the annual period included information technology giants Apple Inc., Microsoft Corp. and Alphabet Inc.; semiconductor producer NVIDIA Corp.; and health care plan provider UnitedHealth Group Inc.
•	Information technology remained the largest sector by weighting in the S&P 500 Index as of February 28, 2022, with a weighting of 28.12%.
•	As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Index Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	971.70	1,022.56	2.20	2.26	0.45
Institutional Class	1,000.00	1,000.00	972.80	1,023.80	0.98	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	972.70	1,023.80	0.98	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	972.90	1,023.80	0.98	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Index Fund | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 9.5%
Diversified Telecommunication Services 1.1%
AT&T, Inc.	661,356	15,667,523
Lumen Technologies, Inc.	85,344	884,164
Verizon Communications, Inc.	383,437	20,579,064
Total		37,130,751
Entertainment 1.5%
Activision Blizzard, Inc.	72,136	5,879,084
Electronic Arts, Inc.	26,192	3,407,317
Live Nation Entertainment, Inc.(a)	12,511	1,511,579
Netflix, Inc.(a)	41,024	16,184,789
Take-Two Interactive Software, Inc.(a)	10,678	1,729,836
Walt Disney Co. (The)(a)	168,291	24,984,482
Total		53,697,087
Interactive Media & Services 5.7%
Alphabet, Inc., Class A(a)	27,859	75,251,059
Alphabet, Inc., Class C(a)	25,896	69,862,747
Match Group, Inc.(a)	26,218	2,923,045
Meta Platforms, Inc., Class A(a)	219,150	46,247,225
Twitter, Inc.(a)	74,055	2,632,655
Total		196,916,731
Media 1.0%
Charter Communications, Inc., Class A(a)	11,457	6,894,593
Comcast Corp., Class A	422,271	19,745,392
Discovery, Inc., Class A(a)	15,671	439,572
Discovery, Inc., Class C(a)	28,130	786,796
DISH Network Corp., Class A(a)	23,126	739,107
Fox Corp., Class A	29,669	1,241,054
Fox Corp., Class B	13,619	521,063
Interpublic Group of Companies, Inc. (The)	36,467	1,341,986
News Corp., Class A	36,401	812,470
News Corp., Class B	11,278	252,966
Omnicom Group, Inc.	19,686	1,651,458
Paramount Global, Class B	56,189	1,719,945
Total		36,146,402
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc.(a)	54,369	6,698,804
Total Communication Services		330,589,775
Consumer Discretionary 11.7%
Auto Components 0.1%
Aptiv PLC(a)	25,053	3,242,860
BorgWarner, Inc.	22,206	910,668
Total		4,153,528
Automobiles 2.3%
Ford Motor Co.	363,545	6,383,850
General Motors Co.(a)	134,462	6,282,065
Tesla Motors, Inc.(a)	75,337	65,575,585
Total		78,241,500
Distributors 0.1%
Genuine Parts Co.	13,190	1,611,290
LKQ Corp.	24,836	1,166,050
Pool Corp.	3,713	1,702,708
Total		4,480,048
Hotels, Restaurants & Leisure 1.9%
Booking Holdings, Inc.(a)	3,803	8,261,067
Caesars Entertainment, Inc.(a)	19,798	1,666,794
Carnival Corp.(a)	74,504	1,514,666
Chipotle Mexican Grill, Inc.(a)	2,606	3,969,850
Darden Restaurants, Inc.	12,020	1,745,544
Domino’s Pizza, Inc.	3,370	1,456,548
Expedia Group, Inc.(a)	13,522	2,651,800
Hilton Worldwide Holdings, Inc.(a)	25,814	3,842,672
Las Vegas Sands Corp.(a)	31,840	1,364,662
Marriott International, Inc., Class A(a)	25,337	4,310,837
McDonald’s Corp.	69,205	16,939,308
MGM Resorts International	36,049	1,596,610
Norwegian Cruise Line Holdings Ltd.(a)	34,270	667,922
Penn National Gaming, Inc.(a)	15,385	790,020
Royal Caribbean Cruises Ltd.(a)	20,765	1,676,151
Starbucks Corp.	109,284	10,031,178
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Wynn Resorts Ltd.(a)	9,747	843,311
Yum! Brands, Inc.	27,148	3,327,802
Total		66,656,742
Household Durables 0.4%
D.R. Horton, Inc.	30,187	2,577,970
Garmin Ltd.	14,071	1,554,001
Lennar Corp., Class A	25,177	2,262,909
Mohawk Industries, Inc.(a)	5,081	715,303
Newell Brands, Inc.	35,064	832,770
NVR, Inc.(a)	303	1,502,407
PulteGroup, Inc.	23,449	1,164,478
Whirlpool Corp.	5,626	1,132,345
Total		11,742,183
Internet & Direct Marketing Retail 3.7%
Amazon.com, Inc.(a)	40,393	124,057,405
eBay, Inc.	57,977	3,164,965
Etsy, Inc.(a)	11,742	1,818,718
Total		129,041,088
Leisure Products 0.0%
Hasbro, Inc.	12,009	1,165,473
Multiline Retail 0.5%
Dollar General Corp.	21,608	4,285,731
Dollar Tree, Inc.(a)	20,830	2,959,526
Target Corp.	45,199	9,029,404
Total		16,274,661
Specialty Retail 2.1%
Advance Auto Parts, Inc.	5,835	1,193,141
AutoZone, Inc.(a)	1,942	3,618,703
Bath & Body Works, Inc.	24,485	1,306,764
Best Buy Co., Inc.	20,502	1,981,313
CarMax, Inc.(a)	15,014	1,641,481
Home Depot, Inc. (The)	97,741	30,869,540
Lowe’s Companies, Inc.	64,129	14,176,357
O’Reilly Automotive, Inc.(a)	6,240	4,051,258
Ross Stores, Inc.	32,912	3,007,828
TJX Companies, Inc. (The)	111,372	7,361,689
Common Stocks (continued)
Issuer	Shares	Value ($)
Tractor Supply Co.	10,541	2,148,150
Ulta Beauty, Inc.(a)	5,034	1,885,233
Total		73,241,457
Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc., Class B	118,343	16,159,737
PVH Corp.	6,580	644,116
Ralph Lauren Corp.	4,514	596,029
Tapestry, Inc.	25,482	1,042,214
Under Armour, Inc., Class A(a)	17,471	312,556
Under Armour, Inc., Class C(a)	19,918	311,318
VF Corp.	30,193	1,751,798
Total		20,817,768
Total Consumer Discretionary		405,814,448
Consumer Staples 6.1%
Beverages 1.5%
Brown-Forman Corp., Class B	16,924	1,103,952
Coca-Cola Co. (The)	360,034	22,408,516
Constellation Brands, Inc., Class A	15,213	3,280,227
Molson Coors Beverage Co., Class B	17,449	910,489
Monster Beverage Corp.(a)	34,794	2,936,614
PepsiCo, Inc.	128,053	20,967,398
Total		51,607,196
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	40,919	21,247,191
Kroger Co. (The)	62,673	2,933,096
Sysco Corp.	47,479	4,135,421
Walgreens Boots Alliance, Inc.	66,539	3,066,783
Walmart, Inc.	131,709	17,801,788
Total		49,184,279
Food Products 1.0%
Archer-Daniels-Midland Co.	51,812	4,064,651
Campbell Soup Co.	18,746	843,008
ConAgra Foods, Inc.	44,426	1,553,577
General Mills, Inc.	56,095	3,782,486
Hershey Co. (The)	13,465	2,723,431
Hormel Foods Corp.	26,129	1,244,786
JM Smucker Co. (The)	10,036	1,352,351
Kellogg Co.	23,695	1,515,058

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Kraft Heinz Co. (The)	65,751	2,578,754
Lamb Weston Holdings, Inc.	13,528	898,665
McCormick & Co., Inc.	23,093	2,197,761
Mondelez International, Inc., Class A	129,194	8,459,623
Tyson Foods, Inc., Class A	27,304	2,529,989
Total		33,744,140
Household Products 1.4%
Church & Dwight Co., Inc.	22,611	2,212,486
Clorox Co. (The)	11,379	1,658,944
Colgate-Palmolive Co.	78,060	6,006,717
Kimberly-Clark Corp.	31,185	4,058,728
Procter & Gamble Co. (The)	224,121	34,938,223
Total		48,875,098
Personal Products 0.2%
Estee Lauder Companies, Inc. (The), Class A	21,459	6,358,946
Tobacco 0.6%
Altria Group, Inc.	170,131	8,726,019
Philip Morris International, Inc.	144,184	14,572,677
Total		23,298,696
Total Consumer Staples		213,068,355
Energy 3.6%
Energy Equipment & Services 0.3%
Baker Hughes Co.	80,950	2,378,311
Halliburton Co.	82,900	2,779,637
Schlumberger NV	129,903	5,097,394
Total		10,255,342
Oil, Gas & Consumable Fuels 3.3%
APA Corp.	33,644	1,198,736
Chevron Corp.	178,530	25,708,320
ConocoPhillips Co.	122,153	11,587,434
Coterra Energy, Inc.	75,349	1,757,892
Devon Energy Corp.	58,311	3,472,420
Diamondback Energy, Inc.	15,773	2,178,251
EOG Resources, Inc.	54,187	6,227,170
Exxon Mobil Corp.(b)	392,087	30,747,463
Hess Corp.	25,530	2,580,062
Kinder Morgan, Inc.	180,596	3,142,370
Marathon Oil Corp.	72,103	1,626,644
Common Stocks (continued)
Issuer	Shares	Value ($)
Marathon Petroleum Corp.	57,012	4,439,524
Occidental Petroleum Corp.	82,175	3,593,513
ONEOK, Inc.	41,300	2,696,890
Phillips 66	40,581	3,418,543
Pioneer Natural Resources Co.	21,027	5,038,069
Valero Energy Corp.	37,864	3,162,023
Williams Companies, Inc. (The)	112,529	3,519,907
Total		116,095,231
Total Energy		126,350,573
Financials 11.4%
Banks 4.2%
Bank of America Corp.	667,005	29,481,621
Citigroup, Inc.	183,771	10,884,756
Citizens Financial Group, Inc.	39,472	2,069,122
Comerica, Inc.	12,146	1,159,822
Fifth Third Bancorp	63,325	3,029,468
First Republic Bank	16,602	2,876,463
Huntington Bancshares, Inc.	133,962	2,079,090
JPMorgan Chase & Co.	273,699	38,810,518
KeyCorp	86,229	2,161,761
M&T Bank Corp.	11,918	2,171,817
People’s United Financial, Inc.	39,641	835,632
PNC Financial Services Group, Inc. (The)	39,142	7,799,043
Regions Financial Corp.	88,287	2,135,663
Signature Bank	5,615	1,936,557
SVB Financial Group(a)	5,435	3,293,610
Truist Financial Corp.	123,630	7,692,259
U.S. Bancorp	124,968	7,065,691
Wells Fargo & Co.	369,273	19,708,100
Zions Bancorp	14,491	1,027,267
Total		146,218,260
Capital Markets 3.0%
Ameriprise Financial, Inc.(c)	10,363	3,106,724
Bank of New York Mellon Corp. (The)	70,364	3,739,847
BlackRock, Inc.	13,225	9,837,945
Cboe Global Markets, Inc.	9,877	1,158,473
Charles Schwab Corp. (The)	139,234	11,759,704
CME Group, Inc.	33,285	7,872,901
Factset Research Systems, Inc.	3,486	1,415,630

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Franklin Resources, Inc.	26,025	773,723
Goldman Sachs Group, Inc. (The)	31,439	10,729,816
Intercontinental Exchange, Inc.	52,179	6,685,174
Invesco Ltd.	31,608	671,354
MarketAxess Holdings, Inc.	3,522	1,343,396
Moody’s Corp.	14,979	4,823,687
Morgan Stanley	132,950	12,063,883
MSCI, Inc.	7,636	3,830,905
Nasdaq, Inc.	10,841	1,855,437
Northern Trust Corp.	19,232	2,190,525
Raymond James Financial, Inc.	17,153	1,880,826
S&P Global, Inc.	32,803	12,324,089
State Street Corp.	33,862	2,889,445
T. Rowe Price Group, Inc.	20,815	3,009,016
Total		103,962,500
Consumer Finance 0.6%
American Express Co.	58,105	11,303,747
Capital One Financial Corp.	39,419	6,041,750
Discover Financial Services	27,143	3,350,532
Synchrony Financial	50,684	2,168,262
Total		22,864,291
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(a)	169,611	54,521,456
Insurance 2.0%
Aflac, Inc.	56,365	3,443,337
Allstate Corp. (The)	26,550	3,248,658
American International Group, Inc.	76,897	4,709,172
Aon PLC, Class A	20,406	5,961,409
Arthur J Gallagher & Co.	19,197	3,036,773
Assurant, Inc.	5,277	895,560
Brown & Brown, Inc.	21,710	1,467,813
Chubb Ltd.	39,893	8,123,811
Cincinnati Financial Corp.	13,879	1,704,202
Everest Re Group Ltd.	3,646	1,087,310
Globe Life, Inc.	8,604	868,660
Hartford Financial Services Group, Inc. (The)	31,521	2,190,079
Lincoln National Corp.	15,732	1,060,651
Loews Corp.	18,561	1,138,532
Common Stocks (continued)
Issuer	Shares	Value ($)
Marsh & McLennan Companies, Inc.	46,760	7,266,972
MetLife, Inc.	66,218	4,473,026
Principal Financial Group, Inc.	22,831	1,612,782
Progressive Corp. (The)	54,185	5,739,817
Prudential Financial, Inc.	35,008	3,908,993
Travelers Companies, Inc. (The)	22,784	3,914,975
Willis Towers Watson PLC	11,540	2,565,342
WR Berkley Corp.	12,924	1,167,037
Total		69,584,911
Total Financials		397,151,418
Health Care 13.2%
Biotechnology 1.8%
AbbVie, Inc.	163,730	24,194,382
Amgen, Inc.	52,166	11,814,556
Biogen, Inc.(a)	13,604	2,870,580
Gilead Sciences, Inc.	116,173	7,016,849
Incyte Corp.(a)	17,389	1,187,669
Moderna, Inc.(a)	32,669	5,017,958
Regeneron Pharmaceuticals, Inc.(a)	9,791	6,054,363
Vertex Pharmaceuticals, Inc.(a)	23,547	5,416,281
Total		63,572,638
Health Care Equipment & Supplies 3.0%
Abbott Laboratories	163,768	19,753,696
ABIOMED, Inc.(a)	4,214	1,309,458
Align Technology, Inc.(a)	6,792	3,473,836
Baxter International, Inc.	46,371	3,940,144
Becton Dickinson and Co.	26,598	7,215,506
Boston Scientific Corp.(a)	131,974	5,829,292
Cooper Companies, Inc. (The)	4,566	1,867,585
Dentsply Sirona, Inc.	20,246	1,096,118
DexCom, Inc.(a)	8,976	3,715,256
Edwards Lifesciences Corp.(a)	57,822	6,497,458
Hologic, Inc.(a)	23,476	1,670,787
IDEXX Laboratories, Inc.(a)	7,853	4,180,545
Intuitive Surgical, Inc.(a)	33,061	9,598,600
Medtronic PLC	124,641	13,086,059
ResMed, Inc.	13,496	3,330,138
STERIS PLC	9,264	2,223,360
Stryker Corp.	31,095	8,188,868

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Teleflex, Inc.	4,338	1,458,913
West Pharmaceutical Services, Inc.	6,861	2,655,756
Zimmer Biomet Holdings, Inc.	19,348	2,460,872
Total		103,552,247
Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	13,856	1,974,896
Anthem, Inc.	22,479	10,157,136
Cardinal Health, Inc.	26,097	1,409,499
Centene Corp.(a)	54,040	4,464,785
Cigna Corp.	30,695	7,298,657
CVS Health Corp.	122,256	12,671,835
DaVita, Inc.(a)	6,040	681,131
HCA Healthcare, Inc.	22,180	5,551,876
Henry Schein, Inc.(a)	12,843	1,109,378
Humana, Inc.	11,904	5,170,145
Laboratory Corp. of America Holdings(a)	8,863	2,404,177
McKesson Corp.	14,140	3,887,934
Quest Diagnostics, Inc.	11,361	1,491,359
UnitedHealth Group, Inc.	87,228	41,509,188
Universal Health Services, Inc., Class B	6,772	974,694
Total		100,756,690
Health Care Technology 0.1%
Cerner Corp.	27,249	2,540,969
Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	28,036	3,654,773
Bio-Rad Laboratories, Inc., Class A(a)	2,001	1,252,546
Bio-Techne Corp.	3,639	1,526,233
Charles River Laboratories International, Inc.(a)	4,674	1,360,882
Danaher Corp.	58,900	16,162,749
Illumina, Inc.(a)	14,476	4,727,861
IQVIA Holdings, Inc.(a)	17,693	4,071,513
Mettler-Toledo International, Inc.(a)	2,129	2,999,207
PerkinElmer, Inc.	11,688	2,099,282
Thermo Fisher Scientific, Inc.	36,494	19,852,736
Waters Corp.(a)	5,653	1,790,475
Total		59,498,257
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	205,570	14,116,492
Catalent, Inc.(a)	15,854	1,617,742
Eli Lilly & Co.	73,533	18,379,573
Johnson & Johnson	243,815	40,124,635
Merck & Co., Inc.	233,937	17,914,896
Organon & Co.	23,482	876,583
Pfizer, Inc.	519,829	24,400,773
Viatris, Inc.	112,007	1,233,197
Zoetis, Inc.	43,818	8,485,356
Total		127,149,247
Total Health Care		457,070,048
Industrials 7.8%
Aerospace & Defense 1.6%
Boeing Co. (The)(a)	51,163	10,505,810
General Dynamics Corp.	21,464	5,032,235
Howmet Aerospace, Inc.	35,610	1,279,111
Huntington Ingalls Industries, Inc.	3,710	758,324
L3Harris Technologies, Inc.	18,173	4,585,230
Lockheed Martin Corp.	22,732	9,861,142
Northrop Grumman Corp.	13,802	6,102,416
Raytheon Technologies Corp.	138,622	14,236,479
Textron, Inc.	20,414	1,492,876
TransDigm Group, Inc.(a)	4,849	3,232,295
Total		57,085,918
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	12,039	1,163,930
Expeditors International of Washington, Inc.	15,689	1,621,615
FedEx Corp.	22,635	5,031,081
United Parcel Service, Inc., Class B	67,530	14,209,663
Total		22,026,289
Airlines 0.2%
Alaska Air Group, Inc.(a)	11,605	651,505
American Airlines Group, Inc.(a)	59,969	1,034,465
Delta Air Lines, Inc.(a)	59,274	2,366,218
Southwest Airlines Co.(a)	54,820	2,401,116
United Airlines Holdings, Inc.(a)	29,989	1,331,512
Total		7,784,816

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.5%
Allegion PLC	8,307	951,318
AO Smith Corp.	12,335	845,934
Carrier Global Corp.	80,258	3,601,979
Fortune Brands Home & Security, Inc.	12,571	1,092,420
Johnson Controls International PLC	65,635	4,263,650
Masco Corp.	22,606	1,266,840
Trane Technologies PLC	22,000	3,386,460
Total		15,408,601
Commercial Services & Supplies 0.4%
Cintas Corp.	8,140	3,055,105
Copart, Inc.(a)	19,763	2,428,477
Republic Services, Inc.	19,382	2,331,267
Rollins, Inc.	20,962	683,990
Waste Management, Inc.	35,643	5,146,849
Total		13,645,688
Construction & Engineering 0.1%
Quanta Services, Inc.	13,197	1,437,681
Electrical Equipment 0.5%
AMETEK, Inc.	21,424	2,780,621
Eaton Corp. PLC	36,916	5,695,770
Emerson Electric Co.	55,365	5,144,516
Generac Holdings, Inc.(a)	5,843	1,843,291
Rockwell Automation, Inc.	10,742	2,863,602
Total		18,327,800
Industrial Conglomerates 1.0%
3M Co.	53,369	7,933,302
General Electric Co.	101,703	9,713,654
Honeywell International, Inc.	63,758	12,098,080
Roper Technologies, Inc.	9,769	4,378,661
Total		34,123,697
Machinery 1.5%
Caterpillar, Inc.	50,099	9,397,570
Cummins, Inc.	13,247	2,703,978
Deere & Co.	26,132	9,408,042
Dover Corp.	13,335	2,091,728
Fortive Corp.	33,209	2,150,283
IDEX Corp.	7,042	1,351,360
Common Stocks (continued)
Issuer	Shares	Value ($)
Illinois Tool Works, Inc.	26,453	5,722,842
Ingersoll Rand, Inc.	37,748	1,907,029
Nordson Corp.	5,004	1,133,356
Otis Worldwide Corp.	39,340	3,081,502
PACCAR, Inc.	32,153	2,951,967
Parker-Hannifin Corp.	11,957	3,543,935
Pentair PLC	15,326	887,529
Snap-On, Inc.	4,976	1,045,856
Stanley Black & Decker, Inc.	15,099	2,456,607
Westinghouse Air Brake Technologies Corp.	17,302	1,605,972
Xylem, Inc.	16,701	1,485,554
Total		52,925,110
Professional Services 0.3%
Equifax, Inc.	11,299	2,467,024
Jacobs Engineering Group, Inc.	12,069	1,484,487
Leidos Holdings, Inc.	12,997	1,323,614
Nielsen Holdings PLC	33,230	578,867
Robert Half International, Inc.	10,311	1,240,310
Verisk Analytics, Inc.	14,926	2,646,977
Total		9,741,279
Road & Rail 0.9%
CSX Corp.	205,416	6,965,657
JB Hunt Transport Services, Inc.	7,781	1,578,998
Norfolk Southern Corp.	22,537	5,781,191
Old Dominion Freight Line, Inc.	8,628	2,709,451
Union Pacific Corp.	59,539	14,643,617
Total		31,678,914
Trading Companies & Distributors 0.2%
Fastenal Co.	53,268	2,741,171
United Rentals, Inc.(a)	6,705	2,156,462
W.W. Grainger, Inc.	4,008	1,912,057
Total		6,809,690
Total Industrials		270,995,483

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 27.7%
Communications Equipment 0.9%
Arista Networks, Inc.(a)	20,775	2,549,716
Cisco Systems, Inc.	390,611	21,784,375
F5, Inc.(a)	5,586	1,121,948
Juniper Networks, Inc.	30,116	1,017,620
Motorola Solutions, Inc.	15,642	3,447,966
Total		29,921,625
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	55,386	4,209,890
CDW Corp.	12,570	2,167,822
Corning, Inc.	71,134	2,873,813
IPG Photonics Corp.(a)	3,308	431,198
Keysight Technologies, Inc.(a)	17,059	2,684,575
TE Connectivity Ltd.	30,221	4,304,377
Teledyne Technologies, Inc.(a)	4,321	1,855,351
Trimble Navigation Ltd.(a)	23,247	1,621,478
Zebra Technologies Corp., Class A(a)	4,949	2,045,620
Total		22,194,124
IT Services 4.2%
Accenture PLC, Class A	58,499	18,486,854
Akamai Technologies, Inc.(a)	15,048	1,629,097
Automatic Data Processing, Inc.	39,026	7,978,475
Broadridge Financial Solutions, Inc.	10,797	1,578,629
Cognizant Technology Solutions Corp., Class A	48,646	4,189,880
DXC Technology Co.(a)	23,361	794,975
EPAM Systems, Inc.(a)	5,253	1,091,311
Fidelity National Information Services, Inc.	56,396	5,370,591
Fiserv, Inc.(a)	55,032	5,374,975
FleetCor Technologies, Inc.(a)	7,520	1,761,184
Gartner, Inc.(a)	7,616	2,135,679
Global Payments, Inc.	26,872	3,584,187
International Business Machines Corp.	83,056	10,175,191
Jack Henry & Associates, Inc.	6,857	1,212,318
MasterCard, Inc., Class A	80,342	28,989,000
Paychex, Inc.	29,722	3,538,701
PayPal Holdings, Inc.(a)	108,815	12,179,663
Common Stocks (continued)
Issuer	Shares	Value ($)
VeriSign, Inc.(a)	8,950	1,912,794
Visa, Inc., Class A	155,313	33,566,246
Total		145,549,750
Semiconductors & Semiconductor Equipment 6.0%
Advanced Micro Devices, Inc.(a)	151,405	18,674,293
Analog Devices, Inc.	49,772	7,977,954
Applied Materials, Inc.	83,624	11,222,341
Broadcom, Inc.	38,121	22,393,800
Enphase Energy, Inc.(a)	12,495	2,082,916
Intel Corp.	376,661	17,966,730
KLA Corp.	14,042	4,893,637
Lam Research Corp.	13,040	7,320,004
Microchip Technology, Inc.	51,389	3,614,188
Micron Technology, Inc.	103,600	9,205,896
Monolithic Power Systems, Inc.	4,013	1,840,763
NVIDIA Corp.	231,535	56,459,810
NXP Semiconductors NV	24,629	4,682,465
Qorvo, Inc.(a)	10,208	1,396,250
QUALCOMM, Inc.	103,728	17,840,179
Skyworks Solutions, Inc.	15,295	2,113,310
SolarEdge Technologies, Inc.(a)	4,864	1,553,659
Teradyne, Inc.	15,096	1,780,120
Texas Instruments, Inc.	85,531	14,539,415
Total		207,557,730
Software 8.9%
Adobe, Inc.(a)	44,066	20,608,787
ANSYS, Inc.(a)	8,081	2,619,779
Autodesk, Inc.(a)	20,361	4,484,103
Cadence Design Systems, Inc.(a)	25,667	3,886,754
Ceridian HCM Holding, Inc.(a)	12,614	919,687
Citrix Systems, Inc.	11,551	1,183,977
Fortinet, Inc.(a)	12,568	4,329,927
Intuit, Inc.	26,225	12,440,353
Microsoft Corp.	695,343	207,761,535
NortonLifeLock, Inc.	53,879	1,561,413
Oracle Corp.	149,375	11,348,019
Paycom Software, Inc.(a)	4,458	1,512,198
PTC, Inc.(a)	9,784	1,088,764
Salesforce.com, Inc.(a)	90,669	19,088,545

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
ServiceNow, Inc.(a)	18,430	10,687,926
Synopsys, Inc.(a)	14,124	4,412,196
Tyler Technologies, Inc.(a)	3,795	1,625,247
Total		309,559,210
Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	1,443,487	238,348,574
Hewlett Packard Enterprise Co.	121,144	1,928,613
HP, Inc.	106,739	3,667,552
NetApp, Inc.	20,711	1,623,328
Seagate Technology Holdings PLC	18,970	1,956,945
Western Digital Corp.(a)	28,861	1,470,179
Total		248,995,191
Total Information Technology		963,777,630
Materials 2.5%
Chemicals 1.7%
Air Products & Chemicals, Inc.	20,501	4,844,387
Albemarle Corp.	10,834	2,122,272
Celanese Corp., Class A	10,083	1,404,360
CF Industries Holdings, Inc.	19,863	1,612,677
Corteva, Inc.	67,507	3,512,389
Dow, Inc.	68,499	4,038,701
DuPont de Nemours, Inc.	47,984	3,712,522
Eastman Chemical Co.	12,451	1,475,070
Ecolab, Inc.	23,090	4,069,844
FMC Corp.	11,739	1,376,398
International Flavors & Fragrances, Inc.	23,573	3,135,209
Linde PLC	47,470	13,920,103
LyondellBasell Industries NV, Class A	24,348	2,367,356
Mosaic Co. (The)	34,305	1,798,611
PPG Industries, Inc.	21,987	2,934,165
Sherwin-Williams Co. (The)	22,340	5,878,324
Total		58,202,388
Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,777	2,191,794
Vulcan Materials Co.	12,290	2,230,020
Total		4,421,814
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.3%
Amcor PLC	141,993	1,651,379
Avery Dennison Corp.	7,668	1,351,102
Ball Corp.	29,997	2,691,931
International Paper Co.	35,866	1,561,247
Packaging Corp. of America	8,797	1,294,830
Sealed Air Corp.	13,721	921,091
WestRock Co.	24,728	1,119,436
Total		10,591,016
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	136,001	6,385,247
Newmont Corp.	73,854	4,889,135
Nucor Corp.	26,469	3,483,849
Total		14,758,231
Total Materials		87,973,449
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.5%
Alexandria Real Estate Equities, Inc.	13,060	2,473,564
American Tower Corp.	42,178	9,568,923
AvalonBay Communities, Inc.	12,942	3,087,832
Boston Properties, Inc.	13,165	1,610,211
Crown Castle International Corp.	40,028	6,668,264
Digital Realty Trust, Inc.	26,283	3,546,102
Duke Realty Corp.	35,272	1,869,416
Equinix, Inc.	8,339	5,918,438
Equity Residential	31,606	2,695,992
Essex Property Trust, Inc.	6,028	1,911,901
Extra Space Storage, Inc.	12,400	2,333,060
Federal Realty Investment Trust(a)	6,484	762,389
Healthpeak Properties, Inc.	49,926	1,550,702
Host Hotels & Resorts, Inc.(a)	66,130	1,208,195
Iron Mountain, Inc.	26,816	1,318,811
Kimco Realty Corp.	57,090	1,343,328
Mid-America Apartment Communities, Inc.	10,663	2,181,756
Prologis, Inc.	68,472	9,986,641
Public Storage	14,129	5,016,078
Realty Income Corp.	52,398	3,462,984
Regency Centers Corp.	14,271	940,316

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
SBA Communications Corp.	10,075	3,056,654
Simon Property Group, Inc.	30,434	4,186,501
UDR, Inc.	26,917	1,476,936
Ventas, Inc.	36,969	1,996,326
Vornado Realty Trust	14,725	637,298
Welltower, Inc.	40,313	3,357,670
Weyerhaeuser Co.	69,372	2,697,183
Total		86,863,471
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	30,995	3,001,866
Total Real Estate		89,865,337
Utilities 2.5%
Electric Utilities 1.6%
Alliant Energy Corp.	23,187	1,354,121
American Electric Power Co., Inc.	46,645	4,228,369
Constellation Energy Corp.	30,202	1,388,688
Duke Energy Corp.	71,240	7,153,208
Edison International	35,185	2,231,433
Entergy Corp.	18,614	1,958,379
Evergy, Inc.	21,237	1,325,401
Eversource Energy	31,841	2,604,594
Exelon Corp.	90,606	3,856,191
FirstEnergy Corp.	50,421	2,110,119
NextEra Energy, Inc.	181,721	14,223,303
NRG Energy, Inc.	22,675	858,022
Pinnacle West Capital Corp.	10,449	740,103
PPL Corp.	69,527	1,819,521
Southern Co. (The)	98,153	6,357,370
Xcel Energy, Inc.	49,889	3,359,026
Total		55,567,848
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.0%
Atmos Energy Corp.	12,264	1,346,710
Independent Power and Renewable Electricity Producers 0.0%
AES Corp. (The)	61,747	1,310,889
Multi-Utilities 0.8%
Ameren Corp.	23,858	2,050,595
CenterPoint Energy, Inc.	58,242	1,592,919
CMS Energy Corp.	26,830	1,717,388
Consolidated Edison, Inc.	32,762	2,809,997
Dominion Energy, Inc.	75,009	5,965,466
DTE Energy Co.	17,942	2,181,568
NiSource, Inc.	36,370	1,052,184
Public Service Enterprise Group, Inc.	46,832	3,036,119
Sempra Energy	29,575	4,265,306
WEC Energy Group, Inc.	29,214	2,654,968
Total		27,326,510
Water Utilities 0.1%
American Water Works Co., Inc.	16,813	2,540,276
Total Utilities		88,092,233
Total Common Stocks (Cost $899,557,501)		3,430,748,749

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(c),(d)	48,502,422	48,487,871
Total Money Market Funds (Cost $48,490,231)		48,487,871
Total Investments in Securities (Cost: $948,047,732)		3,479,236,620
Other Assets & Liabilities, Net		(180,992)
Net Assets		3,479,055,628

At February 28, 2022, securities and/or cash totaling $4,273,890 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	224	03/2022	USD	48,921,600	—	(599,077)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	2,984,085	—	(67,257)	189,896	3,106,724	763,979	51,394	10,363
Columbia Short-Term Cash Fund, 0.168%
	17,686,035	484,271,430	(453,463,199)	(6,395)	48,487,871	(5,926)	26,815	48,502,422
Total	20,670,120			183,501	51,594,595	758,053	78,209

(d)	The rate shown is the seven-day current annualized yield at February 28, 2022.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	330,589,775	—	—	330,589,775
Consumer Discretionary	405,814,448	—	—	405,814,448
Consumer Staples	213,068,355	—	—	213,068,355
Energy	126,350,573	—	—	126,350,573
Financials	397,151,418	—	—	397,151,418
Health Care	457,070,048	—	—	457,070,048
Industrials	270,995,483	—	—	270,995,483
Information Technology	963,777,630	—	—	963,777,630
Materials	87,973,449	—	—	87,973,449
Real Estate	89,865,337	—	—	89,865,337
Utilities	88,092,233	—	—	88,092,233
Total Common Stocks	3,430,748,749	—	—	3,430,748,749
Money Market Funds	48,487,871	—	—	48,487,871
Total Investments in Securities	3,479,236,620	—	—	3,479,236,620
Investments in Derivatives
Liability
Futures Contracts	(599,077)	—	—	(599,077)
Total	3,478,637,543	—	—	3,478,637,543
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Index Fund | Annual Report 2022

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $899,342,258)	$3,427,642,025
Affiliated issuers (cost $48,705,474)	51,594,595
Cash	6,278
Receivable for:
Capital shares sold	1,902,065
Dividends	4,551,828
Foreign tax reclaims	996
Variation margin for futures contracts	770
Expense reimbursement due from Investment Manager	310
Total assets	3,485,698,867
Liabilities
Payable for:
Capital shares purchased	6,116,486
Variation margin for futures contracts	147,600
Management services fees	57,402
Distribution and/or service fees	10,989
Compensation of board members	310,762
Total liabilities	6,643,239
Net assets applicable to outstanding capital stock	$3,479,055,628
Represented by
Paid in capital	818,043,064
Total distributable earnings (loss)	2,661,012,564
Total - representing net assets applicable to outstanding capital stock	$3,479,055,628
Class A
Net assets	$529,310,427
Shares outstanding	9,394,937
Net asset value per share	$56.34
Institutional Class
Net assets	$2,497,279,469
Shares outstanding	43,951,254
Net asset value per share	$56.82
Institutional 2 Class
Net assets	$379,871,978
Shares outstanding	6,546,830
Net asset value per share	$58.02
Institutional 3 Class
Net assets	$72,593,754
Shares outstanding	1,305,981
Net asset value per share	$55.59
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2022	19

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$51,896,913
Dividends — affiliated issuers	78,209
Foreign taxes withheld	(6,853)
Total income	51,968,269
Expenses:
Management services fees	7,592,485
Distribution and/or service fees
Class A	1,500,439
Compensation of board members	100,581
Interest on collateral	967
Total expenses	9,194,472
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(100,580)
Expense reduction	(1,599)
Total net expenses	9,092,293
Net investment income	42,875,976
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	562,367,854
Investments — affiliated issuers	758,053
Futures contracts	7,822,328
Net realized gain	570,948,235
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(27,223,093)
Investments — affiliated issuers	183,501
Futures contracts	(1,088,533)
Net change in unrealized appreciation (depreciation)	(28,128,125)
Net realized and unrealized gain	542,820,110
Net increase in net assets resulting from operations	$585,696,086
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Index Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$42,875,976	$54,810,752
Net realized gain	570,948,235	213,190,861
Net change in unrealized appreciation (depreciation)	(28,128,125)	679,378,208
Net increase in net assets resulting from operations	585,696,086	947,379,821
Distributions to shareholders
Net investment income and net realized gains
Class A	(91,728,044)	(43,630,444)
Institutional Class	(419,937,711)	(175,685,793)
Institutional 2 Class	(64,117,563)	(26,445,019)
Institutional 3 Class	(12,469,784)	(16,609,539)
Total distributions to shareholders	(588,253,102)	(262,370,795)
Decrease in net assets from capital stock activity	(217,347,737)	(65,602,628)
Total increase (decrease) in net assets	(219,904,753)	619,406,398
Net assets at beginning of year	3,698,960,381	3,079,553,983
Net assets at end of year	$3,479,055,628	$3,698,960,381

	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,943,795	118,991,557	2,406,919	119,240,592
Distributions reinvested	1,396,652	84,972,068	791,433	40,464,807
Redemptions	(4,258,462)	(263,267,391)	(5,182,455)	(258,573,583)
Net decrease	(918,015)	(59,303,766)	(1,984,103)	(98,868,184)
Institutional Class
Subscriptions	4,162,816	257,012,616	7,620,149	384,230,990
Distributions reinvested	5,816,571	356,591,794	2,868,850	148,454,404
Redemptions	(8,482,728)	(535,721,305)	(13,074,721)	(664,658,369)
Net increase (decrease)	1,496,659	77,883,105	(2,585,722)	(131,972,975)
Institutional 2 Class
Subscriptions	1,169,174	75,340,440	1,761,647	88,895,172
Distributions reinvested	1,010,920	63,261,083	494,119	26,039,449
Redemptions	(2,185,803)	(141,189,263)	(2,164,828)	(113,594,354)
Net increase (decrease)	(5,709)	(2,587,740)	90,938	1,340,267
Institutional 3 Class
Subscriptions	224,600	13,353,125	7,103,264	302,417,230
Distributions reinvested	201,551	12,095,264	323,937	16,596,829
Redemptions	(4,160,725)	(258,787,725)	(3,485,931)	(155,115,795)
Net increase (decrease)	(3,734,574)	(233,339,336)	3,941,270	163,898,264
Total net decrease	(3,161,639)	(217,347,737)	(537,617)	(65,602,628)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$57.11	0.58	8.97	9.55	(0.62)	(9.70)	(10.32)
Year Ended 2/28/2021	$47.14	0.73	13.20	13.93	(0.78)	(3.18)	(3.96)
Year Ended 2/29/2020	$48.30	0.84	2.97	3.81	(0.88)	(4.09)	(4.97)
Year Ended 2/28/2019	$50.42	0.81	1.18	1.99	(0.83)	(3.28)	(4.11)
Year Ended 2/28/2018	$45.16	0.73	6.65	7.38	(0.77)	(1.35)	(2.12)
Institutional Class
Year Ended 2/28/2022	$57.52	0.74	9.04	9.78	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$47.44	0.86	13.31	14.17	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$48.57	0.98	2.98	3.96	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$50.68	0.94	1.18	2.12	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.38	0.85	6.69	7.54	(0.89)	(1.35)	(2.24)
Institutional 2 Class
Year Ended 2/28/2022	$58.55	0.75	9.20	9.95	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$48.23	0.88	13.53	14.41	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$49.30	0.99	3.03	4.02	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$51.38	0.95	1.20	2.15	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.98	0.87	6.77	7.64	(0.89)	(1.35)	(2.24)
Institutional 3 Class
Year Ended 2/28/2022	$56.45	0.68	8.94	9.62	(0.78)	(9.70)	(10.48)
Year Ended 2/28/2021	$46.63	0.83	13.08	13.91	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$47.81	0.98	2.93	3.91	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$49.95	0.92	1.17	2.09	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018(f)	$45.37	0.98	5.84	6.82	(0.89)	(1.35)	(2.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Index Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$56.34	15.86%	0.45%(c)	0.45%(c),(d)	0.92%	2%	$529,310
Year Ended 2/28/2021	$57.11	30.69%	0.45%(c)	0.45%(c),(d)	1.43%	11%	$588,972
Year Ended 2/29/2020	$47.14	7.70%	0.45%	0.45%(d)	1.68%	7%	$579,726
Year Ended 2/28/2019	$48.30	4.19%	0.45%(e)	0.45%(d),(e)	1.64%	6%	$726,445
Year Ended 2/28/2018	$50.42	16.59%	0.45%	0.45%(d)	1.53%	2%	$954,529
Institutional Class
Year Ended 2/28/2022	$56.82	16.15%	0.20%(c)	0.20%(c),(d)	1.17%	2%	$2,497,279
Year Ended 2/28/2021	$57.52	31.02%	0.20%(c)	0.20%(c),(d)	1.67%	11%	$2,441,779
Year Ended 2/29/2020	$47.44	7.97%	0.20%	0.20%(d)	1.94%	7%	$2,136,890
Year Ended 2/28/2019	$48.57	4.46%	0.20%(e)	0.20%(d),(e)	1.89%	6%	$2,134,512
Year Ended 2/28/2018	$50.68	16.88%	0.20%	0.20%(d)	1.78%	2%	$2,390,677
Institutional 2 Class
Year Ended 2/28/2022	$58.02	16.15%	0.20%(c)	0.20%(c)	1.17%	2%	$379,872
Year Ended 2/28/2021	$58.55	31.01%	0.20%(c)	0.20%(c)	1.67%	11%	$383,658
Year Ended 2/29/2020	$48.23	7.97%	0.20%	0.20%	1.93%	7%	$311,674
Year Ended 2/28/2019	$49.30	4.45%	0.20%(e)	0.20%(e)	1.89%	6%	$336,271
Year Ended 2/28/2018	$51.38	16.87%	0.20%	0.20%	1.78%	2%	$372,379
Institutional 3 Class
Year Ended 2/28/2022	$55.59	16.17%	0.20%(c)	0.20%(c)	1.10%	2%	$72,594
Year Ended 2/28/2021	$56.45	31.00%	0.20%(c)	0.20%(c)	1.63%	11%	$284,552
Year Ended 2/29/2020	$46.63	7.99%	0.20%	0.20%	1.98%	7%	$51,264
Year Ended 2/28/2019	$47.81	4.46%	0.20%(e)	0.20%(e)	1.91%	6%	$45,493
Year Ended 2/28/2018(f)	$49.95	15.29%	0.21%	0.20%	2.01%	2%	$552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2022	23

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Large Cap Index Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2022:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	599,077*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	7,822,328

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,088,533)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	50,845,525

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Large Cap Index Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
28	Columbia Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $1,599.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Columbia Large Cap Index Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2022
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(551,849)	551,849	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
49,452,878	538,800,224	588,253,102	77,313,814	185,056,981	262,370,795
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Columbia Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,949,262	143,466,419	—	2,510,904,817
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
967,732,726	2,545,367,904	(34,463,087)	2,510,904,817
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $74,850,176 and $859,078,153, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2022.
Columbia Large Cap Index Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
February 28, 2022
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian
32	Columbia Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its tracking index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its tracking index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2022, affiliated shareholders of record owned 32.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Large Cap Index Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
February 28, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Large Cap Index Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Index Fund | Annual Report 2022	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
94.62%	94.11%	$590,748,128
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Large Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Large Cap Index Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
38	Columbia Large Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Large Cap Index Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Columbia Large Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Large Cap Index Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Large Cap Index Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN175_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Large Cap Growth Opportunity Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Growth Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Opportunity Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks long-term growth of capital.
Portfolio management
Nicolas Janvier, CFA
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	2.77	17.80	14.70
	Including sales charges		-3.15	16.41	14.02
Advisor Class*		11/08/12	3.00	18.09	14.96
Class C	Excluding sales charges	12/31/97	1.97	16.92	13.84
	Including sales charges		1.45	16.92	13.84
Institutional Class		12/31/97	2.99	18.09	14.99
Institutional 2 Class*		12/11/13	3.09	18.18	15.03
Institutional 3 Class*		03/01/17	3.14	18.23	14.91
Class R*		10/26/16	2.50	17.51	14.42
Russell 1000 Growth Index			12.55	20.24	16.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to November 2015, when the Investment Manager assumed day-to-day portfolio management responsibilities over the Fund, reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	13.2
Consumer Discretionary	13.9
Consumer Staples	6.1
Financials	2.5
Health Care	9.7
Industrials	8.8
Information Technology	44.3
Materials	1.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at February 28, 2022)
Information Technology
Application Software	14.0
Data Processing & Outsourced Services	3.2
Electronic Equipment & Instruments	3.9
Electronic Manufacturing Services	3.6
Internet Services & Infrastructure	0.3
Semiconductor Equipment	5.3
Semiconductors	9.3
Systems Software	4.7
Total	44.3
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Large Cap Growth Opportunity Fund returned 2.77% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 12.55% for the same time period. The Fund experienced increased portfolio turnover during the 12-month period as a result of prevailing market conditions.
Market overview
U.S. equities posted gains through much of the 12-month period that ended February 28, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. The first two months of 2022 brought a rocky start, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. Of significance, tensions between Russia and Ukraine near the end of the period, and the subsequent invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs.
All eleven sectors within the benchmark delivered positive gains for the 12-month period. The energy, consumer staples, financials, information technology and real estate sectors delivered the strongest gains, outperforming the overall benchmark’s return for the period. The communication services sector lagged most within the benchmark, followed by the consumer discretionary, materials, utilities and health care sectors.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its benchmark during the period was driven primarily by stock selection, particularly within the information technology, consumer discretionary, health care, financials and industrials sectors.
•	The top individual detractors to Fund performance versus its benchmark during the period all were in the technology sector and included an underweight position in Apple, Inc., a consumer electronics company, Fidelity National Information Services, Inc., a financial technology company offering processing and payment services, Zebra Technologies Corp., a mobile computing company, MasterCard, Inc., a financial services and payment processing company, and Microsoft Corp., a software and application developer.
The Fund’s notable contributors during the period
•	Stock selection was beneficial to Fund results in the communication services and materials sectors.
•	Individual stocks that contributed most to the Fund’s performance relative to its benchmark during the period included an underweight to Meta Platforms, Inc., the social media giant formerly known as Facebook, Alphabet, Inc., the parent company of search engine Google, both within the communication services sector and Zendesk, Inc., a software development company, Bill.com Holdings, Inc., a cloud-based billing software company and Cadence Design Systems, Inc., a circuit design software company, all within the technology sector.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as  investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	884.60	1,019.59	4.91	5.26	1.05
Advisor Class	1,000.00	1,000.00	885.40	1,020.83	3.74	4.01	0.80
Class C	1,000.00	1,000.00	881.20	1,015.87	8.40	9.00	1.80
Institutional Class	1,000.00	1,000.00	885.40	1,020.83	3.74	4.01	0.80
Institutional 2 Class	1,000.00	1,000.00	885.90	1,021.12	3.46	3.71	0.74
Institutional 3 Class	1,000.00	1,000.00	886.20	1,021.32	3.27	3.51	0.70
Class R	1,000.00	1,000.00	883.60	1,018.35	6.07	6.51	1.30
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 12.9%
Entertainment 6.6%
Electronic Arts, Inc.	567,053	73,767,925
Endeavor Group Holdings, Inc., Class A(a)	594,191	17,902,975
Take-Two Interactive Software, Inc.(a)	109,016	17,660,592
Total		109,331,492
Interactive Media & Services 6.3%
Alphabet, Inc., Class A(a)	38,601	104,266,705
Total Communication Services		213,598,197
Consumer Discretionary 13.6%
Automobiles 2.0%
General Motors Co.(a)	719,694	33,624,104
Diversified Consumer Services 0.8%
Bright Horizons Family Solutions, Inc.(a)	100,180	13,087,515
Hotels, Restaurants & Leisure 2.5%
Hilton Worldwide Holdings, Inc.(a)	171,343	25,506,119
Starbucks Corp.	177,887	16,328,248
Total		41,834,367
Internet & Direct Marketing Retail 2.5%
Amazon.com, Inc.(a)	10,220	31,388,277
DoorDash, Inc., Class A(a)	88,371	9,274,536
Total		40,662,813
Multiline Retail 4.1%
Target Corp.	339,740	67,869,860
Specialty Retail 1.7%
TJX Companies, Inc. (The)	424,778	28,077,826
Total Consumer Discretionary		225,156,485
Consumer Staples 6.0%
Beverages 2.7%
Coca-Cola Co. (The)	730,683	45,477,710
Food Products 0.4%
Darling Ingredients, Inc.(a)	87,386	6,333,737
Personal Products 2.9%
Estee Lauder Companies, Inc. (The), Class A	159,420	47,240,929
Total Consumer Staples		99,052,376
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 2.5%
Banks 1.0%
SVB Financial Group(a)	27,828	16,863,768
Capital Markets 1.5%
Morgan Stanley	131,529	11,934,942
Northern Trust Corp.	110,078	12,537,884
Total		24,472,826
Total Financials		41,336,594
Health Care 9.5%
Biotechnology 4.1%
Allogene Therapeutics, Inc.(a)	302,285	2,765,908
Exact Sciences Corp.(a)	152,206	11,881,200
Mirati Therapeutics, Inc.(a)	179,397	15,838,961
Vertex Pharmaceuticals, Inc.(a)	163,016	37,496,940
Total		67,983,009
Health Care Technology 1.0%
Doximity, Inc., Class A(a)	273,892	16,803,274
Pharmaceuticals 4.4%
Eli Lilly & Co.	123,147	30,780,593
Horizon Therapeutics PLC(a)	197,062	17,966,143
Zoetis, Inc.	122,536	23,729,096
Total		72,475,832
Total Health Care		157,262,115
Industrials 8.7%
Aerospace & Defense 1.0%
Howmet Aerospace, Inc.	463,465	16,647,663
Air Freight & Logistics 5.3%
United Parcel Service, Inc., Class B	412,258	86,747,328
Electrical Equipment 0.6%
Generac Holdings, Inc.(a)	33,082	10,436,379
Machinery 1.1%
AGCO Corp.	145,358	17,466,217
Professional Services 0.7%
Equifax, Inc.	54,822	11,969,835
Total Industrials		143,267,422
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 43.5%
Electronic Equipment, Instruments & Components 7.3%
TE Connectivity Ltd.	403,901	57,527,620
Zebra Technologies Corp., Class A(a)	154,874	64,015,619
Total		121,543,239
IT Services 3.5%
Block, Inc., Class A(a)	38,850	4,953,375
MasterCard, Inc., Class A	115,151	41,548,784
Shopify, Inc., Class A(a)	6,906	4,794,559
Toast, Inc., Class A(a)	296,906	6,092,511
Total		57,389,229
Semiconductors & Semiconductor Equipment 14.3%
Cirrus Logic, Inc.(a)	200,242	17,395,023
GlobalFoundries, Inc.(a)	344,973	20,967,459
Lam Research Corp.	135,996	76,341,355
NVIDIA Corp.	132,884	32,403,763
QUALCOMM, Inc.	465,949	80,138,568
Teradyne, Inc.	75,738	8,931,025
Total		236,177,193
Software 18.4%
Adobe, Inc.(a)	139,260	65,129,117
Aspen Technology, Inc.(a)	166,054	25,308,290
Atlassian Corp. PLC, Class A(a)	94,354	28,845,905
Bill.com Holdings, Inc.(a)	71,521	17,013,415
Cadence Design Systems, Inc.(a)	132,597	20,079,164
Common Stocks (continued)
Issuer	Shares	Value ($)
Microsoft Corp.	57,621	17,216,579
Salesforce.com, Inc.(a)	97,469	20,520,148
ServiceNow, Inc.(a)	65,727	38,116,402
Teradata Corp.(a)	420,738	21,032,693
Tyler Technologies, Inc.(a)	39,249	16,808,777
Zendesk, Inc.(a)	287,081	33,493,740
Total		303,564,230
Total Information Technology		718,673,891
Materials 1.5%
Chemicals 1.0%
Albemarle Corp.	86,667	16,977,198
Containers & Packaging 0.5%
Ranpak Holdings Corp.(a)	306,799	7,424,536
Total Materials		24,401,734
Total Common Stocks (Cost $1,357,727,352)		1,622,748,814

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(b),(c)	15,282,246	15,277,661
Total Money Market Funds (Cost $15,277,640)		15,277,661
Total Investments in Securities (Cost: $1,373,004,992)		1,638,026,475
Other Assets & Liabilities, Net		15,163,948
Net Assets		1,653,190,423

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	22,806,514	534,148,664	(541,677,513)	(4)	15,277,661	(1,826)	6,146	15,282,246
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	213,598,197	—	—	213,598,197
Consumer Discretionary	225,156,485	—	—	225,156,485
Consumer Staples	99,052,376	—	—	99,052,376
Financials	41,336,594	—	—	41,336,594
Health Care	157,262,115	—	—	157,262,115
Industrials	143,267,422	—	—	143,267,422
Information Technology	718,673,891	—	—	718,673,891
Materials	24,401,734	—	—	24,401,734
Total Common Stocks	1,622,748,814	—	—	1,622,748,814
Money Market Funds	15,277,661	—	—	15,277,661
Total Investments in Securities	1,638,026,475	—	—	1,638,026,475
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,357,727,352)	$1,622,748,814
Affiliated issuers (cost $15,277,640)	15,277,661
Receivable for:
Investments sold	20,773,716
Capital shares sold	326,648
Dividends	1,617,151
Expense reimbursement due from Investment Manager	5,547
Prepaid expenses	16,882
Total assets	1,660,766,419
Liabilities
Payable for:
Investments purchased	5,705,668
Capital shares purchased	972,519
Management services fees	96,765
Distribution and/or service fees	24,548
Transfer agent fees	178,258
Compensation of board members	552,201
Compensation of chief compliance officer	301
Other expenses	45,736
Total liabilities	7,575,996
Net assets applicable to outstanding capital stock	$1,653,190,423
Represented by
Paid in capital	1,187,423,261
Total distributable earnings (loss)	465,767,162
Total - representing net assets applicable to outstanding capital stock	$1,653,190,423
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	11

Statement of Assets and Liabilities  (continued)
February 28, 2022
Class A
Net assets	$1,094,509,395
Shares outstanding	65,381,117
Net asset value per share	$16.74
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.76
Advisor Class
Net assets	$22,973,789
Shares outstanding	1,120,074
Net asset value per share	$20.51
Class C
Net assets	$14,134,753
Shares outstanding	2,013,567
Net asset value per share	$7.02
Institutional Class
Net assets	$468,669,862
Shares outstanding	24,090,341
Net asset value per share	$19.45
Institutional 2 Class
Net assets	$31,012,426
Shares outstanding	1,484,146
Net asset value per share	$20.90
Institutional 3 Class
Net assets	$1,405,701
Shares outstanding	71,481
Net asset value per share	$19.67
Class R
Net assets	$20,484,497
Shares outstanding	1,215,947
Net asset value per share	$16.85
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$12,651,645
Dividends — affiliated issuers	6,146
Total income	12,657,791
Expenses:
Management services fees	13,400,347
Distribution and/or service fees
Class A	3,136,823
Class C	213,843
Class R	124,945
Transfer agent fees
Class A	1,415,539
Advisor Class	29,575
Class C	24,173
Institutional Class	623,849
Institutional 2 Class	19,068
Institutional 3 Class	186
Class R	28,200
Compensation of board members	117,944
Custodian fees	14,504
Printing and postage fees	79,701
Registration fees	125,462
Audit fees	29,596
Legal fees	32,005
Interest on interfund lending	102
Compensation of chief compliance officer	288
Other	28,241
Total expenses	19,444,391
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(745,606)
Expense reduction	(851)
Total net expenses	18,697,934
Net investment loss	(6,040,143)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	667,651,934
Investments — affiliated issuers	(1,826)
Net realized gain	667,650,108
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(590,491,983)
Investments — affiliated issuers	(4)
Net change in unrealized appreciation (depreciation)	(590,491,987)
Net realized and unrealized gain	77,158,121
Net increase in net assets resulting from operations	$71,117,978
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment loss	$(6,040,143)	$(1,452,611)
Net realized gain	667,650,108	280,519,044
Net change in unrealized appreciation (depreciation)	(590,491,987)	388,546,029
Net increase in net assets resulting from operations	71,117,978	667,612,462
Distributions to shareholders
Net investment income and net realized gains
Class A	(421,064,836)	(139,067,738)
Advisor Class	(7,670,849)	(2,393,609)
Class C	(10,858,622)	(7,102,003)
Institutional Class	(167,409,437)	(56,589,107)
Institutional 2 Class	(10,606,828)	(2,823,471)
Institutional 3 Class	(503,226)	(148,617)
Class R	(8,113,395)	(2,936,930)
Total distributions to shareholders	(626,227,193)	(211,061,475)
Increase (decrease) in net assets from capital stock activity	359,328,810	(28,132,733)
Total increase (decrease) in net assets	(195,780,405)	428,418,254
Net assets at beginning of year	1,848,970,828	1,420,552,574
Net assets at end of year	$1,653,190,423	$1,848,970,828
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,956,448	143,180,568	3,422,730	70,474,490
Distributions reinvested	14,401,962	288,079,087	4,639,656	95,516,492
Redemptions	(7,191,823)	(156,275,823)	(8,579,194)	(176,910,830)
Net increase (decrease)	14,166,587	274,983,832	(516,808)	(10,919,848)
Advisor Class
Subscriptions	110,541	2,961,031	165,478	4,086,134
Distributions reinvested	315,936	7,659,342	100,397	2,391,082
Redemptions	(221,140)	(5,635,233)	(238,356)	(5,336,921)
Net increase	205,337	4,985,140	27,519	1,140,295
Class C
Subscriptions	146,191	1,648,532	234,359	2,963,551
Distributions reinvested	1,170,598	10,506,512	516,051	6,379,511
Redemptions	(1,479,921)	(18,661,446)	(1,834,992)	(23,330,991)
Net decrease	(163,132)	(6,506,402)	(1,084,582)	(13,987,929)
Institutional Class
Subscriptions	1,926,649	46,905,979	2,082,903	49,431,380
Distributions reinvested	6,036,812	139,332,423	2,026,959	46,394,110
Redemptions	(4,471,485)	(109,509,867)	(4,660,306)	(105,713,887)
Net increase (decrease)	3,491,976	76,728,535	(550,444)	(9,888,397)
Institutional 2 Class
Subscriptions	152,604	4,255,802	386,942	9,958,955
Distributions reinvested	429,597	10,606,828	116,706	2,823,471
Redemptions	(340,250)	(8,709,668)	(236,211)	(5,413,625)
Net increase	241,951	6,152,962	267,437	7,368,801
Institutional 3 Class
Subscriptions	3,546	94,111	16,456	405,374
Distributions reinvested	19,395	453,005	5,773	133,915
Redemptions	(13,037)	(329,525)	(5,468)	(136,117)
Net increase	9,904	217,591	16,761	403,172
Class R
Subscriptions	144,845	3,261,279	225,630	4,581,580
Distributions reinvested	402,512	8,113,395	141,690	2,923,196
Redemptions	(393,500)	(8,607,522)	(488,697)	(9,753,603)
Net increase (decrease)	153,857	2,767,152	(121,377)	(2,248,827)
Total net increase (decrease)	18,106,480	359,328,810	(1,961,494)	(28,132,733)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$23.37	(0.09)	1.57	1.48	(8.11)	(8.11)
Year Ended 2/28/2021	$17.67	(0.03)	8.53	8.50	(2.80)	(2.80)
Year Ended 2/29/2020	$17.18	(0.03)	2.34	2.31	(1.82)	(1.82)
Year Ended 2/28/2019	$18.33	(0.03)	0.75	0.72	(1.87)	(1.87)
Year Ended 2/28/2018	$15.74	(0.01)	3.66	3.65	(1.06)	(1.06)
Advisor Class
Year Ended 2/28/2022	$27.08	(0.04)	1.69	1.65	(8.22)	(8.22)
Year Ended 2/28/2021	$20.07	0.02	9.79	9.81	(2.80)	(2.80)
Year Ended 2/29/2020	$19.26	0.02	2.61	2.63	(1.82)	(1.82)
Year Ended 2/28/2019	$20.27	0.02	0.85	0.87	(1.88)	(1.88)
Year Ended 2/28/2018	$17.30	0.03	4.03	4.06	(1.09)	(1.09)
Class C
Year Ended 2/28/2022	$13.72	(0.14)	1.24	1.10	(7.80)	(7.80)
Year Ended 2/28/2021	$11.35	(0.11)	5.28	5.17	(2.80)	(2.80)
Year Ended 2/29/2020	$11.70	(0.11)	1.58	1.47	(1.82)	(1.82)
Year Ended 2/28/2019	$13.14	(0.12)	0.53	0.41	(1.85)	(1.85)
Year Ended 2/28/2018	$11.58	(0.10)	2.66	2.56	(1.00)	(1.00)
Institutional Class
Year Ended 2/28/2022	$26.05	(0.03)	1.65	1.62	(8.22)	(8.22)
Year Ended 2/28/2021	$19.39	0.02	9.44	9.46	(2.80)	(2.80)
Year Ended 2/29/2020	$18.66	0.02	2.53	2.55	(1.82)	(1.82)
Year Ended 2/28/2019	$19.70	0.02	0.82	0.84	(1.88)	(1.88)
Year Ended 2/28/2018	$16.84	0.03	3.92	3.95	(1.09)	(1.09)
Institutional 2 Class
Year Ended 2/28/2022	$27.46	(0.02)	1.70	1.68	(8.24)	(8.24)
Year Ended 2/28/2021	$20.31	0.04	9.91	9.95	(2.80)	(2.80)
Year Ended 2/29/2020	$19.46	0.03	2.64	2.67	(1.82)	(1.82)
Year Ended 2/28/2019	$20.45	0.03	0.86	0.89	(1.88)	(1.88)
Year Ended 2/28/2018	$17.44	0.05	4.06	4.11	(1.10)	(1.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$16.74	2.77%	1.08%(c)	1.04%(c),(d)	(0.38%)	93%	$1,094,509
Year Ended 2/28/2021	$23.37	50.88%	1.11%(c)	1.04%(c),(d)	(0.15%)	44%	$1,197,121
Year Ended 2/29/2020	$17.67	13.54%	1.12%	1.04%(d)	(0.16%)	42%	$913,905
Year Ended 2/28/2019	$17.18	4.19%	1.12%	1.08%(d)	(0.16%)	23%	$929,808
Year Ended 2/28/2018	$18.33	23.65%	1.12%	1.12%(d)	(0.07%)	37%	$850,411
Advisor Class
Year Ended 2/28/2022	$20.51	3.00%	0.83%(c)	0.79%(c),(d)	(0.13%)	93%	$22,974
Year Ended 2/28/2021	$27.08	51.34%	0.86%(c)	0.79%(c),(d)	0.10%	44%	$24,768
Year Ended 2/29/2020	$20.07	13.75%	0.87%	0.79%(d)	0.09%	42%	$17,809
Year Ended 2/28/2019	$19.26	4.53%	0.87%	0.83%(d)	0.09%	23%	$26,286
Year Ended 2/28/2018	$20.27	23.93%	0.87%	0.87%(d)	0.18%	37%	$27,793
Class C
Year Ended 2/28/2022	$7.02	1.97%	1.83%(c)	1.79%(c),(d)	(1.14%)	93%	$14,135
Year Ended 2/28/2021	$13.72	49.77%	1.86%(c)	1.79%(c),(d)	(0.90%)	44%	$29,863
Year Ended 2/29/2020	$11.35	12.66%	1.87%	1.80%(d)	(0.91%)	42%	$37,004
Year Ended 2/28/2019	$11.70	3.46%	1.86%	1.84%(d)	(0.96%)	23%	$57,316
Year Ended 2/28/2018	$13.14	22.74%	1.87%	1.87%(d)	(0.79%)	37%	$291,221
Institutional Class
Year Ended 2/28/2022	$19.45	2.99%	0.83%(c)	0.79%(c),(d)	(0.14%)	93%	$468,670
Year Ended 2/28/2021	$26.05	51.34%	0.86%(c)	0.79%(c),(d)	0.10%	44%	$536,602
Year Ended 2/29/2020	$19.39	13.76%	0.87%	0.79%(d)	0.09%	42%	$410,156
Year Ended 2/28/2019	$18.66	4.51%	0.87%	0.83%(d)	0.09%	23%	$472,922
Year Ended 2/28/2018	$19.70	23.93%	0.87%	0.87%(d)	0.19%	37%	$537,229
Institutional 2 Class
Year Ended 2/28/2022	$20.90	3.09%	0.77%(c)	0.74%(c)	(0.08%)	93%	$31,012
Year Ended 2/28/2021	$27.46	51.43%	0.79%(c)	0.73%(c)	0.15%	44%	$34,108
Year Ended 2/29/2020	$20.31	13.81%	0.80%	0.73%	0.16%	42%	$19,798
Year Ended 2/28/2019	$19.46	4.60%	0.80%	0.76%	0.17%	23%	$12,349
Year Ended 2/28/2018	$20.45	24.04%	0.80%	0.80%	0.26%	37%	$9,310
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2022	$26.27	(0.01)	1.67	1.66	(8.26)	(8.26)
Year Ended 2/28/2021	$19.52	0.05	9.50	9.55	(2.80)	(2.80)
Year Ended 2/29/2020	$18.75	0.04	2.55	2.59	(1.82)	(1.82)
Year Ended 2/28/2019	$19.77	0.04	0.82	0.86	(1.88)	(1.88)
Year Ended 2/28/2018(e)	$17.10	0.04	3.74	3.78	(1.11)	(1.11)
Class R
Year Ended 2/28/2022	$23.44	(0.15)	1.57	1.42	(8.01)	(8.01)
Year Ended 2/28/2021	$17.75	(0.08)	8.57	8.49	(2.80)	(2.80)
Year Ended 2/29/2020	$17.30	(0.07)	2.34	2.27	(1.82)	(1.82)
Year Ended 2/28/2019	$18.47	(0.07)	0.76	0.69	(1.86)	(1.86)
Year Ended 2/28/2018	$15.87	(0.05)	3.67	3.62	(1.02)	(1.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2022	$19.67	3.14%	0.73%(c)	0.69%(c)	(0.03%)	93%	$1,406
Year Ended 2/28/2021	$26.27	51.47%	0.75%(c)	0.69%(c)	0.20%	44%	$1,618
Year Ended 2/29/2020	$19.52	13.91%	0.76%	0.69%	0.20%	42%	$875
Year Ended 2/28/2019	$18.75	4.61%	0.77%	0.71%	0.24%	23%	$780
Year Ended 2/28/2018(e)	$19.77	22.55%	0.76%	0.76%	0.19%	37%	$262
Class R
Year Ended 2/28/2022	$16.85	2.50%	1.33%(c)	1.29%(c),(d)	(0.64%)	93%	$20,484
Year Ended 2/28/2021	$23.44	50.57%	1.36%(c)	1.29%(c),(d)	(0.40%)	44%	$24,892
Year Ended 2/29/2020	$17.75	13.20%	1.37%	1.30%(d)	(0.41%)	42%	$21,006
Year Ended 2/28/2019	$17.30	4.00%	1.37%	1.33%(d)	(0.41%)	23%	$24,324
Year Ended 2/28/2018	$18.47	23.28%	1.37%	1.37%(d)	(0.31%)	37%	$24,453
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	19

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Large Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
February 28, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2022 was 0.70% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
22	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $851.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
February 28, 2022
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	89,006
Class C	—	1.00(b)	456

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2021 through June 30, 2022	Prior to July 1, 2021
Class A	1.05%	1.05%
Advisor Class	0.80	0.80
Class C	1.80	1.80
Institutional Class	0.80	0.80
Institutional 2 Class	0.75	0.73
Institutional 3 Class	0.70	0.69
Class R	1.30	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific
24	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, late-year ordinary losses and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
5,231,303	(5,231,303)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
126,375,304	499,851,889	626,227,193	—	211,061,475	211,061,475
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	231,194,603	—	263,497,015
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,374,529,460	343,783,489	(80,286,474)	263,497,015
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
796,496	27,577,812
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,751,619,505 and $2,036,507,722, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,180,000	0.64	5
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a
26	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At February 28, 2022, one unaffiliated shareholder of record owned 25.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Growth Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Opportunity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
21.21%	20.07%	0.06%	$680,689,862
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
32	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Large Cap Growth Opportunity Fund | Annual Report 2022

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Columbia Large Cap Growth Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN186_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Select Mid Cap Value Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Mid Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Value Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	18.15	10.99	11.86
	Including sales charges		11.38	9.68	11.19
Advisor Class*		11/08/12	18.36	11.25	12.11
Class C	Excluding sales charges	11/20/01	17.19	10.16	11.03
	Including sales charges		16.19	10.16	11.03
Institutional Class		11/20/01	18.36	11.25	12.13
Institutional 2 Class*		11/08/12	18.47	11.39	12.25
Institutional 3 Class		07/15/09	18.53	11.43	12.32
Class R		01/23/06	17.79	10.72	11.58
Russell Midcap Value Index			13.75	9.18	11.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Mid Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	96.8
Money Market Funds	3.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	6.1
Consumer Discretionary	11.7
Consumer Staples	4.0
Energy	6.2
Financials	17.5
Health Care	8.7
Industrials	14.9
Information Technology	9.4
Materials	7.5
Real Estate	9.3
Utilities	4.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Mid Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Select Mid Cap Value Fund returned 18.15% excluding sales charges. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 13.75% for the same time period.
Market overview
U.S. equities posted gains through much of the 12-month period that ended February 28, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (the Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer-term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. The first two months of 2022 brought a rocky start, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. Of most significance, tensions between Russia and Ukraine near the end of the period, and the subsequent invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs.
Ten of eleven sectors within the benchmark delivered positive gains for the 12-month period. The energy, materials, real estate, financials, consumer staples and utilities sectors delivered the strongest gains, outperforming the overall benchmark’s return for the period. The communication services sector lagged most, delivering a negative return for the period, followed by consumer discretionary, information technology, industrials and health care.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by strong stock selection, particularly within the communication services, information technology, energy, and consumer discretionary sectors.
•	Devon Energy Corp., an oil exploration and production company, was a strong contributor to overall relative performance. The company reported better-than-expected results during the period, driven by higher production and lower operating costs. The company continues to generate impressive amounts of free cash flow and remains committed to returning cash to shareholders through their pioneering variable dividend.
•	The Fund’s position in semiconductor company ON Semiconductor Corp. performed strongly within information technology. Shares climbed after a strong quarterly report that saw earnings and forward guidance above consensus expectations. The beat (exceeded expectations) and raise (raised guidance) was driven by significant gross margin expansion. Investors seem to be increasingly recognizing that the strategic measures undertaken by the new CEO to improve profitability at the company are taking hold.
•	Not holding a position in Twitter helped relative performance as the social media platform weighed heavily on the benchmark’s return.
The Fund’s notable detractors during the period
•	Stock selection within the utilities sector weighed most on the Fund’s performance versus its benchmark during the period.
•	The Fund’s position in The AES Corporation, a diversified power generation and utility company, detracted from results versus the benchmark. The company underperformed after reporting mostly in-line quarterly results. More broadly, the more defensive utility name underperformed as markets rallied earlier in the period on re-opening momentum.
•	Shares in Southwest fell, as the outbreak of the Omicron variant of COVID-19, weather issues and labor challenges disrupted air travel.
•	Zimmer Biomet Holdings, Inc., a medical device company that provides orthopedic reconstructive products, declined due to macro-related headwinds. With the emergence of COVID-19 variants and labor shortages at hospitals, surgical procedures such as knee and hip replacements have been canceled or delayed, which weighed on the stock.
Columbia Select Mid Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Mid Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.30	1,019.24	5.73	5.61	1.12
Advisor Class	1,000.00	1,000.00	1,064.00	1,020.48	4.45	4.36	0.87
Class C	1,000.00	1,000.00	1,059.80	1,015.52	9.55	9.35	1.87
Institutional Class	1,000.00	1,000.00	1,064.40	1,020.48	4.45	4.36	0.87
Institutional 2 Class	1,000.00	1,000.00	1,065.30	1,020.93	3.99	3.91	0.78
Institutional 3 Class	1,000.00	1,000.00	1,065.50	1,021.12	3.79	3.71	0.74
Class R	1,000.00	1,000.00	1,062.30	1,018.00	7.01	6.85	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Mid Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.7%
Issuer	Shares	Value ($)
Communication Services 5.9%
Entertainment 3.7%
Live Nation Entertainment, Inc.(a)	373,171	45,086,520
Take-Two Interactive Software, Inc.(a)	356,559	57,762,558
Total		102,849,078
Media 2.2%
Nexstar Media Group, Inc., Class A	327,239	60,555,577
Total Communication Services		163,404,655
Consumer Discretionary 11.3%
Hotels, Restaurants & Leisure 2.1%
Hyatt Hotels Corp., Class A(a)	606,205	58,868,568
Household Durables 1.6%
D.R. Horton, Inc.	510,385	43,586,879
Multiline Retail 2.4%
Dollar Tree, Inc.(a)	464,097	65,938,902
Specialty Retail 3.6%
Burlington Stores, Inc.(a)	194,382	43,908,950
O’Reilly Automotive, Inc.(a)	89,235	57,934,931
Total		101,843,881
Textiles, Apparel & Luxury Goods 1.6%
Capri Holdings Ltd.(a)	657,635	44,548,195
Total Consumer Discretionary		314,786,425
Consumer Staples 3.8%
Food & Staples Retailing 2.0%
U.S. Foods Holding Corp.(a)	1,435,533	56,114,985
Food Products 1.8%
Tyson Foods, Inc., Class A	546,735	50,660,465
Total Consumer Staples		106,775,450
Energy 6.0%
Oil, Gas & Consumable Fuels 6.0%
Devon Energy Corp.	1,396,328	83,151,332
Marathon Petroleum Corp.	1,083,002	84,333,366
Total		167,484,698
Total Energy		167,484,698
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 16.9%
Banks 6.9%
Popular, Inc.	742,942	68,239,223
Regions Financial Corp.	2,701,421	65,347,374
SVB Financial Group(a)	98,126	59,464,356
Total		193,050,953
Consumer Finance 2.7%
Discover Financial Services	597,491	73,754,289
Diversified Financial Services 1.3%
Voya Financial, Inc.	549,299	36,995,288
Insurance 6.0%
Hanover Insurance Group, Inc. (The)	352,725	49,208,665
Lincoln National Corp.	967,362	65,219,546
Reinsurance Group of America, Inc.	485,367	53,807,785
Total		168,235,996
Total Financials		472,036,526
Health Care 8.5%
Health Care Equipment & Supplies 2.1%
Zimmer Biomet Holdings, Inc.	460,071	58,516,431
Health Care Providers & Services 3.5%
Centene Corp.(a)	607,509	50,192,393
Quest Diagnostics, Inc.	348,714	45,775,687
Total		95,968,080
Life Sciences Tools & Services 2.9%
Agilent Technologies, Inc.	309,595	40,358,804
Syneos Health, Inc.(a)	520,979	41,261,537
Total		81,620,341
Total Health Care		236,104,852
Industrials 14.4%
Airlines 1.8%
Southwest Airlines Co.(a)	1,143,256	50,074,613
Building Products 2.4%
Trane Technologies PLC	438,362	67,477,063
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 3.0%
AMETEK, Inc.	559,507	72,618,413
Bloom Energy Corp., Class A(a)	474,643	10,537,075
Total		83,155,488
Machinery 4.8%
Ingersoll Rand, Inc.	1,268,570	64,088,156
ITT, Inc.	793,111	69,690,664
Total		133,778,820
Professional Services 2.4%
CACI International, Inc., Class A(a)	238,438	66,712,568
Total Industrials		401,198,552
Information Technology 9.1%
Communications Equipment 2.1%
Motorola Solutions, Inc.	272,711	60,113,686
Electronic Equipment, Instruments & Components 2.1%
Corning, Inc.	1,428,311	57,703,764
Semiconductors & Semiconductor Equipment 4.9%
GlobalFoundries, Inc.(a)	376,224	22,866,895
Marvell Technology, Inc.	536,418	36,653,442
ON Semiconductor Corp.(a)	587,536	36,785,629
Teradyne, Inc.	333,861	39,368,889
Total		135,674,855
Total Information Technology		253,492,305
Materials 7.3%
Chemicals 4.2%
Chemours Co. LLC (The)	1,292,000	35,659,200
Eastman Chemical Co.	283,462	33,581,743
FMC Corp.	404,686	47,449,434
Total		116,690,377
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 3.1%
Allegheny Technologies, Inc.(a)	1,769,808	45,554,858
Freeport-McMoRan, Inc.	874,997	41,081,109
Total		86,635,967
Total Materials		203,326,344
Real Estate 9.0%
Equity Real Estate Investment Trusts (REITS) 9.0%
First Industrial Realty Trust, Inc.	1,263,379	72,745,363
Gaming and Leisure Properties, Inc.	1,186,569	53,882,098
Simon Property Group, Inc.	348,954	48,002,112
Welltower, Inc.	908,721	75,687,372
Total		250,316,945
Total Real Estate		250,316,945
Utilities 4.5%
Independent Power and Renewable Electricity Producers 1.8%
AES Corp. (The)	2,340,603	49,691,002
Multi-Utilities 2.7%
Ameren Corp.	892,909	76,745,528
Total Utilities		126,436,530
Total Common Stocks (Cost $1,822,987,683)		2,695,363,282

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(b),(c)	89,679,702	89,652,798
Total Money Market Funds (Cost $89,656,582)		89,652,798
Total Investments in Securities (Cost: $1,912,644,265)		2,785,016,080
Other Assets & Liabilities, Net		1,854,276
Net Assets		2,786,870,356

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	16,809,145	436,312,576	(363,463,437)	(5,486)	89,652,798	(10,020)	44,736	89,679,702
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	163,404,655	—	—	163,404,655
Consumer Discretionary	314,786,425	—	—	314,786,425
Consumer Staples	106,775,450	—	—	106,775,450
Energy	167,484,698	—	—	167,484,698
Financials	472,036,526	—	—	472,036,526
Health Care	236,104,852	—	—	236,104,852
Industrials	401,198,552	—	—	401,198,552
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	253,492,305	—	—	253,492,305
Materials	203,326,344	—	—	203,326,344
Real Estate	250,316,945	—	—	250,316,945
Utilities	126,436,530	—	—	126,436,530
Total Common Stocks	2,695,363,282	—	—	2,695,363,282
Money Market Funds	89,652,798	—	—	89,652,798
Total Investments in Securities	2,785,016,080	—	—	2,785,016,080
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,822,987,683)	$2,695,363,282
Affiliated issuers (cost $89,656,582)	89,652,798
Receivable for:
Capital shares sold	3,267,451
Dividends	2,868,742
Expense reimbursement due from Investment Manager	2,840
Prepaid expenses	19,558
Total assets	2,791,174,671
Liabilities
Payable for:
Capital shares purchased	3,291,564
Management services fees	166,296
Distribution and/or service fees	25,783
Transfer agent fees	318,347
Compensation of board members	421,351
Compensation of chief compliance officer	428
Other expenses	80,546
Total liabilities	4,304,315
Net assets applicable to outstanding capital stock	$2,786,870,356
Represented by
Paid in capital	1,836,885,034
Total distributable earnings (loss)	949,985,322
Total - representing net assets applicable to outstanding capital stock	$2,786,870,356
Class A
Net assets	$1,142,074,993
Shares outstanding	84,364,147
Net asset value per share	$13.54
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.37
Advisor Class
Net assets	$178,227,941
Shares outstanding	12,573,469
Net asset value per share	$14.17
Class C
Net assets	$12,830,336
Shares outstanding	1,076,644
Net asset value per share	$11.92
Institutional Class
Net assets	$861,575,785
Shares outstanding	63,390,667
Net asset value per share	$13.59
Institutional 2 Class
Net assets	$130,350,663
Shares outstanding	9,192,110
Net asset value per share	$14.18
Institutional 3 Class
Net assets	$434,024,060
Shares outstanding	32,080,315
Net asset value per share	$13.53
Class R
Net assets	$27,786,578
Shares outstanding	2,065,008
Net asset value per share	$13.46
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Value Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$39,048,937
Dividends — affiliated issuers	44,736
Interfund lending	961
Foreign taxes withheld	(137,844)
Total income	38,956,790
Expenses:
Management services fees	19,191,348
Distribution and/or service fees
Class A	2,753,034
Class C	127,939
Class R	150,660
Transfer agent fees
Class A	1,524,439
Advisor Class	229,823
Class C	17,721
Institutional Class	1,124,432
Institutional 2 Class	67,031
Institutional 3 Class	24,061
Class R	41,735
Compensation of board members	104,254
Custodian fees	14,167
Printing and postage fees	145,374
Registration fees	124,311
Audit fees	35,000
Legal fees	39,029
Compensation of chief compliance officer	411
Other	36,711
Total expenses	25,751,480
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(192,449)
Fees waived by transfer agent
Institutional 2 Class	(18,242)
Institutional 3 Class	(24,061)
Expense reduction	(2,700)
Total net expenses	25,514,028
Net investment income	13,442,762
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	277,020,553
Investments — affiliated issuers	(10,020)
Net realized gain	277,010,533
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	141,077,120
Investments — affiliated issuers	(5,486)
Net change in unrealized appreciation (depreciation)	141,071,634
Net realized and unrealized gain	418,082,167
Net increase in net assets resulting from operations	$431,524,929
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$13,442,762	$12,839,293
Net realized gain	277,010,533	35,911,756
Net change in unrealized appreciation (depreciation)	141,071,634	605,075,953
Net increase in net assets resulting from operations	431,524,929	653,827,002
Distributions to shareholders
Net investment income and net realized gains
Class A	(95,776,131)	(17,676,345)
Advisor Class	(13,763,048)	(1,096,305)
Class C	(1,171,441)	(373,633)
Institutional Class	(73,036,294)	(22,705,183)
Institutional 2 Class	(10,768,053)	(2,421,282)
Institutional 3 Class	(36,507,016)	(7,952,391)
Class R	(2,487,239)	(757,365)
Total distributions to shareholders	(233,509,222)	(52,982,504)
Increase in net assets from capital stock activity	216,032,102	426,729,328
Total increase in net assets	414,047,809	1,027,573,826
Net assets at beginning of year	2,372,822,547	1,345,248,721
Net assets at end of year	$2,786,870,356	$2,372,822,547
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Value Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,909,633	80,584,016	4,671,905	45,629,276
Fund reorganization	2,451,935	32,338,454	39,170,046	338,427,345
Distributions reinvested	6,609,810	90,795,130	1,834,484	16,251,790
Redemptions	(10,825,461)	(147,526,000)	(14,614,146)	(144,279,931)
Net increase	4,145,917	56,191,600	31,062,289	256,028,480
Advisor Class
Subscriptions	3,163,318	44,985,786	11,572,395	109,734,091
Fund reorganization	185,751	2,564,607	2,434,767	21,937,275
Distributions reinvested	949,858	13,638,294	108,583	1,056,042
Redemptions	(3,445,998)	(49,245,622)	(4,404,517)	(47,412,019)
Net increase	852,929	11,943,065	9,711,228	85,315,389
Class C
Subscriptions	308,952	3,755,602	93,312	835,907
Fund reorganization	—	—	543,360	4,205,613
Distributions reinvested	94,008	1,141,080	44,083	347,951
Redemptions	(451,667)	(5,490,415)	(1,008,448)	(9,142,544)
Net decrease	(48,707)	(593,733)	(327,693)	(3,753,073)
Institutional Class
Subscriptions	12,670,719	172,324,656	6,624,100	64,456,629
Fund reorganization	—	—	5,608,529	48,625,920
Distributions reinvested	4,943,198	68,113,102	2,425,313	21,406,965
Redemptions	(10,255,528)	(140,960,727)	(20,421,123)	(191,725,497)
Net increase (decrease)	7,358,389	99,477,031	(5,763,181)	(57,235,983)
Institutional 2 Class
Subscriptions	3,076,208	43,814,292	2,772,450	28,783,226
Fund reorganization	—	—	1,608,162	14,489,499
Distributions reinvested	676,436	9,713,445	259,114	2,385,510
Redemptions	(2,482,935)	(35,578,309)	(2,891,479)	(28,953,694)
Net increase	1,269,709	17,949,428	1,748,247	16,704,541
Institutional 3 Class
Subscriptions	11,762,304	161,202,450	11,620,696	107,181,810
Fund reorganization	83,061	1,094,384	8,691,673	75,009,378
Distributions reinvested	2,306,416	31,617,245	767,213	6,876,162
Redemptions	(11,648,122)	(159,945,955)	(5,855,282)	(57,421,915)
Net increase	2,503,659	33,968,124	15,224,300	131,645,435
Class R
Subscriptions	672,334	9,048,538	799,660	7,723,118
Fund reorganization	—	—	303,824	2,612,872
Distributions reinvested	181,931	2,485,764	85,793	749,444
Redemptions	(1,062,609)	(14,437,715)	(1,351,248)	(13,060,895)
Net decrease	(208,344)	(2,903,413)	(161,971)	(1,975,461)
Total net increase	15,873,552	216,032,102	51,493,219	426,729,328
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$12.50	0.05	2.22	2.27	(0.04)	(1.19)	(1.23)
Year Ended 2/28/2021	$9.76	0.05	3.04	3.09	(0.07)	(0.28)	(0.35)
Year Ended 2/29/2020	$10.34	0.10	(0.32)	(0.22)	(0.10)	(0.26)	(0.36)
Year Ended 2/28/2019	$13.27	0.07	0.18	0.25	(0.07)	(3.11)	(3.18)
Year Ended 2/28/2018	$15.19	0.13	0.80	0.93	(0.14)	(2.71)	(2.85)
Advisor Class
Year Ended 2/28/2022	$13.04	0.09	2.30	2.39	(0.07)	(1.19)	(1.26)
Year Ended 2/28/2021	$10.17	0.07	3.17	3.24	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.75	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.67	0.10	0.19	0.29	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.57	0.17	0.82	0.99	(0.18)	(2.71)	(2.89)
Class C
Year Ended 2/28/2022	$11.18	(0.05)	1.98	1.93	—	(1.19)	(1.19)
Year Ended 2/28/2021	$8.76	(0.01)	2.72	2.71	(0.01)	(0.28)	(0.29)
Year Ended 2/29/2020	$9.30	0.02	(0.28)	(0.26)	(0.02)	(0.26)	(0.28)
Year Ended 2/28/2019	$12.29	(0.02)	0.14	0.12	—	(3.11)	(3.11)
Year Ended 2/28/2018	$14.29	0.01	0.75	0.76	(0.05)	(2.71)	(2.76)
Institutional Class
Year Ended 2/28/2022	$12.55	0.08	2.22	2.30	(0.07)	(1.19)	(1.26)
Year Ended 2/28/2021	$9.80	0.09	3.03	3.12	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.38	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.31	0.10	0.18	0.28	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.23	0.18	0.79	0.97	(0.18)	(2.71)	(2.89)
Institutional 2 Class
Year Ended 2/28/2022	$13.05	0.10	2.31	2.41	(0.09)	(1.19)	(1.28)
Year Ended 2/28/2021	$10.17	0.10	3.17	3.27	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.76	0.14	(0.33)	(0.19)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.67	0.11	0.20	0.31	(0.11)	(3.11)	(3.22)
Year Ended 2/28/2018	$15.57	0.18	0.83	1.01	(0.20)	(2.71)	(2.91)
Institutional 3 Class
Year Ended 2/28/2022	$12.50	0.10	2.21	2.31	(0.09)	(1.19)	(1.28)
Year Ended 2/28/2021	$9.76	0.09	3.04	3.13	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.34	0.14	(0.32)	(0.18)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.27	0.12	0.18	0.30	(0.12)	(3.11)	(3.23)
Year Ended 2/28/2018	$15.20	0.14	0.84	0.98	(0.20)	(2.71)	(2.91)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$13.54	18.15%	1.13%	1.13%(c)	0.35%	37%	$1,142,075
Year Ended 2/28/2021	$12.50	33.20%	1.18%	1.15%(c)	0.54%	44%	$1,003,004
Year Ended 2/29/2020	$9.76	(2.47%)	1.21%	1.16%(c)	0.91%	28%	$479,921
Year Ended 2/28/2019	$10.34	3.57%	1.20%	1.17%(c)	0.57%	79%	$575,861
Year Ended 2/28/2018	$13.27	5.96%	1.18%	1.18%(c)	0.86%	59%	$692,641
Advisor Class
Year Ended 2/28/2022	$14.17	18.36%	0.89%	0.88%(c)	0.60%	37%	$178,228
Year Ended 2/28/2021	$13.04	33.49%	0.93%	0.90%(c)	0.66%	44%	$152,860
Year Ended 2/29/2020	$10.17	(2.14%)	0.96%	0.91%(c)	1.16%	28%	$20,433
Year Ended 2/28/2019	$10.75	3.79%	0.95%	0.92%(c)	0.78%	79%	$21,857
Year Ended 2/28/2018	$13.67	6.20%	0.93%	0.92%(c)	1.10%	59%	$69,624
Class C
Year Ended 2/28/2022	$11.92	17.19%	1.88%	1.88%(c)	(0.39%)	37%	$12,830
Year Ended 2/28/2021	$11.18	32.30%	1.94%	1.90%(c)	(0.12%)	44%	$12,577
Year Ended 2/29/2020	$8.76	(3.11%)	1.96%	1.92%(c)	0.17%	28%	$12,726
Year Ended 2/28/2019	$9.30	2.78%	1.95%	1.92%(c)	(0.20%)	79%	$20,763
Year Ended 2/28/2018	$12.29	5.09%	1.93%	1.92%(c)	0.10%	59%	$69,670
Institutional Class
Year Ended 2/28/2022	$13.59	18.36%	0.89%	0.88%(c)	0.60%	37%	$861,576
Year Ended 2/28/2021	$12.55	33.52%	0.94%	0.90%(c)	0.91%	44%	$703,152
Year Ended 2/29/2020	$9.80	(2.22%)	0.96%	0.91%(c)	1.16%	28%	$605,614
Year Ended 2/28/2019	$10.38	3.84%	0.95%	0.92%(c)	0.82%	79%	$694,941
Year Ended 2/28/2018	$13.31	6.21%	0.93%	0.93%(c)	1.20%	59%	$837,610
Institutional 2 Class
Year Ended 2/28/2022	$14.18	18.47%	0.80%	0.78%	0.70%	37%	$130,351
Year Ended 2/28/2021	$13.05	33.75%	0.84%	0.79%	0.96%	44%	$103,360
Year Ended 2/29/2020	$10.17	(2.12%)	0.85%	0.80%	1.27%	28%	$62,808
Year Ended 2/28/2019	$10.76	3.99%	0.83%	0.80%	0.89%	79%	$70,379
Year Ended 2/28/2018	$13.67	6.33%	0.82%	0.82%	1.17%	59%	$82,174
Institutional 3 Class
Year Ended 2/28/2022	$13.53	18.53%	0.75%	0.74%	0.73%	37%	$434,024
Year Ended 2/28/2021	$12.50	33.80%	0.79%	0.75%	0.94%	44%	$369,599
Year Ended 2/29/2020	$9.76	(2.07%)	0.80%	0.75%	1.32%	28%	$140,100
Year Ended 2/28/2019	$10.34	4.02%	0.78%	0.76%	0.97%	79%	$153,442
Year Ended 2/28/2018	$13.27	6.34%	0.77%	0.77%	0.98%	59%	$239,180
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2022	$12.44	0.01	2.21	2.22	(0.01)	(1.19)	(1.20)
Year Ended 2/28/2021	$9.71	0.04	3.02	3.06	(0.05)	(0.28)	(0.33)
Year Ended 2/29/2020	$10.29	0.07	(0.32)	(0.25)	(0.07)	(0.26)	(0.33)
Year Ended 2/28/2019	$13.22	0.04	0.18	0.22	(0.04)	(3.11)	(3.15)
Year Ended 2/28/2018	$15.14	0.09	0.80	0.89	(0.10)	(2.71)	(2.81)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2022	$13.46	17.79%	1.38%	1.38%(c)	0.10%	37%	$27,787
Year Ended 2/28/2021	$12.44	32.90%	1.44%	1.40%(c)	0.39%	44%	$28,271
Year Ended 2/29/2020	$9.71	(2.72%)	1.46%	1.41%(c)	0.66%	28%	$23,646
Year Ended 2/28/2019	$10.29	3.34%	1.45%	1.42%(c)	0.32%	79%	$31,097
Year Ended 2/28/2018	$13.22	5.71%	1.43%	1.42%(c)	0.61%	59%	$41,290
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2022	19

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Select Mid Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Select Mid Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
February 28, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2022 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
22	Columbia Select Mid Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through June 30, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $2,700.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Select Mid Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
February 28, 2022
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	335,149
Class C	—	1.00(b)	1,632

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 22, 2022 through June 30, 2024	July 1, 2021 through January 21, 2022	Prior to July 1, 2021
Class A	1.13%	1.13%	1.17%
Advisor Class	0.88	0.88	0.92
Class C	1.88	1.88	1.92
Institutional Class	0.88	0.88	0.92
Institutional 2 Class	0.78	0.78	0.78
Institutional 3 Class	0.73	0.74	0.74
Class R	1.38	1.38	1.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitments, effective through June 30, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
24	Columbia Select Mid Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,063,277)	1,046,822	16,455
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
74,416,479	159,092,743	233,509,222	14,349,286	38,633,218	52,982,504
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,911,222	88,690,071	—	853,802,986
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,931,213,094	877,176,561	(23,373,575)	853,802,986
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $944,809,011 and $1,027,321,895, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select Mid Cap Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,300,000	0.65	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
26	Columbia Select Mid Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Mid-Cap Value Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,652,133,395 and the combined net assets immediately after the reorganization were $2,688,130,840.
The reorganization was accomplished by a tax-free exchange of 3,697,791 shares of the Acquired Fund valued at $35,997,445 (including $239,818 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,451,935
Advisor Class	185,751
Institutional 3 Class	83,061
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	13,725,000
Net realized gain	296,199,000
Net change in unrealized appreciation/(depreciation)	129,758,000
Net increase in net assets from operations	439,682,000
Note 10. Fund reorganization
At the close of business on July 10, 2020, the Fund acquired the assets and assumed the identified liabilities of Columbia Small/Mid Cap Value Fund (the Acquired Fund), a series of Columbia Funds Series Trust II. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in February 2020. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,250,747,976 and the combined net assets immediately after the reorganization were $1,756,055,878.
The reorganization was accomplished by a tax-free exchange of 66,086,472 shares of the Acquired Fund valued at $505,307,902 (including $60,893,032 of unrealized appreciation/(depreciation)).
Columbia Select Mid Cap Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	39,170,046
Advisor Class	2,434,767
Class C	543,360
Institutional Class	5,608,529
Institutional 2 Class	1,608,162
Institutional 3 Class	8,691,673
Class R	303,824
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2020, the Fund’s pro-forma results of operations for the year ended February 28, 2021 would have been approximately:
($)
Net investment income	14,586,000
Net realized gain	21,580,000
Net change in unrealized appreciation/(depreciation)	582,251,000
Net increase in net assets from operations	618,417,000
Note 11. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
28	Columbia Select Mid Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At February 28, 2022, affiliated shareholders of record owned 21.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 12. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 13. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia Select Mid Cap Value Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Select Mid Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Mid Cap Value Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
58.82%	54.41%	6.10%	$257,433,767
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Select Mid Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Select Mid Cap Value Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
34	Columbia Select Mid Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Select Mid Cap Value Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Select Mid Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Select Mid Cap Value Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Select Mid Cap Value Fund | Annual Report 2022

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Columbia Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN197_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Small Cap Index Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Index Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Christopher Rowe
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	3.62	10.29	12.32
Institutional Class	10/15/96	3.92	10.57	12.60
Institutional 2 Class*	11/08/12	3.92	10.57	12.59
Institutional 3 Class*	03/01/17	3.93	10.58	12.47
S&P SmallCap 600 Index		4.22	10.78	12.84
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Index Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	98.1
Exchange-Traded Equity Funds	1.2
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	1.8
Consumer Discretionary	11.9
Consumer Staples	4.8
Energy	5.8
Financials	18.9
Health Care	11.7
Industrials	16.6
Information Technology	13.0
Materials	5.5
Real Estate	8.1
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Index Fund | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of the Fund returned 3.62%. The Fund closely tracked its benchmark, the unmanaged S&P Small Cap 600 Index, which returned 4.22% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
COVID-19 vaccinations allowed for greater economic reopening during the annual period. In turn, the U.S. equity market, as measured by the S&P 500 Index, achieved double-digit gains. Mid-cap and small-cap stocks also rose, albeit more modestly. Still, volatility remained heightened throughout the period.
As the annual period began in March 2021, U.S. equities produced healthy gains, boosted by both the passage of a fiscal stimulus package and by investor confidence that the U.S. Federal Reserve (Fed) would maintain its highly accommodative monetary policy. Stocks were then well supported during the second quarter of 2021 by a combination of strong economic growth, gradual rollbacks of COVID-19 lockdowns and robust corporate earnings. Although concerns about rising inflation led to a brief stretch of volatility mid-way through the quarter, the Fed reassured the markets that monetary policy would remain accommodative for an extended period. As a result, most major U.S. equity indices finished June 2021 at or near their then-all-time highs.
U.S. equities posted mixed results in the third quarter, reflecting an increasingly challenging environment. The market performed reasonably well in July and August, during which the prospects of improving economic growth and rising corporate profits outweighed concerns about the COVID-19 Delta variant. The backdrop became less favorable in September, however, fueling a downturn that erased almost all of the advance of the prior two months. The markets were contending with a persistent increase in inflation, worsening supply-chain bottlenecks, instability in China’s property market and the Fed indicating it was likely to announce a tapering of its quantitative easing program before year end. In the fourth quarter, U.S. equities displayed remarkable resilience despite potential headwinds. Investors faced the emergence of the COVID-19 Omicron variant, contagious enough to raise concerns about a possible new wave of lockdowns. Also, the Fed had previously viewed rising inflation as “transitory,” but continued price pressures drove the central bank to announce the tapering of its stimulative quantitative easing program and to prepare the financial markets for the likelihood of multiple interest rate increases in 2022. Still, the S&P 500 Index finished the calendar year with a solid gain on the strength of robust investment inflows and the lack of compelling total return potential in bonds.
U.S. equities fell in January and February 2022. In January, the S&P 500 Index experienced its worst month since the COVID-19-induced sell-off of March 2020. Hawkish commentary from the Fed was perhaps the most significant driver of the market’s decline. Heightened inflation concerns also weighed on investor sentiment, more than offsetting the positive news that the Omicron variant appeared to be milder than previous COVID-19 variants. In February, Russia’s invasion of Ukraine, stunning in its magnitude, rattled equity markets, while inflation and shifting Fed policy remained overhangs. Notably, the growing sense that COVID-19 is transitioning from pandemic to endemic in the U.S. supported U.S. small-cap stocks, which significantly outpaced their large-cap peers in a reversal of the recent performance trend.
For the annual period overall, large-cap stocks within the U.S. equity market performed best, followed by mid-cap stocks and then small-cap stocks, each generating a positive total return. From a style perspective, there was a sharp reversal from the prior annual period, as value-oriented stocks significantly outperformed growth-oriented stocks across the capitalization spectrum of the U.S. equity market for the 12 months ended February 28, 2022. Seven of the eleven sectors of the S&P Small Cap 600 Index posted a positive return during the 12 months ended February 28, 2022.
The Fund’s notable detractors during the period
•	Health care was by far the weakest sector from a total return perspective, followed at some distance by consumer discretionary and information technology.
•	On the basis of impact, health care, information technology and consumer discretionary were the weakest sectors.
•	The worst performing industries for the annual period on the basis of total return were life sciences tools and services; technology hardware, storage and peripherals; interactive media and services; diversified consumer services; and airlines.
Columbia Small Cap Index Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
•	Top individual detractors were cancer-focused testing laboratories operator NeoGenomics, Inc.; conversational commerce software provider LivePerson, Inc.; technology and service company for the energy, water and smart city space industries Itron, Inc.; 3D printer manufacturer 3D Systems Corp.; and e-commerce-driven digital manufacturer of custom prototypes and on-demand production parts Proto Labs, Inc.
The Fund’s notable contributors during the period
•	In terms of total return, the energy sector was the best relative performer, followed at some distance by the utilities and real estate sectors.
•	On the basis of impact, which takes weightings and total returns into account, the energy, financials and real estate sectors were the biggest contributors to the Index’s return.
•	The top performing industries for the annual period on the basis of total return were oil, gas and consumable fuels; marine; industrial conglomerates; trading companies and distributors; and air freight and logistics.
•	Top individual contributors within the S&P Small Cap 600 Index during the annual period included oil and gas exploration, development and acquisition company Range Resources Corp.; oil and gas exploration and production companies Matador Resources Co. and SM Energy Co.; department store retailer Macy’s Inc.; and Internet-based postage solutions provider Stamps.com, Inc. The Fund’s position in Macy’s Inc. was eliminated during the period.
•	Surpassing industrials, which had been the largest sector by weighting in the S&P Small Cap 600 Index during the prior annual period, financials was the largest sector by weighting in the S&P Small Cap 600 Index as of February 28, 2022, with a weighting of 18.95%.
•	As always, each sector and stock in the S&P Small Cap 600 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Index Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	966.20	1,022.56	2.19	2.26	0.45
Institutional Class	1,000.00	1,000.00	967.60	1,023.80	0.98	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	967.40	1,023.80	0.98	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	967.60	1,023.80	0.98	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Index Fund | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 1.7%
Diversified Telecommunication Services 0.3%
ATN International, Inc.	44,044	1,467,987
Cogent Communications Holdings, Inc.	171,156	10,851,290
Consolidated Communications Holdings, Inc.(a)	290,802	2,070,510
Total		14,389,787
Entertainment 0.2%
Cinemark Holdings, Inc.(a)	429,473	7,532,957
Marcus Corp. (The)(a)	88,180	1,603,112
Total		9,136,069
Interactive Media & Services 0.2%
Cars.com, Inc.(a)	262,023	4,239,532
QuinStreet, Inc.(a)	201,300	2,264,625
Total		6,504,157
Media 0.7%
AMC Networks, Inc., Class A(a)	117,908	4,887,287
EW Scripps Co. (The), Class A(a)	230,654	5,134,358
Gannett Co, Inc.(a)	574,130	2,847,685
Loyalty Ventures, Inc.(a)	80,379	1,929,096
Scholastic Corp.	122,876	5,170,622
TechTarget, Inc.(a)	104,630	8,200,899
Thryv Holdings, Inc.(a)	68,507	2,082,613
Total		30,252,560
Wireless Telecommunication Services 0.3%
Shenandoah Telecommunications Co.	201,552	4,504,687
Telephone and Data Systems, Inc.	398,510	6,914,149
Total		11,418,836
Total Communication Services		71,701,409
Consumer Discretionary 11.6%
Auto Components 1.4%
American Axle & Manufacturing Holdings, Inc.(a)	460,106	4,260,582
Cooper-Standard Holding, Inc.(a)	68,539	871,816
Dorman Products, Inc.(a)	114,810	10,725,550
Gentherm, Inc.(a)	134,041	11,372,038
LCI Industries	101,948	12,694,565
Motorcar Parts of America, Inc.(a)	77,470	1,251,141
Common Stocks (continued)
Issuer	Shares	Value ($)
Patrick Industries, Inc.	90,654	6,467,256
Standard Motor Products, Inc.	77,204	3,374,587
XPEL, Inc.(a)	67,131	4,873,711
Total		55,891,246
Automobiles 0.2%
Winnebago Industries, Inc.	134,973	8,647,720
Diversified Consumer Services 0.4%
Adtalem Global Education, Inc.(a)	200,745	4,171,481
American Public Education, Inc.(a)	75,469	1,506,361
Perdoceo Education Corp.(a)	282,797	2,960,885
Strategic Education, Inc.	91,294	5,388,172
WW International, Inc.(a)	214,665	2,187,436
Total		16,214,335
Hotels, Restaurants & Leisure 1.7%
BJ’s Restaurants, Inc.(a)	94,005	3,014,740
Bloomin’ Brands, Inc.(a)	327,616	8,062,630
Brinker International, Inc.(a)	183,210	7,793,753
Cheesecake Factory, Inc. (The)(a)	195,711	8,374,474
Chuy’s Holdings, Inc.(a)	79,878	2,604,023
Dave & Buster’s Entertainment, Inc.(a)	155,726	6,749,165
Dine Brands Global, Inc.	69,451	5,822,772
El Pollo Loco Holdings, Inc.(a)	78,165	1,037,250
Fiesta Restaurant Group, Inc.(a)	69,117	696,008
Jack in the Box, Inc.	87,260	7,527,920
Monarch Casino & Resort, Inc.(a)	52,905	4,121,300
Red Robin Gourmet Burgers, Inc.(a)	63,396	1,112,600
Ruth’s Hospitality Group, Inc.	128,008	3,175,878
Shake Shack, Inc., Class A(a)	157,885	11,797,167
Total		71,889,680
Household Durables 2.1%
Cavco Industries, Inc.(a)	34,427	9,385,833
Century Communities, Inc.	119,845	7,636,523
Ethan Allen Interiors, Inc.	88,649	2,310,193
Installed Building Products, Inc.	94,669	9,154,492
iRobot Corp.(a)	108,745	6,759,589
La-Z-Boy, Inc.	178,793	5,217,180
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
LGI Homes, Inc.(a)	86,164	10,867,865
M/I Homes, Inc.(a)	117,385	5,785,907
MDC Holdings, Inc.	228,087	10,113,378
Meritage Homes Corp.(a)	150,507	14,836,980
Tupperware Brands Corp.(a)	197,175	3,594,500
Universal Electronics, Inc.(a)	52,852	1,756,272
Total		87,418,712
Internet & Direct Marketing Retail 0.3%
Liquidity Services, Inc.(a)	107,220	1,847,401
PetMed Express, Inc.	84,481	2,276,763
Shutterstock, Inc.	94,357	8,542,139
Total		12,666,303
Leisure Products 0.3%
Sturm Ruger & Co., Inc.	70,984	5,139,951
Vista Outdoor, Inc.(a)	231,124	8,424,470
Total		13,564,421
Multiline Retail 0.1%
Big Lots, Inc.	131,326	4,564,892
Specialty Retail 3.9%
Aaron’s Co., Inc. (The)	126,998	2,665,688
Abercrombie & Fitch Co., Class A(a)	238,328	9,075,530
America’s Car-Mart, Inc.(a)	24,523	2,358,622
Asbury Automotive Group, Inc.(a)	93,327	18,115,704
Barnes & Noble Education, Inc.(a)	145,666	798,250
Bed Bath & Beyond, Inc.(a),(b)	407,661	6,885,394
Boot Barn Holdings, Inc.(a)	119,438	10,393,495
Buckle, Inc. (The)	118,482	4,265,352
Caleres, Inc.	154,368	3,204,680
Cato Corp. (The), Class A	78,783	1,386,581
Chico’s FAS, Inc.(a)	494,010	2,321,847
Children’s Place, Inc. (The)(a)	56,413	3,551,762
Conn’s, Inc.(a)	77,305	1,417,774
Designer Brands, Inc.(a)	247,481	3,229,627
Genesco, Inc.(a)	57,291	3,675,218
Group 1 Automotive, Inc.	73,017	13,283,983
Guess?, Inc.	157,216	3,443,030
Haverty Furniture Companies, Inc.	60,019	1,705,140
Hibbett, Inc.	60,715	2,737,032
Common Stocks (continued)
Issuer	Shares	Value ($)
LL Flooring Holdings, Inc.(a)	117,337	1,884,432
MarineMax, Inc.(a)	87,716	4,013,884
Monro, Inc.	135,300	6,315,804
ODP Corp. (The)(a)	185,154	8,146,776
Rent-A-Center, Inc.	243,969	6,931,159
Sally Beauty Holdings, Inc.(a)	455,959	7,878,972
Shoe Carnival, Inc.	70,623	2,059,367
Signet Jewelers Ltd.	214,024	15,088,692
Sleep Number Corp.(a)	91,355	6,002,023
Sonic Automotive, Inc., Class A	83,701	4,495,581
Zumiez, Inc.(a)	86,282	3,838,686
Total		161,170,085
Textiles, Apparel & Luxury Goods 1.2%
Fossil Group, Inc.(a)	191,418	2,587,971
G-III Apparel Group Ltd.(a)	176,317	4,891,034
Kontoor Brands, Inc.	191,903	9,506,875
Movado Group, Inc.	66,583	2,624,702
Oxford Industries, Inc.	64,063	5,662,528
Steven Madden Ltd.	308,628	13,166,070
Unifi, Inc.(a)	56,057	1,052,190
Vera Bradley, Inc.(a)	102,927	778,128
Wolverine World Wide, Inc.	332,265	7,652,063
Total		47,921,561
Total Consumer Discretionary		479,948,955
Consumer Staples 4.7%
Beverages 0.7%
Celsius Holdings, Inc.(a)	153,914	9,833,566
Coca-Cola Bottling Co. Consolidated	18,724	9,304,517
MGP Ingredients, Inc.	50,502	4,020,464
National Beverage Corp.	94,110	4,141,781
Total		27,300,328
Food & Staples Retailing 0.7%
Andersons, Inc. (The)	124,872	5,694,163
PriceSmart, Inc.	97,048	7,057,331
SpartanNash Co.	144,993	4,080,103
The Chefs’ Warehouse(a)	131,424	4,317,278
United Natural Foods, Inc.(a)	227,308	9,144,601
Total		30,293,476

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.7%
B&G Foods, Inc.	261,785	7,748,836
Calavo Growers, Inc.	71,331	3,045,120
Cal-Maine Foods, Inc.	151,062	6,687,515
Fresh Del Monte Produce, Inc.	134,253	3,474,468
Hostess Brands, Inc.(a)	558,916	12,039,051
J&J Snack Foods Corp.	59,983	9,820,417
John B. Sanfilippo & Son, Inc.	35,788	2,845,862
Seneca Foods Corp., Class A(a)	25,304	1,258,874
Simply Good Foods Co. (The)(a)	340,194	13,481,888
Tootsie Roll Industries, Inc.	69,810	2,356,087
TreeHouse Foods, Inc.(a)	225,025	8,832,231
Total		71,590,349
Household Products 0.5%
Central Garden & Pet Co.(a)	39,326	1,861,693
Central Garden & Pet Co., Class A(a)	162,009	7,134,876
WD-40 Co.	55,300	11,717,517
Total		20,714,086
Personal Products 0.8%
Edgewell Personal Care Co.	219,292	7,824,338
elf Beauty, Inc.(a)	193,113	5,103,977
Inter Parfums, Inc.	71,686	6,658,196
Medifast, Inc.	46,857	8,715,402
Usana Health Sciences, Inc.(a)	47,104	4,145,623
Total		32,447,536
Tobacco 0.3%
Universal Corp.	99,261	5,371,013
Vector Group Ltd.	527,891	5,917,658
Total		11,288,671
Total Consumer Staples		193,634,446
Energy 5.7%
Energy Equipment & Services 1.8%
Archrock, Inc.	540,631	4,514,269
Bristow Group, Inc.(a)	93,494	3,098,391
Core Laboratories NV	186,727	5,146,196
DMC Global Inc(a)	75,534	2,220,700
Dril-Quip, Inc.(a)	142,742	4,116,679
Helix Energy Solutions Group, Inc.(a)	572,144	2,317,183
Common Stocks (continued)
Issuer	Shares	Value ($)
Helmerich & Payne, Inc.	435,249	15,769,071
Nabors Industries Ltd.(a)	31,248	3,922,874
Oceaneering International, Inc.(a)	402,575	5,893,698
Oil States International, Inc.(a)	247,582	1,294,854
Patterson-UTI Energy, Inc.	867,731	12,521,358
ProPetro Holding Corp.(a)	341,927	4,366,408
RPC, Inc.(a)	287,167	2,518,455
US Silica Holdings, Inc.(a)	300,809	4,349,698
Total		72,049,834
Oil, Gas & Consumable Fuels 3.9%
Callon Petroleum Co.(a)	191,497	10,792,771
Civitas Resources, Inc.	290,740	14,673,648
CONSOL Energy, Inc.(a)	127,960	3,933,490
Dorian LPG Ltd.	111,724	1,539,557
Green Plains, Inc.(a)	216,198	7,078,323
Laredo Petroleum, Inc.(a)	57,844	4,428,537
Matador Resources Co.	444,917	22,067,883
Par Pacific Holdings, Inc.(a)	184,529	2,509,594
PBF Energy, Inc., Class A(a)	383,193	6,368,668
Range Resources Corp.(a)	1,007,625	23,124,994
Ranger Oil Corp.(a)	85,066	2,871,828
Renewable Energy Group, Inc.(a)	202,786	12,471,339
REX American Resources Corp.(a)	21,196	2,002,174
SM Energy Co.	490,008	17,400,184
Southwestern Energy Co.(a)	4,094,274	20,430,427
Talos Energy, Inc.(a)	165,148	2,594,475
World Fuel Services Corp.	254,819	7,221,570
Total		161,509,462
Total Energy		233,559,296
Financials 18.6%
Banks 10.6%
Allegiance Bancshares, Inc.	75,971	3,255,357
Ameris Bancorp	266,853	13,209,224
Banc of California, Inc.	218,218	4,287,984
BancFirst Corp.	76,207	5,954,053
Bancorp, Inc. (The)(a)	229,849	6,734,576
BankUnited, Inc.	359,380	15,884,596
Banner Corp.	138,168	8,512,531
Berkshire Hills Bancorp, Inc.	196,283	6,104,401

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Brookline Bancorp, Inc.	313,188	5,368,042
Central Pacific Financial Corp.	112,815	3,293,070
City Holding Co.	60,984	4,858,595
Columbia Banking System, Inc.	313,583	11,486,545
Community Bank System, Inc.	217,550	15,868,097
Customers Bancorp, Inc.(a)	120,286	7,403,603
CVB Financial Corp.	513,875	12,117,173
Dime Community Bancshares, Inc.	133,812	4,548,270
Eagle Bancorp, Inc.	128,870	7,721,890
FB Financial Corp.	144,347	6,414,781
First BanCorp	829,542	11,713,133
First BanCorp	139,278	6,250,797
First Commonwealth Financial Corp.	382,942	6,184,513
First Financial Bancorp	378,174	9,295,517
First Hawaiian, Inc.	519,637	15,105,848
Hanmi Financial Corp.	122,661	3,203,905
Heritage Financial Corp.	141,859	3,719,543
Hilltop Holdings, Inc.	245,258	7,583,377
HomeStreet, Inc.	82,492	4,245,038
Hope Bancorp, Inc.	484,869	8,223,378
Independent Bank Corp.	191,661	16,484,763
Independent Bank Group, Inc.	148,950	11,491,493
Investors Bancorp, Inc.	909,428	15,223,825
Lakeland Financial Corp.	102,052	8,185,591
Meta Financial Group, Inc.	127,752	7,076,183
National Bank Holdings Corp., Class A	122,218	5,424,035
NBT Bancorp, Inc.	174,868	6,709,685
Northwest Bancshares, Inc.	510,537	7,188,361
OFG Bancorp	201,076	5,666,322
Pacific Premier Bancorp, Inc.	380,614	14,733,568
Park National Corp.	58,232	7,806,582
Preferred Bank	55,303	4,340,179
Renasant Corp.	224,875	8,210,186
S&T Bancorp, Inc.	158,732	4,934,978
Seacoast Banking Corp. of Florida	235,371	8,626,347
ServisFirst Bancshares, Inc.	196,811	17,197,345
Simmons First National Corp., Class A	463,208	13,210,692
Southside Bancshares, Inc.	130,197	5,427,913
Tompkins Financial Corp.	47,897	3,788,653
Common Stocks (continued)
Issuer	Shares	Value ($)
Triumph Bancorp, Inc.(a)	95,266	9,557,085
Trustmark Corp.	251,914	7,932,772
United Community Banks, Inc.	422,164	16,320,860
Veritex Holdings, Inc.	198,853	8,079,397
Westamerica BanCorp	108,374	6,428,746
Total		438,593,398
Capital Markets 0.9%
B Riley Financial, Inc.	64,504	3,841,213
Blucora, Inc.(a)	196,525	3,910,848
BrightSphere Investment Group, Inc.	144,606	3,451,745
Donnelley Financial Solutions, Inc.(a)	117,654	3,776,693
Greenhill & Co., Inc.	55,952	989,231
Piper Sandler Companies	56,938	8,427,393
StoneX Group, Inc.(a)	67,948	5,126,677
Virtus Investment Partners, Inc.	28,772	6,923,119
WisdomTree Investments, Inc.	439,084	2,472,043
Total		38,918,962
Consumer Finance 0.9%
Encore Capital Group, Inc.(a)	100,027	6,600,782
Enova International, Inc.(a)	146,917	5,989,806
Ezcorp, Inc., Class A(a)	214,141	1,282,705
Green Dot Corp., Class A(a)	220,583	6,319,703
LendingTree, Inc.(a)	46,261	5,598,044
PRA Group, Inc.(a)	175,929	7,851,711
World Acceptance Corp.(a)	17,024	3,344,705
Total		36,987,456
Insurance 3.0%
Ambac Financial Group, Inc.(a)	186,784	2,396,439
American Equity Investment Life Holding Co.	332,137	12,518,244
AMERISAFE, Inc.	78,112	3,679,075
Assured Guaranty Ltd.	281,587	17,449,946
eHealth, Inc.(a)	95,801	1,488,748
Employers Holdings, Inc.	112,803	4,383,525
Genworth Financial, Inc., Class A(a)	2,046,721	8,309,687
HCI Group, Inc.	32,254	2,008,134
Horace Mann Educators Corp.	167,357	6,960,378
James River Group Holdings Ltd.	150,426	4,001,332
Mr. Cooper Group, Inc.(a)	303,035	15,403,269

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Palomar Holdings, Inc.(a)	97,394	6,275,095
ProAssurance Corp.	217,764	5,248,112
Safety Insurance Group, Inc.	57,413	4,790,541
Selectquote, Inc.(a)	502,651	1,563,245
SiriusPoint Ltd.(a)	352,742	2,606,763
Stewart Information Services Corp.	108,474	7,363,215
Trupanion, Inc.(a)	138,413	12,405,957
United Fire Group, Inc.	87,009	2,402,318
Universal Insurance Holdings, Inc.	113,154	1,308,060
Total		122,562,083
Mortgage Real Estate Investment Trusts (REITS) 1.3%
Apollo Commercial Real Estate Finance, Inc.	530,453	6,922,412
ARMOUR Residential REIT, Inc.	361,792	2,941,369
Ellington Financial, Inc.	220,073	3,888,690
Franklin BSP Realty Trust, Inc.	177,292	2,340,254
Granite Point Mortgage Trust, Inc.	216,977	2,434,482
Invesco Mortgage Capital, Inc.	1,257,518	2,741,389
KKR Real Estate Finance Trust, Inc.	179,106	3,845,406
New York Mortgage Trust, Inc.	1,529,985	5,370,247
PennyMac Mortgage Investment Trust	391,312	6,104,467
Ready Capital Corp.	237,494	3,526,786
Redwood Trust, Inc.	462,582	4,806,227
Two Harbors Investment Corp.	1,387,263	7,019,551
Total		51,941,280
Thrifts & Mortgage Finance 1.9%
Axos Financial, Inc.(a)	215,995	11,823,566
Capitol Federal Financial, Inc.	520,826	5,687,420
Flagstar Bancorp, Inc.	213,246	9,719,753
NMI Holdings, Inc., Class A(a)	345,887	8,003,825
Northfield Bancorp, Inc.	175,913	2,761,834
Provident Financial Services, Inc.	311,518	7,392,322
TrustCo Bank Corp.	77,527	2,649,098
Walker & Dunlop, Inc.	118,898	16,449,538
WSFS Financial Corp.	264,132	13,425,830
Total		77,913,186
Total Financials		766,916,365
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 11.5%
Biotechnology 2.0%
Anika Therapeutics, Inc.(a)	58,237	1,892,703
Avid Bioservices, Inc.(a)	247,441	5,067,592
Coherus Biosciences, Inc.(a)	257,084	3,031,020
Cytokinetics, Inc.(a)	338,372	11,951,299
Eagle Pharmaceuticals, Inc.(a)	45,842	2,172,452
Emergent BioSolutions, Inc.(a)	193,145	7,992,340
Enanta Pharmaceuticals, Inc.(a)	72,574	5,110,661
iTeos Therapeutics, Inc.(a)	80,958	2,925,013
Ligand Pharmaceuticals, Inc.(a)	67,414	6,823,645
Myriad Genetics, Inc.(a)	322,123	7,853,359
Organogenesis Holdings, Inc.(a)	254,272	1,891,784
REGENXBIO, Inc.(a)	151,821	3,979,228
uniQure NV(a)	145,370	2,469,836
Vanda Pharmaceuticals, Inc.(a)	224,734	2,552,978
Vericel Corp.(a)	188,845	7,782,302
Xencor, Inc.(a)	235,908	7,386,280
Total		80,882,492
Health Care Equipment & Supplies 3.1%
Angiodynamics, Inc.(a)	155,908	3,668,515
Artivion, Inc.(a)	158,652	3,101,647
Avanos Medical, Inc.(a)	194,379	6,879,073
BioLife Solutions, Inc.(a)	118,208	2,777,888
Cardiovascular Systems, Inc.(a)	163,577	3,444,932
CONMED Corp.	117,978	17,243,664
Cutera, Inc.(a)	65,917	2,528,576
Glaukos Corp.(a)	189,147	10,461,721
Heska Corp.(a)	43,207	6,135,394
Inogen, Inc.(a)	82,499	2,878,390
Integer Holdings Corp.(a)	133,194	11,170,981
Lantheus Holdings, Inc.(a)	273,056	13,057,538
LeMaitre Vascular, Inc.	77,520	3,679,874
Meridian Bioscience, Inc.(a)	174,884	4,424,565
Merit Medical Systems, Inc.(a)	204,969	13,329,134
Mesa Laboratories, Inc.	21,077	5,381,590
Natus Medical, Inc.(a)	137,764	3,832,594
OraSure Technologies, Inc.(a)	290,591	2,266,610
Orthofix Medical, Inc.(a)	79,648	2,706,439

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
SurModics, Inc.(a)	55,958	2,511,395
Tactile Systems Technology, Inc.(a)	79,963	1,628,047
Varex Imaging Corp.(a)	158,934	3,757,200
Zynex, Inc.	87,968	553,317
Total		127,419,084
Health Care Providers & Services 3.3%
Addus HomeCare Corp.(a)	64,247	5,463,565
AMN Healthcare Services, Inc.(a)	190,700	20,240,898
Apollo Medical Holdings, Inc.(a)	152,372	7,332,141
Community Health Systems, Inc.(a)	500,930	5,264,774
Corvel Corp.(a)	37,884	6,025,829
Covetrus, Inc.(a)	416,847	7,386,529
Cross Country Healthcare, Inc.(a)	142,571	3,183,610
Ensign Group, Inc. (The)	211,746	17,795,134
Fulgent Genetics, Inc.(a)	78,217	4,872,919
Hanger, Inc.(a)	148,339	2,687,903
Joint Corp. (The)(a)	58,140	2,383,740
Mednax, Inc.(a)	348,735	8,184,810
ModivCare, Inc.(a)	49,697	5,864,246
Owens & Minor, Inc.	304,379	13,438,333
Pennant Group, Inc. (The)(a)	109,128	1,773,330
RadNet, Inc.(a)	178,912	4,413,759
Select Medical Holdings Corp.	427,486	9,896,301
Tivity Health, Inc.(a)	178,613	4,872,563
U.S. Physical Therapy, Inc.	52,085	4,790,257
Total		135,870,641
Health Care Technology 1.1%
Allscripts Healthcare Solutions, Inc.(a)	494,438	9,621,763
Computer Programs & Systems, Inc.(a)	59,088	1,818,728
HealthStream, Inc.(a)	101,853	2,086,968
NextGen Healthcare, Inc.(a)	231,725	4,525,589
Omnicell, Inc.(a)	177,260	22,916,173
OptimizeRx Corp.(a)	71,682	3,246,478
Simulations Plus, Inc.	63,394	2,497,090
Tabula Rasa HealthCare, Inc.(a)	95,447	544,048
Total		47,256,837
Life Sciences Tools & Services 0.3%
NeoGenomics, Inc.(a)	496,656	10,633,405
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.7%
Amphastar Pharmaceuticals, Inc.(a)	148,622	4,118,316
ANI Pharmaceuticals, Inc.(a)	43,659	1,635,030
Cara Therapeutics, Inc.(a)	170,360	1,766,633
Collegium Pharmaceutical, Inc.(a)	139,446	2,715,014
Corcept Therapeutics, Inc.(a)	382,840	8,533,504
Endo International PLC(a)	942,595	2,931,470
Harmony Biosciences Holdings, Inc.(a)	91,988	3,675,840
Innoviva, Inc.(a)	252,289	4,846,472
Nektar Therapeutics(a)	744,476	7,623,434
Pacira Pharmaceuticals, Inc.(a)	179,684	11,983,126
Phibro Animal Health Corp., Class A	82,041	1,747,473
Prestige Consumer Healthcare, Inc.(a)	202,112	12,031,727
Supernus Pharmaceuticals, Inc.(a)	214,524	6,854,042
Total		70,462,081
Total Health Care		472,524,540
Industrials 16.3%
Aerospace & Defense 1.2%
AAR Corp.(a)	134,500	6,044,430
Aerojet Rocketdyne Holdings, Inc.	301,998	11,702,423
Aerovironment, Inc.(a)	93,078	6,613,192
Kaman Corp.	112,343	4,876,810
Moog, Inc., Class A	118,095	9,814,875
National Presto Industries, Inc.	20,447	1,625,537
Park Aerospace Corp.	78,398	1,087,380
Triumph Group, Inc.(a)	260,631	6,526,200
Total		48,290,847
Air Freight & Logistics 0.8%
Atlas Air Worldwide Holdings, Inc.(a)	108,898	8,533,247
Forward Air Corp.	108,745	11,220,309
HUB Group, Inc., Class A(a)	137,022	11,564,657
Total		31,318,213
Airlines 0.5%
Allegiant Travel Co.(a)	61,290	10,669,976
Hawaiian Holdings, Inc.(a)	206,586	3,962,319
Skywest, Inc.(a)	203,226	5,712,683
Total		20,344,978

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 1.8%
AAON, Inc.	167,075	9,783,912
American Woodmark Corp.(a)	66,833	3,580,912
Apogee Enterprises, Inc.	102,198	4,606,064
Gibraltar Industries, Inc.(a)	131,826	6,369,832
Griffon Corp.	192,046	4,426,660
Insteel Industries, Inc.	78,289	2,905,305
PGT, Inc.(a)	240,531	5,173,822
Quanex Building Products Corp.	135,223	3,091,198
Resideo Technologies, Inc.(a)	582,432	14,991,800
UFP Industries, Inc.	249,647	21,407,230
Total		76,336,735
Commercial Services & Supplies 2.2%
ABM Industries, Inc.	271,240	12,159,689
Brady Corp., Class A	195,755	9,020,390
CoreCivic, Inc.(a)	485,212	4,420,281
Deluxe Corp.	171,866	5,346,751
GEO Group, Inc. (The)(a)	494,288	2,945,957
Harsco Corp.(a)	319,497	3,805,209
Healthcare Services Group, Inc.	300,679	4,756,742
HNI Corp.	175,711	7,149,681
Interface, Inc.	238,219	3,108,758
KAR Auction Services, Inc.(a)	488,718	9,021,734
Matthews International Corp., Class A	127,522	4,231,180
Pitney Bowes, Inc.	667,607	3,324,683
Unifirst Corp.	61,419	11,132,194
US Ecology, Inc.(a)	127,115	6,030,336
Viad Corp.(a)	82,815	2,893,556
Total		89,347,141
Construction & Engineering 1.0%
Arcosa, Inc.	194,956	10,268,333
Comfort Systems U.S.A., Inc.	145,384	12,500,116
Granite Construction, Inc.	184,859	5,595,682
MYR Group, Inc.(a)	68,051	6,107,577
NV5 Global, Inc.(a)	47,778	5,124,191
Total		39,595,899
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.4%
AZZ, Inc.	100,201	4,932,895
Encore Wire Corp.	81,710	9,512,678
Powell Industries, Inc.	36,316	767,721
Total		15,213,294
Machinery 5.0%
Alamo Group, Inc.	39,923	5,553,689
Albany International Corp., Class A	130,616	11,470,697
Astec Industries, Inc.	91,831	4,573,184
Barnes Group, Inc.	187,884	8,727,212
Chart Industries, Inc.(a)	143,694	20,749,414
CIRCOR International, Inc.(a)	81,718	2,201,483
Enerpac Tool Group Corp.	243,205	4,195,286
EnPro Industries, Inc.	83,118	9,179,552
ESCO Technologies, Inc.	105,126	7,313,616
Federal Signal Corp.	246,356	8,895,915
Franklin Electric Co., Inc.	157,329	13,303,740
Greenbrier Companies, Inc. (The)	131,286	5,833,037
Hillenbrand, Inc.	294,625	14,056,559
John Bean Technologies Corp.	128,147	14,528,025
Lindsay Corp.	44,001	5,773,371
Meritor, Inc.(a)	282,947	10,075,743
Mueller Industries, Inc.	231,410	13,201,940
Proto Labs, Inc.(a)	111,294	6,258,062
SPX Corp.(a)	183,189	9,287,682
SPX FLOW, Inc.	169,305	14,541,606
Standex International Corp.	49,253	5,217,370
Tennant Co.	74,772	5,890,538
Titan International, Inc.(a)	206,338	2,310,986
Wabash National Corp.	199,583	3,400,894
Total		206,539,601
Marine 0.4%
Matson, Inc.	169,551	18,781,164
Professional Services 1.4%
Exponent, Inc.	210,212	19,919,689
Forrester Research, Inc.(a)	44,853	2,329,216
Heidrick & Struggles International, Inc.	79,031	3,378,575
Kelly Services, Inc., Class A	145,344	3,084,200

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Korn/Ferry International	219,869	14,568,520
Mantech International Corp., Class A	111,181	9,269,160
Resources Connection, Inc.	125,839	2,088,928
TrueBlue, Inc.(a)	143,125	3,893,000
Total		58,531,288
Road & Rail 0.4%
ArcBest Corp.	103,138	9,558,830
Heartland Express, Inc.	187,792	2,696,693
Marten Transport Ltd.	240,898	4,155,490
Total		16,411,013
Trading Companies & Distributors 1.2%
Applied Industrial Technologies, Inc.	155,130	15,683,643
Boise Cascade Co.	158,656	12,682,961
DXP Enterprises, Inc.(a)	68,920	1,978,693
GMS, Inc.(a)	174,053	9,442,375
NOW, Inc.(a)	445,979	4,165,444
Veritiv Corp.(a)	55,923	5,993,268
Total		49,946,384
Total Industrials		670,656,557
Information Technology 12.8%
Communications Equipment 1.5%
ADTRAN, Inc.	196,368	4,043,217
CalAmp Corp.(a)	144,743	1,021,886
Comtech Telecommunications Corp.	106,280	2,187,242
Digi International, Inc.(a)	137,599	2,762,988
Extreme Networks, Inc.(a)	523,913	6,019,760
Harmonic, Inc.(a)	413,744	3,851,957
InterDigital, Inc.	123,751	7,972,040
NETGEAR, Inc.(a)	118,051	3,141,337
Netscout Systems, Inc.(a)	298,001	9,276,771
Plantronics, Inc.(a)	172,375	4,855,804
Viavi Solutions, Inc.(a)	958,791	15,724,172
Total		60,857,174
Electronic Equipment, Instruments & Components 3.8%
Advanced Energy Industries, Inc.	151,955	13,045,337
Arlo Technologies, Inc.(a)	340,050	3,155,664
Badger Meter, Inc.	117,990	11,729,386
Benchmark Electronics, Inc.	142,088	3,714,180
Common Stocks (continued)
Issuer	Shares	Value ($)
CTS Corp.	129,991	4,931,859
ePlus, Inc.(a)	108,979	5,111,115
Fabrinet(a)	149,325	14,951,912
FARO Technologies, Inc.(a)	73,432	4,019,668
Insight Enterprises, Inc.(a)	140,725	14,635,400
Itron, Inc.(a)	182,621	8,705,543
Knowles Corp.(a)	372,506	8,113,181
Methode Electronics, Inc.	153,976	7,027,465
OSI Systems, Inc.(a)	67,309	5,429,817
PC Connection, Inc.	44,404	2,166,471
Plexus Corp.(a)	113,956	9,283,995
Rogers Corp.(a)	75,554	20,626,242
Sanmina Corp.(a)	259,687	10,330,349
Scansource, Inc.(a)	102,988	3,252,361
TTM Technologies, Inc.(a)	420,969	5,291,580
Total		155,521,525
IT Services 1.4%
CSG Systems International, Inc.	131,689	8,127,845
EVERTEC, Inc.	240,963	9,725,267
ExlService Holdings, Inc.(a)	134,339	16,226,808
Perficient, Inc.(a)	132,867	13,539,147
TTEC Holdings, Inc.	73,923	5,876,878
Unisys Corp.(a)	270,881	5,788,727
Total		59,284,672
Semiconductors & Semiconductor Equipment 3.4%
Axcelis Technologies, Inc.(a)	134,376	9,301,507
Ceva, Inc.(a)	92,674	3,778,319
Cohu, Inc.(a)	196,400	6,123,752
Diodes, Inc.(a)	181,596	16,269,186
Formfactor, Inc.(a)	315,476	12,773,623
Ichor Holdings Ltd.(a)	114,606	4,037,569
Kulicke & Soffa Industries, Inc.	249,974	13,058,642
MaxLinear, Inc., Class A(a)	284,775	17,470,946
Onto Innovation, Inc.(a)	198,780	17,136,824
PDF Solutions, Inc.(a)	120,515	3,297,291
Photronics, Inc.(a)	246,674	4,543,735
Rambus, Inc.(a)	441,163	11,911,401
SMART Global Holdings, Inc.(a)	186,834	5,128,593

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Ultra Clean Holdings, Inc.(a)	181,120	8,297,107
Veeco Instruments, Inc.(a)	203,726	5,820,452
Total		138,948,947
Software 2.4%
8x8, Inc.(a)	459,658	5,957,168
Agilysys, Inc.(a)	78,429	3,296,371
Alarm.com Holdings, Inc.(a)	185,780	12,229,897
Bottomline Technologies de, Inc.(a)	156,017	8,836,803
Consensus Cloud Solutions, Inc.(a)	64,739	3,603,373
Ebix, Inc.	96,111	2,836,235
LivePerson, Inc.(a)	265,466	5,383,650
OneSpan, Inc.(a)	138,647	1,910,556
Progress Software Corp.	176,856	7,795,812
SPS Commerce, Inc.(a)	145,074	18,837,859
Vonage Holdings Corp.(a)	1,018,443	20,694,762
Xperi Holding Corp.	421,659	7,303,134
Total		98,685,620
Technology Hardware, Storage & Peripherals 0.3%
3D Systems Corp.(a)	515,240	9,181,577
Corsair Gaming, Inc.(a)	133,536	3,082,011
Diebold, Inc.(a)	293,948	2,557,347
Total		14,820,935
Total Information Technology		528,118,873
Materials 5.4%
Chemicals 2.9%
AdvanSix, Inc.	113,480	4,546,009
American Vanguard Corp.	108,561	1,636,014
Balchem Corp.	130,624	18,070,524
Ferro Corp.(a)	333,769	7,252,800
FutureFuel Corp.	104,155	766,581
GCP Applied Technologies(a)	216,457	6,835,712
Hawkins, Inc.	75,798	3,430,618
HB Fuller Co.	211,979	14,493,004
Innospec, Inc.	99,422	9,494,801
Koppers Holdings, Inc.(a)	85,945	2,460,605
Kraton Performance Polymers, Inc.(a)	129,680	5,984,732
Livent Corp.(a)	651,770	15,349,184
Quaker Chemical Corp.	54,136	10,048,183
Common Stocks (continued)
Issuer	Shares	Value ($)
Rayonier Advanced Materials, Inc.(a)	257,106	1,509,212
Stepan Co.	85,902	8,901,165
Tredegar Corp.	103,444	1,190,640
Trinseo PLC	156,663	8,140,210
Total		120,109,994
Containers & Packaging 0.3%
Myers Industries, Inc.	146,183	2,429,562
O-I Glass, Inc.(a)	632,617	8,084,845
Total		10,514,407
Metals & Mining 1.8%
Allegheny Technologies, Inc.(a)	513,300	13,212,342
Arconic Corp.(a)	429,553	13,187,277
Carpenter Technology Corp.	194,379	7,462,210
Century Aluminum Co.(a)	203,598	4,808,985
Compass Minerals International, Inc.	137,486	8,059,429
Haynes International, Inc.	51,186	1,871,360
Kaiser Aluminum Corp.	63,989	6,174,939
Materion Corp.	82,448	6,888,530
Olympic Steel, Inc.	37,534	1,004,785
SunCoke Energy, Inc.	335,137	2,657,636
TimkenSteel Corp.(a)	165,893	2,991,051
Warrior Met Coal, Inc.	207,385	6,532,628
Total		74,851,172
Paper & Forest Products 0.4%
Clearwater Paper Corp.(a)	67,321	1,940,864
Glatfelter Corp.	179,607	2,467,800
Mercer International, Inc.	162,496	2,172,572
Neenah, Inc.	67,603	2,633,137
Schweitzer-Mauduit International, Inc.	126,897	3,961,724
Sylvamo Corp.(a)	142,331	4,967,352
Total		18,143,449
Total Materials		223,619,022
Real Estate 7.9%
Equity Real Estate Investment Trusts (REITS) 7.3%
Acadia Realty Trust	356,811	7,650,028
Agree Realty Corp.	281,482	18,057,070
Alexander & Baldwin, Inc.	292,575	6,562,457
American Assets Trust, Inc.	212,224	7,758,909

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Armada Hoffler Properties, Inc.	248,102	3,642,137
Brandywine Realty Trust	690,297	9,201,659
CareTrust REIT, Inc.	391,417	6,849,798
Centerspace	57,607	5,414,482
Chatham Lodging Trust(a)	196,723	2,704,941
Community Healthcare Trust, Inc.	94,731	3,950,283
DiamondRock Hospitality Co.(a)	849,610	8,113,775
Diversified Healthcare Trust	964,071	2,776,524
Easterly Government Properties, Inc.	347,468	7,234,284
Essential Properties Realty Trust, Inc.	490,412	12,397,615
Four Corners Property Trust, Inc.	312,031	8,231,378
Franklin Street Properties Corp.	383,497	2,216,613
Getty Realty Corp.	159,129	4,384,004
Global Net Lease, Inc.	417,923	5,938,686
Hersha Hospitality Trust(a)	133,230	1,229,713
Independence Realty Trust, Inc.	421,780	10,658,381
Industrial Logistics Properties Trust	263,834	5,901,967
Innovative Industrial Properties, Inc.	96,522	18,190,536
iStar, Inc.	280,256	7,040,031
LTC Properties, Inc.	158,829	5,373,185
LXP Industrial Trust	1,140,843	17,637,433
NexPoint Residential Trust, Inc.	91,677	7,789,795
Office Properties Income Trust	195,343	4,893,342
Orion Office REIT, Inc.(a)	218,522	3,721,430
Retail Opportunity Investments Corp.	489,807	8,894,895
RPT Realty	340,014	4,403,181
Safehold, Inc.	57,039	3,499,913
Saul Centers, Inc.	52,581	2,420,303
Service Properties Trust	665,957	5,747,209
SITE Centers Corp.	724,219	11,261,605
Summit Hotel Properties, Inc.(a)	429,408	4,246,845
Tanger Factory Outlet Centers, Inc.	419,460	6,996,593
Uniti Group, Inc.	952,276	12,351,020
Universal Health Realty Income Trust	51,710	2,953,158
Urban Edge Properties	445,287	8,113,129
Urstadt Biddle Properties, Inc., Class A	121,346	2,284,945
Veris Residential, Inc.(a)	322,839	5,455,979
Washington Real Estate Investment Trust	341,409	7,975,314
Common Stocks (continued)
Issuer	Shares	Value ($)
Whitestone REIT	186,228	2,193,766
Xenia Hotels & Resorts, Inc.(a)	460,703	8,541,434
Total		302,859,745
Real Estate Management & Development 0.6%
Douglas Elliman, Inc.(a)	263,945	1,990,145
Marcus & Millichap, Inc.(a)	100,809	5,013,232
RE/MAX Holdings, Inc., Class A	76,204	2,258,687
Realogy Holdings Corp.(a)	470,299	8,550,036
St. Joe Co. (The)	133,014	7,186,746
Total		24,998,846
Total Real Estate		327,858,591
Utilities 1.9%
Gas Utilities 0.7%
Chesapeake Utilities Corp.	71,012	9,441,045
Northwest Natural Holding Co.	123,960	6,447,160
South Jersey Industries, Inc.	453,599	15,390,614
Total		31,278,819
Multi-Utilities 0.4%
Avista Corp.	285,468	12,740,437
Unitil Corp.	64,433	3,253,222
Total		15,993,659
Water Utilities 0.8%
American States Water Co.	148,994	12,539,335
California Water Service Group	212,213	12,081,286
Middlesex Water Co.	70,580	7,057,294
Total		31,677,915
Total Utilities		78,950,393
Total Common Stocks (Cost $2,498,074,154)		4,047,488,447

Exchange-Traded Equity Funds 1.2%
	Shares	Value ($)
U.S. Small Cap 1.2%
iShares Core S&P Small-Cap ETF	447,875	48,240,616
Total Exchange-Traded Equity Funds (Cost $30,910,919)		48,240,616

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
February 28, 2022
Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(c),(d)	28,850,475	28,841,820
Total Money Market Funds (Cost $28,839,955)		28,841,820
Total Investments in Securities (Cost: $2,557,825,028)		4,124,570,883
Other Assets & Liabilities, Net		517,245
Net Assets		4,125,088,128
At February 28, 2022, securities and/or cash totaling $3,847,542 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	304	03/2022	USD	31,076,400	579,082	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	56,765,602	516,094,480	(544,020,119)	1,857	28,841,820	(8,110)	29,256	28,850,475
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	71,701,409	—	—	71,701,409
Consumer Discretionary	479,948,955	—	—	479,948,955
Consumer Staples	193,634,446	—	—	193,634,446
Energy	233,559,296	—	—	233,559,296
Financials	766,916,365	—	—	766,916,365
Health Care	472,524,540	—	—	472,524,540
Industrials	670,656,557	—	—	670,656,557
Information Technology	528,118,873	—	—	528,118,873
Materials	223,619,022	—	—	223,619,022
Real Estate	327,858,591	—	—	327,858,591
Utilities	78,950,393	—	—	78,950,393
Total Common Stocks	4,047,488,447	—	—	4,047,488,447
Exchange-Traded Equity Funds	48,240,616	—	—	48,240,616
Money Market Funds	28,841,820	—	—	28,841,820
Total Investments in Securities	4,124,570,883	—	—	4,124,570,883
Investments in Derivatives
Asset
Futures Contracts	579,082	—	—	579,082
Total	4,125,149,965	—	—	4,125,149,965
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2022	19

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,528,985,073)	$4,095,729,063
Affiliated issuers (cost $28,839,955)	28,841,820
Receivable for:
Capital shares sold	3,464,837
Dividends	1,930,546
Variation margin for futures contracts	90,475
Expense reimbursement due from Investment Manager	384
Total assets	4,130,057,125
Liabilities
Payable for:
Capital shares purchased	4,544,017
Variation margin for futures contracts	32,257
Management services fees	67,590
Distribution and/or service fees	21,973
Compensation of board members	303,160
Total liabilities	4,968,997
Net assets applicable to outstanding capital stock	$4,125,088,128
Represented by
Paid in capital	2,485,031,738
Total distributable earnings (loss)	1,640,056,390
Total - representing net assets applicable to outstanding capital stock	$4,125,088,128
Class A
Net assets	$1,070,943,035
Shares outstanding	38,909,422
Net asset value per share	$27.52
Institutional Class
Net assets	$1,763,232,630
Shares outstanding	63,498,573
Net asset value per share	$27.77
Institutional 2 Class
Net assets	$1,199,979,759
Shares outstanding	42,033,053
Net asset value per share	$28.55
Institutional 3 Class
Net assets	$90,932,704
Shares outstanding	3,379,458
Net asset value per share	$26.91
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Index Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$57,605,557
Dividends — affiliated issuers	29,256
Foreign taxes withheld	(50,869)
Total income	57,583,944
Expenses:
Management services fees	8,941,618
Distribution and/or service fees
Class A	2,943,484
Compensation of board members	107,091
Interest on collateral	706
Other	284
Total expenses	11,993,183
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(107,374)
Expense reduction	(1,080)
Total net expenses	11,884,729
Net investment income	45,699,215
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	319,150,005
Investments — affiliated issuers	(8,110)
Foreign currency translations	(2)
Futures contracts	250,460
Net realized gain	319,392,353
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(182,735,474)
Investments — affiliated issuers	1,857
Futures contracts	(535,504)
Net change in unrealized appreciation (depreciation)	(183,269,121)
Net realized and unrealized gain	136,123,232
Net increase in net assets resulting from operations	$181,822,447
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2022	21

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$45,699,215	$34,121,939
Net realized gain	319,392,353	125,971,897
Net change in unrealized appreciation (depreciation)	(183,269,121)	1,166,052,959
Net increase in net assets resulting from operations	181,822,447	1,326,146,795
Distributions to shareholders
Net investment income and net realized gains
Class A	(90,877,215)	(32,771,990)
Institutional Class	(151,339,217)	(53,973,888)
Institutional 2 Class	(97,402,387)	(25,163,888)
Institutional 3 Class	(7,395,880)	(2,289,248)
Total distributions to shareholders	(347,014,699)	(114,199,014)
Decrease in net assets from capital stock activity	(122,118,941)	(156,601,896)
Total increase (decrease) in net assets	(287,311,193)	1,055,345,885
Net assets at beginning of year	4,412,399,321	3,357,053,436
Net assets at end of year	$4,125,088,128	$4,412,399,321

	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,871,306	203,973,849	8,772,377	176,225,195
Distributions reinvested	2,667,184	78,041,984	1,274,492	27,865,631
Redemptions	(11,669,698)	(345,770,746)	(19,817,244)	(409,941,679)
Net decrease	(2,131,208)	(63,754,913)	(9,770,375)	(205,850,853)
Institutional Class
Subscriptions	8,209,632	245,235,326	14,952,708	303,828,228
Distributions reinvested	3,953,756	116,597,000	1,878,061	41,449,814
Redemptions	(14,989,733)	(448,800,004)	(28,858,468)	(584,127,079)
Net decrease	(2,826,345)	(86,967,678)	(12,027,699)	(238,849,037)
Institutional 2 Class
Subscriptions	13,891,385	427,539,854	27,203,178	675,050,843
Distributions reinvested	2,970,935	89,977,964	968,240	22,295,675
Redemptions	(16,428,592)	(508,690,062)	(16,980,262)	(376,793,084)
Net increase	433,728	8,827,756	11,191,156	320,553,434
Institutional 3 Class
Subscriptions	1,704,017	49,590,547	1,465,633	31,501,162
Distributions reinvested	193,333	5,532,686	106,432	2,195,288
Redemptions	(1,212,485)	(35,347,339)	(3,020,356)	(66,151,890)
Net increase (decrease)	684,865	19,775,894	(1,448,291)	(32,455,440)
Total net decrease	(3,838,960)	(122,118,941)	(12,055,209)	(156,601,896)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Index Fund | Annual Report 2022

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Columbia Small Cap Index Fund | Annual Report 2022	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$28.74	0.25	0.90	1.15	(0.27)	(2.10)	(2.37)
Year Ended 2/28/2021	$20.32	0.18	8.97	9.15	(0.22)	(0.51)	(0.73)
Year Ended 2/29/2020	$23.54	0.24	(2.00)	(1.76)	(0.26)	(1.20)	(1.46)
Year Ended 2/28/2019	$24.33	0.23	1.32	1.55	(0.23)	(2.11)	(2.34)
Year Ended 2/28/2018	$23.83	0.21	2.11	2.32	(0.22)	(1.60)	(1.82)
Institutional Class
Year Ended 2/28/2022	$28.96	0.33	0.91	1.24	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.47	0.24	9.03	9.27	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.69	0.30	(2.02)	(1.72)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.47	0.29	1.33	1.62	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$23.96	0.27	2.12	2.39	(0.28)	(1.60)	(1.88)
Institutional 2 Class
Year Ended 2/28/2022	$29.71	0.34	0.93	1.27	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$20.98	0.25	9.26	9.51	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$24.25	0.30	(2.07)	(1.77)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.99	0.30	1.36	1.66	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$24.43	0.28	2.16	2.44	(0.28)	(1.60)	(1.88)
Institutional 3 Class
Year Ended 2/28/2022	$28.13	0.32	0.89	1.21	(0.33)	(2.10)	(2.43)
Year Ended 2/28/2021	$19.91	0.23	8.77	9.00	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.08	0.29	(1.96)	(1.67)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$23.90	0.29	1.29	1.58	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018(f)	$23.87	0.24	1.67	1.91	(0.28)	(1.60)	(1.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Small Cap Index Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$27.52	3.62%	0.45%(c)	0.45%(c),(d)	0.84%	13%	$1,070,943
Year Ended 2/28/2021	$28.74	46.15%	0.45%(e)	0.45%(d),(e)	0.89%	24%	$1,179,484
Year Ended 2/29/2020	$20.32	(8.08%)	0.45%(e)	0.45%(d),(e)	1.04%	17%	$1,032,677
Year Ended 2/28/2019	$23.54	6.70%	0.45%	0.45%(d)	0.89%	22%	$1,440,665
Year Ended 2/28/2018	$24.33	9.86%	0.45%	0.45%(d)	0.88%	16%	$1,488,143
Institutional Class
Year Ended 2/28/2022	$27.77	3.92%	0.20%(c)	0.20%(c),(d)	1.09%	13%	$1,763,233
Year Ended 2/28/2021	$28.96	46.46%	0.20%(e)	0.20%(d),(e)	1.14%	24%	$1,920,981
Year Ended 2/29/2020	$20.47	(7.85%)	0.20%(e)	0.20%(d),(e)	1.29%	17%	$1,603,859
Year Ended 2/28/2019	$23.69	6.99%	0.20%	0.20%(d)	1.14%	22%	$2,026,925
Year Ended 2/28/2018	$24.47	10.11%	0.20%	0.20%(d)	1.12%	16%	$1,866,835
Institutional 2 Class
Year Ended 2/28/2022	$28.55	3.92%	0.20%(c)	0.20%(c)	1.09%	13%	$1,199,980
Year Ended 2/28/2021	$29.71	46.48%	0.20%(e)	0.20%(e)	1.12%	24%	$1,236,122
Year Ended 2/29/2020	$20.98	(7.87%)	0.20%(e)	0.20%(e)	1.29%	17%	$638,046
Year Ended 2/28/2019	$24.25	7.01%	0.20%	0.20%	1.14%	22%	$748,749
Year Ended 2/28/2018	$24.99	10.12%	0.20%	0.20%	1.12%	16%	$584,472
Institutional 3 Class
Year Ended 2/28/2022	$26.91	3.93%	0.20%(c)	0.20%(c)	1.09%	13%	$90,933
Year Ended 2/28/2021	$28.13	46.41%	0.20%(e)	0.20%(e)	1.16%	24%	$75,812
Year Ended 2/29/2020	$19.91	(7.84%)	0.20%(e)	0.20%(e)	1.30%	17%	$82,471
Year Ended 2/28/2019	$23.08	6.99%	0.20%	0.20%	1.16%	22%	$70,934
Year Ended 2/28/2018(f)	$23.90	8.14%	0.21%	0.20%	1.01%	16%	$4,327
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2022	25

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements  (continued)
February 28, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
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Notes to Financial Statements  (continued)
February 28, 2022
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
28	Columbia Small Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	579,082*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	250,460

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(535,504)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	48,409,101

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
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Notes to Financial Statements  (continued)
February 28, 2022
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
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Notes to Financial Statements  (continued)
February 28, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $1,080.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
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Notes to Financial Statements  (continued)
February 28, 2022
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2022
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, re-characterization of distributions for investments, distribution reclassifications and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(321,089)	321,089	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
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Notes to Financial Statements  (continued)
February 28, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
71,711,256	275,303,443	347,014,699	36,587,589	77,611,425	114,199,014
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	106,591,157	—	1,533,765,305
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,591,384,660	1,776,719,795	(242,954,490)	1,533,765,305
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $583,060,714 and $950,590,260, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
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Notes to Financial Statements  (continued)
February 28, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
34	Columbia Small Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its tracking index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its tracking index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2022, two unaffiliated shareholders of record owned 30.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
Columbia Small Cap Index Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
February 28, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia Small Cap Index Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Index Fund | Annual Report 2022	37

 Federal Income Tax Information
(Unaudited)
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
77.10%	76.17%	9.69%	$320,374,033
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
38	Columbia Small Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Small Cap Index Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
40	Columbia Small Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Small Cap Index Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
42	Columbia Small Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Small Cap Index Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Small Cap Index Fund | Annual Report 2022

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Columbia Small Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN228_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Small Cap Value Fund II
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund II (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund II  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2002
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	11.94	8.76	11.05
	Including sales charges		5.50	7.48	10.40
Advisor Class*		11/08/12	12.26	9.05	11.32
Class C	Excluding sales charges	05/01/02	11.10	7.95	10.23
	Including sales charges		10.15	7.95	10.23
Institutional Class		05/01/02	12.27	9.05	11.34
Institutional 2 Class*		11/08/12	12.41	9.22	11.47
Institutional 3 Class*		11/08/12	12.46	9.26	11.52
Class R		01/23/06	11.73	8.50	10.79
Russell 2000 Value Index			6.63	7.97	10.66
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Value Fund II | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	96.2
Money Market Funds	3.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	1.8
Consumer Discretionary	7.4
Consumer Staples	3.3
Energy	8.4
Financials	29.7
Health Care	5.4
Industrials	17.2
Information Technology	5.9
Materials	8.4
Real Estate	7.3
Utilities	5.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund II | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Small Cap Value Fund II returned 11.94% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 6.63% for the same time period.
Market overview
U.S. equities posted gains through much of the 12-month period that ended February 28, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. The first two months of 2022 brought a rocky start, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. Of most significance, tensions between Russia and Ukraine near the end of the period, and the subsequent invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs.
The energy sector led returns for the benchmark during the period, followed by the materials, utilities, financials and real estate sectors. The health care sector delivered double-digit negative returns for the benchmark during the period, followed by the information technology and consumer discretionary sectors, which also ended the period in negative territory.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by strong stock selection, most notably within the industrials, energy, consumer staples, materials and financials sectors.
•	Allocations also contributed to the Fund’s results versus its benchmark, particularly the Fund’s underweight in the health care sector, which delivered the worst returns for the benchmark during the period.
•	A top contributor to relative performance was the Fund’s position in industrial and construction equipment rental company Herc Holdings Inc. The firm reported strong quarterly earnings during the period and we believe it is actually poised to benefit from supply constraints in areas of the economy, as businesses utilize rentals to expand capacity. The company also announced an initiation of a quarterly dividend.
•	Other top contributors to performance included two exploration and production names within the energy sector, Ovintiv, Inc. and Matador Resources Co., which saw substantial gains as energy prices rose. Ovintiv also announced their intention to accelerate their debt reduction plans through further divestitures.
•	Within consumer staples, the Fund’s position in United Natural Foods, Inc. was a notable contributor to outperformance. Shares in the company, which distributes natural and organic foods, climbed toward the end of the period after reporting quarterly results that beat consensus expectations. The company also raised its forward guidance. The beat (exceeded expectations) and raise (raised guidance) was driven by continued strong execution and better gross margins.
•	Within information technology, the Fund’s position in Synaptics, Inc. was a notable outperformer. Shares in the company, which specializes in human interface semiconductor solutions, rose sharply after reporting quarterly results in November 2021. The report was highlighted by earnings above expectations and a raise of forward guidance. The outperformance of expectations was driven by strong demand and revenue growth, particularly in Synaptics’ internet-of-things business line, and higher gross margins.
The Fund’s notable detractors during the period
•	The biggest detractor from relative performance was a lack of exposure to video game retailer GameStop. Shares in GameStop skyrocketed early in the period, as retail investors from internet forums such as Reddit piled into the stock,
Columbia Small Cap Value Fund II | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
causing an unprecedented short squeeze that led to huge losses for some notable hedge funds. The Fund did not own GameStop, which by the end of the first quarter of 2021 was up over 900% and became one of the largest names in the benchmark. We believe that over the long-term, stock prices will track fundamentals and so we did not invest in GameStop.
•	The Fund’s lack of exposure to Avis Budget Group was a detractor within the industrials sector. Shares in the heavily shorted vehicle sharing and rental company rose sharply at the beginning of November 2021, as the company reported strong earnings which triggered an apparent short squeeze in the stock.
•	Other individual detractors from performance included SkyWest, Inc., a regional airline that primarily provides service through contracts with other major airlines. Shares declined alongside other airline names as market sentiment changed in the second quarter of 2021, with investors rotating out of certain COVID-19 recovery names and back into more growth-oriented areas.
•	Within information technology, the Fund’s position in solar panel and systems designer and manufacturer SunPower Corp. was a notable detractor. Shares declined early in the period following tremendous performance in 2020 and in the first quarter of 2021 as a result of mandates in certain states requiring that new homes be solar equipped, and due to certain natural disasters and outages, all of which fueled demand for solar panels. Following this run of strong performance, shares declined in the second quarter of 2021, and we exited the position.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as  investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund II | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.50	1,018.50	6.40	6.36	1.27
Advisor Class	1,000.00	1,000.00	1,033.60	1,019.74	5.14	5.11	1.02
Class C	1,000.00	1,000.00	1,027.90	1,014.78	10.16	10.09	2.02
Institutional Class	1,000.00	1,000.00	1,033.60	1,019.74	5.14	5.11	1.02
Institutional 2 Class	1,000.00	1,000.00	1,034.30	1,020.43	4.44	4.41	0.88
Institutional 3 Class	1,000.00	1,000.00	1,034.10	1,020.68	4.19	4.16	0.83
Class R	1,000.00	1,000.00	1,030.90	1,017.26	7.65	7.60	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund II | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 1.8%
Entertainment 0.4%
AMC Entertainment Holdings, Inc., Class A(a)	293,700	5,539,182
Media 1.4%
Nexstar Media Group, Inc., Class A	124,408	23,021,700
Total Communication Services		28,560,882
Consumer Discretionary 7.2%
Auto Components 1.1%
Dana, Inc.	448,127	8,344,125
Goodyear Tire & Rubber Co. (The)(a)	583,807	9,043,170
Total		17,387,295
Hotels, Restaurants & Leisure 2.2%
F45 Training Holdings, Inc.(a)	1,064,578	16,373,210
International Game Technology PLC	388,000	11,880,560
Red Rock Resorts, Inc., Class A	138,700	6,973,836
Total		35,227,606
Household Durables 0.5%
KB Home	220,700	8,521,227
Multiline Retail 1.1%
Macy’s, Inc.	695,086	18,016,629
Specialty Retail 1.9%
Children’s Place, Inc. (The)(a)	64,400	4,054,624
Genesco, Inc.(a)	145,672	9,344,859
Petco Health & Wellness Co., Inc.(a)	977,614	17,127,797
Total		30,527,280
Textiles, Apparel & Luxury Goods 0.4%
Rocky Brands, Inc.	153,997	5,935,044
Total Consumer Discretionary		115,615,081
Consumer Staples 3.2%
Food & Staples Retailing 2.8%
BJ’s Wholesale Club Holdings, Inc.(a)	262,565	16,507,462
The Chefs’ Warehouse(a)	289,500	9,510,075
United Natural Foods, Inc.(a)	460,944	18,543,777
Total		44,561,314
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.4%
BellRing Brands, Inc., Class A(a)	270,100	6,906,457
Total Consumer Staples		51,467,771
Energy 8.1%
Oil, Gas & Consumable Fuels 8.1%
Antero Resources Corp.(a)	667,600	15,308,068
Chesapeake Energy Corp.	146,200	11,293,950
Matador Resources Co.	390,800	19,383,680
Ovintiv, Inc.	731,033	33,517,863
PDC Energy, Inc.	389,528	25,132,346
SM Energy Co.	502,821	17,855,174
Whiting Petroleum Corp.	99,800	7,370,230
Total		129,861,311
Total Energy		129,861,311
Financials 28.8%
Banks 15.7%
Ameris Bancorp	352,358	17,441,721
Atlantic Union Bankshares Corp.	482,838	19,617,708
Bancorp, Inc. (The)(a)	705,051	20,657,994
Cathay General Bancorp	418,746	19,693,624
Community Bank System, Inc.	222,707	16,244,248
Hancock Whitney Corp.	381,688	21,252,388
Independent Bank Corp.	170,159	14,635,375
Independent Bank Group, Inc.	222,060	17,131,929
Pacific Premier Bancorp, Inc.	346,925	13,429,467
Popular, Inc.	236,062	21,682,295
Renasant Corp.	346,611	12,654,768
Sandy Spring Bancorp, Inc.	449,010	21,143,881
Triumph Bancorp, Inc.(a)	153,755	15,424,702
UMB Financial Corp.	206,784	21,063,018
Total		252,073,118
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund II | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.7%
Cowen, Inc., Class A	335,096	9,935,596
Focus Financial Partners, Inc., Class A(a)	348,000	17,413,920
Houlihan Lokey, Inc., Class A	174,500	17,949,070
Stifel Financial Corp.	196,734	14,459,949
Total		59,758,535
Consumer Finance 1.0%
SLM Corp.	767,051	15,110,905
Insurance 1.3%
AMERISAFE, Inc.	187,540	8,833,134
Argo Group International Holdings Ltd.	289,121	12,192,233
Total		21,025,367
Mortgage Real Estate Investment Trusts (REITS) 2.7%
Blackstone Mortgage Trust, Inc.	502,329	15,964,016
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	376,400	17,818,776
Starwood Property Trust, Inc.	385,028	9,179,067
Total		42,961,859
Thrifts & Mortgage Finance 4.4%
Axos Financial, Inc.(a)	425,722	23,304,022
MGIC Investment Corp.	1,100,037	16,698,562
Radian Group, Inc.	567,500	13,563,250
WSFS Financial Corp.	344,975	17,535,079
Total		71,100,913
Total Financials		462,030,697
Health Care 5.3%
Biotechnology 2.3%
Apellis Pharmaceuticals, Inc.(a)	95,100	4,044,603
Arcutis Biotherapeutics, Inc.(a)	152,500	2,714,500
Arena Pharmaceuticals, Inc.(a)	129,300	12,279,621
Atara Biotherapeutics, Inc.(a)	288,300	3,704,655
Cytokinetics, Inc.(a)	116,500	4,114,780
Iovance Biotherapeutics, Inc.(a)	231,200	3,622,904
Myriad Genetics, Inc.(a)	260,700	6,355,866
Total		36,836,929
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 1.8%
Integer Holdings Corp.(a)	71,527	5,998,970
Merit Medical Systems, Inc.(a)	283,899	18,461,952
Varex Imaging Corp.(a)	171,208	4,047,357
Total		28,508,279
Health Care Providers & Services 1.2%
Tenet Healthcare Corp.(a)	218,378	18,778,324
Total Health Care		84,123,532
Industrials 16.7%
Aerospace & Defense 1.5%
Moog, Inc., Class A	170,600	14,178,566
Triumph Group, Inc.(a)	406,600	10,181,264
Total		24,359,830
Air Freight & Logistics 0.5%
Atlas Air Worldwide Holdings, Inc.(a)	106,226	8,323,869
Building Products 0.6%
Masonite International Corp.(a)	98,279	9,270,658
Construction & Engineering 2.4%
API Group Corp.(a)	616,700	13,302,219
EMCOR Group, Inc.	143,166	16,541,400
MasTec, Inc.(a)	103,381	8,142,287
Total		37,985,906
Electrical Equipment 0.9%
Bloom Energy Corp., Class A(a)	392,100	8,704,620
Sunrun, Inc.(a)	226,300	6,173,464
Total		14,878,084
Machinery 1.4%
Altra Industrial Motion Corp.	255,340	10,844,290
Evoqua Water Technologies Corp.(a)	288,900	12,324,474
Total		23,168,764
Professional Services 4.2%
ICF International, Inc.	172,400	15,278,088
KBR, Inc.	447,238	22,200,895
Kforce, Inc.	276,756	20,806,516
Science Applications International Corp.	103,258	9,054,694
Total		67,340,193

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.1%
ArcBest Corp.	184,306	17,081,480
Trading Companies & Distributors 4.1%
Beacon Roofing Supply, Inc.(a)	195,830	11,689,093
Core & Main, Inc., Class A(a)	608,900	13,688,072
Herc Holdings Inc	115,761	18,419,890
Triton International Ltd.	324,914	21,340,352
Total		65,137,407
Total Industrials		267,546,191
Information Technology 5.7%
IT Services 0.9%
ExlService Holdings, Inc.(a)	121,600	14,688,064
Semiconductors & Semiconductor Equipment 4.6%
Diodes, Inc.(a)	177,386	15,892,012
Kulicke & Soffa Industries, Inc.	129,254	6,752,229
MagnaChip Semiconductor Corp.(a)	889,471	16,188,372
SMART Global Holdings, Inc.(a)	645,138	17,709,038
Synaptics, Inc.(a)	30,100	6,875,743
Ultra Clean Holdings, Inc.(a)	244,761	11,212,501
Total		74,629,895
Software 0.2%
Marathon Digital Holdings, Inc.(a)	110,000	2,788,500
Total Information Technology		92,106,459
Materials 8.1%
Chemicals 4.8%
Ashland Global Holdings, Inc.	97,000	8,951,160
Avient Corp.	276,630	14,492,646
Cabot Corp.	156,587	11,455,905
HB Fuller Co.	102,600	7,014,762
Intrepid Potash, Inc.(a)	274,622	15,623,246
Kraton Performance Polymers, Inc.(a)	274,500	12,668,175
Orion Engineered Carbons SA	424,032	6,589,457
Total		76,795,351
Construction Materials 0.9%
Summit Materials, Inc., Class A(a)	470,600	14,692,132
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 2.4%
Allegheny Technologies, Inc.(a)	375,500	9,665,370
Arconic Corp.(a)	191,400	5,875,980
Cleveland-Cliffs, Inc.(a)	401,900	8,986,484
Materion Corp.	173,620	14,505,951
Total		39,033,785
Total Materials		130,521,268
Real Estate 7.1%
Equity Real Estate Investment Trusts (REITS) 7.1%
American Assets Trust, Inc.	409,900	14,985,944
Apple Hospitality REIT, Inc.	493,700	8,733,553
Centerspace	204,137	19,186,837
First Industrial Realty Trust, Inc.	395,261	22,759,128
Hudson Pacific Properties, Inc.	233,305	6,159,252
PotlatchDeltic Corp.	174,200	9,563,580
PS Business Parks, Inc.	88,069	14,028,511
Tanger Factory Outlet Centers, Inc.	1,097,969	18,314,123
Total		113,730,928
Total Real Estate		113,730,928
Utilities 5.1%
Electric Utilities 1.2%
Portland General Electric Co.	369,207	18,744,639
Gas Utilities 2.9%
New Jersey Resources Corp.	312,837	13,645,950
ONE Gas, Inc.	165,377	13,741,175
South Jersey Industries, Inc.	550,657	18,683,792
Total		46,070,917
Independent Power and Renewable Electricity Producers 1.0%
Clearway Energy, Inc., Class C	489,180	16,338,612
Total Utilities		81,154,168
Total Common Stocks (Cost $1,038,042,111)		1,556,718,288

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund II | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(b),(c)	61,974,365	61,955,773
Total Money Market Funds (Cost $61,956,536)		61,955,773
Total Investments in Securities (Cost: $1,099,998,647)		1,618,674,061
Other Assets & Liabilities, Net		(15,662,138)
Net Assets		1,603,011,923
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	27,419,887	488,728,973	(454,190,501)	(2,586)	61,955,773	(7,019)	28,275	61,974,365
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2022	11

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	28,560,882	—	—	28,560,882
Consumer Discretionary	115,615,081	—	—	115,615,081
Consumer Staples	51,467,771	—	—	51,467,771
Energy	129,861,311	—	—	129,861,311
Financials	462,030,697	—	—	462,030,697
Health Care	84,123,532	—	—	84,123,532
Industrials	267,546,191	—	—	267,546,191
Information Technology	92,106,459	—	—	92,106,459
Materials	130,521,268	—	—	130,521,268
Real Estate	113,730,928	—	—	113,730,928
Utilities	81,154,168	—	—	81,154,168
Total Common Stocks	1,556,718,288	—	—	1,556,718,288
Money Market Funds	61,955,773	—	—	61,955,773
Total Investments in Securities	1,618,674,061	—	—	1,618,674,061
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund II | Annual Report 2022

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,038,042,111)	$1,556,718,288
Affiliated issuers (cost $61,956,536)	61,955,773
Receivable for:
Investments sold	4,193,360
Capital shares sold	2,884,904
Dividends	1,009,517
Expense reimbursement due from Investment Manager	8,170
Prepaid expenses	13,581
Total assets	1,626,783,593
Liabilities
Payable for:
Investments purchased	20,927,346
Capital shares purchased	2,254,587
Management services fees	105,522
Distribution and/or service fees	2,129
Transfer agent fees	219,367
Compensation of board members	178,458
Compensation of chief compliance officer	240
Other expenses	84,021
Total liabilities	23,771,670
Net assets applicable to outstanding capital stock	$1,603,011,923
Represented by
Paid in capital	1,059,649,213
Total distributable earnings (loss)	543,362,710
Total - representing net assets applicable to outstanding capital stock	$1,603,011,923
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2022	13

Statement of Assets and Liabilities  (continued)
February 28, 2022
Class A
Net assets	$91,223,401
Shares outstanding	4,935,082
Net asset value per share	$18.48
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.61
Advisor Class
Net assets	$178,598,653
Shares outstanding	9,179,553
Net asset value per share	$19.46
Class C
Net assets	$1,470,168
Shares outstanding	96,714
Net asset value per share	$15.20
Institutional Class
Net assets	$425,250,229
Shares outstanding	22,503,436
Net asset value per share	$18.90
Institutional 2 Class
Net assets	$223,545,221
Shares outstanding	11,447,512
Net asset value per share	$19.53
Institutional 3 Class
Net assets	$679,291,485
Shares outstanding	34,640,426
Net asset value per share	$19.61
Class R
Net assets	$3,632,766
Shares outstanding	201,749
Net asset value per share	$18.01
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund II | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$17,837,481
Dividends — affiliated issuers	28,275
Interfund lending	320
Foreign taxes withheld	(39,193)
Total income	17,826,883
Expenses:
Management services fees	12,213,435
Distribution and/or service fees
Class A	208,858
Class C	10,166
Class R	19,183
Transfer agent fees
Class A	201,783
Advisor Class	304,357
Class C	2,465
Institutional Class	953,351
Institutional 2 Class	125,836
Institutional 3 Class	41,159
Class R	9,252
Compensation of board members	55,515
Custodian fees	16,798
Printing and postage fees	151,358
Registration fees	113,997
Audit fees	32,250
Legal fees	27,478
Compensation of chief compliance officer	232
Other	27,385
Total expenses	14,514,858
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(588,235)
Fees waived by transfer agent
Institutional 2 Class	(4,888)
Institutional 3 Class	(13,071)
Expense reduction	(40)
Total net expenses	13,908,624
Net investment income	3,918,259
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	180,516,558
Investments — affiliated issuers	(7,019)
Net realized gain	180,509,539
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(17,516,121)
Investments — affiliated issuers	(2,586)
Net change in unrealized appreciation (depreciation)	(17,518,707)
Net realized and unrealized gain	162,990,832
Net increase in net assets resulting from operations	$166,909,091
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$3,918,259	$6,011,880
Net realized gain	180,509,539	59,415,095
Net change in unrealized appreciation (depreciation)	(17,518,707)	411,887,744
Net increase in net assets resulting from operations	166,909,091	477,314,719
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,132,679)	(611,308)
Advisor Class	(15,473,174)	(797,326)
Class C	(172,699)	(1,335)
Institutional Class	(54,172,778)	(2,814,817)
Institutional 2 Class	(27,431,969)	(1,788,519)
Institutional 3 Class	(86,013,104)	(4,907,822)
Class R	(505,702)	(30,100)
Total distributions to shareholders	(194,902,105)	(10,951,227)
Increase (decrease) in net assets from capital stock activity	295,265,372	(180,292,967)
Total increase in net assets	267,272,358	286,070,525
Net assets at beginning of year	1,335,739,565	1,049,669,040
Net assets at end of year	$1,603,011,923	$1,335,739,565
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund II | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,904,995	37,448,934	1,542,111	20,637,627
Fund reorganization	102,798	1,822,064	—	—
Distributions reinvested	515,548	10,020,650	44,644	568,733
Redemptions	(1,280,388)	(25,009,568)	(5,603,739)	(71,864,547)
Net increase (decrease)	1,242,953	24,282,080	(4,016,984)	(50,658,187)
Advisor Class
Subscriptions	3,499,219	71,418,698	4,567,722	63,325,960
Fund reorganization	4,247,560	79,222,767	—	—
Distributions reinvested	669,131	13,759,766	48,602	728,394
Redemptions	(6,142,833)	(124,064,664)	(1,975,419)	(27,842,556)
Net increase	2,273,077	40,336,567	2,640,905	36,211,798
Class C
Subscriptions	70,460	1,155,402	23,372	297,882
Distributions reinvested	10,663	171,009	128	1,281
Redemptions	(20,474)	(333,741)	(16,037)	(176,734)
Net increase	60,649	992,670	7,463	122,429
Institutional Class
Subscriptions	8,709,443	176,726,803	4,414,975	61,003,074
Distributions reinvested	2,485,306	49,323,735	192,427	2,638,133
Redemptions	(6,068,437)	(120,323,290)	(13,945,774)	(197,508,697)
Net increase (decrease)	5,126,312	105,727,248	(9,338,372)	(133,867,490)
Institutional 2 Class
Subscriptions	4,554,026	92,890,951	5,415,563	70,493,668
Distributions reinvested	1,337,272	27,417,036	121,929	1,786,594
Redemptions	(5,903,551)	(123,227,966)	(4,776,859)	(67,521,473)
Net increase (decrease)	(12,253)	(2,919,979)	760,633	4,758,789
Institutional 3 Class
Subscriptions	12,888,406	267,021,479	12,937,492	169,180,965
Fund reorganization	50,335	946,037	—	—
Distributions reinvested	3,709,447	76,346,220	304,761	4,492,929
Redemptions	(10,429,093)	(215,750,681)	(13,863,637)	(209,465,693)
Net increase (decrease)	6,219,095	128,563,055	(621,384)	(35,791,799)
Class R
Subscriptions	43,521	857,511	77,790	1,012,994
Distributions reinvested	26,625	505,702	2,426	30,099
Redemptions	(161,147)	(3,079,482)	(167,432)	(2,111,600)
Net decrease	(91,001)	(1,716,269)	(87,216)	(1,068,507)
Total net increase (decrease)	14,818,832	295,265,372	(10,654,955)	(180,292,967)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$18.85	(0.02)	2.33	2.31	(0.03)	(2.65)	(2.68)
Year Ended 2/28/2021	$12.89	0.03	6.04	6.07	(0.05)	(0.06)	(0.11)
Year Ended 2/29/2020	$15.11	0.06	(1.76)	(1.70)	(0.09)	(0.43)	(0.52)
Year Ended 2/28/2019	$17.11	0.03	(0.10)	(0.07)	(0.01)	(1.92)	(1.93)
Year Ended 2/28/2018	$18.01	0.01	0.75	0.76	(0.01)	(1.65)	(1.66)
Advisor Class
Year Ended 2/28/2022	$19.71	0.03	2.45	2.48	(0.08)	(2.65)	(2.73)
Year Ended 2/28/2021	$13.46	0.06	6.33	6.39	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.75	0.10	(1.83)	(1.73)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.75	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.61	0.05	0.79	0.84	(0.05)	(1.65)	(1.70)
Class C
Year Ended 2/28/2022	$16.01	(0.13)	1.97	1.84	—	(2.65)	(2.65)
Year Ended 2/28/2021	$11.00	(0.06)	5.13	5.07	—	(0.06)	(0.06)
Year Ended 2/29/2020	$12.96	(0.04)	(1.51)	(1.55)	—	(0.41)	(0.41)
Year Ended 2/28/2019	$15.06	(0.11)	(0.07)	(0.18)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$16.13	(0.11)	0.68	0.57	—	(1.64)	(1.64)
Institutional Class
Year Ended 2/28/2022	$19.21	0.04	2.38	2.42	(0.08)	(2.65)	(2.73)
Year Ended 2/28/2021	$13.12	0.07	6.16	6.23	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.37	0.10	(1.79)	(1.69)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.37	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.25	0.05	0.77	0.82	(0.05)	(1.65)	(1.70)
Institutional 2 Class
Year Ended 2/28/2022	$19.77	0.06	2.45	2.51	(0.10)	(2.65)	(2.75)
Year Ended 2/28/2021	$13.48	0.09	6.35	6.44	(0.09)	(0.06)	(0.15)
Year Ended 2/29/2020	$15.78	0.12	(1.84)	(1.72)	(0.15)	(0.43)	(0.58)
Year Ended 2/28/2019	$17.78	0.10	(0.11)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.63	0.08	0.79	0.87	(0.07)	(1.65)	(1.72)
Institutional 3 Class
Year Ended 2/28/2022	$19.84	0.08	2.45	2.53	(0.11)	(2.65)	(2.76)
Year Ended 2/28/2021	$13.53	0.09	6.38	6.47	(0.10)	(0.06)	(0.16)
Year Ended 2/29/2020	$15.84	0.13	(1.85)	(1.72)	(0.16)	(0.43)	(0.59)
Year Ended 2/28/2019	$17.84	0.11	(0.12)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.68	0.09	0.80	0.89	(0.08)	(1.65)	(1.73)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund II | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$18.48	11.94%	1.34%	1.28%(c)	(0.08%)	50%	$91,223
Year Ended 2/28/2021	$18.85	47.45%	1.37%	1.29%(c)	0.27%	55%	$69,591
Year Ended 2/29/2020	$12.89	(11.58%)	1.36%	1.28%(c)	0.40%	27%	$99,356
Year Ended 2/28/2019	$15.11	(0.15%)	1.35%	1.27%(c)	0.17%	38%	$144,155
Year Ended 2/28/2018	$17.11	4.45%	1.33%	1.29%(c)	0.04%	45%	$165,419
Advisor Class
Year Ended 2/28/2022	$19.46	12.26%	1.09%	1.03%(c)	0.15%	50%	$178,599
Year Ended 2/28/2021	$19.71	47.83%	1.12%	1.05%(c)	0.44%	55%	$136,110
Year Ended 2/29/2020	$13.46	(11.34%)	1.11%	1.03%(c)	0.64%	27%	$57,400
Year Ended 2/28/2019	$15.75	0.09%	1.10%	1.02%(c)	0.42%	38%	$85,978
Year Ended 2/28/2018	$17.75	4.73%	1.08%	1.04%(c)	0.30%	45%	$71,415
Class C
Year Ended 2/28/2022	$15.20	11.10%	2.09%	2.03%(c)	(0.81%)	50%	$1,470
Year Ended 2/28/2021	$16.01	46.38%	2.12%	2.05%(c)	(0.55%)	55%	$577
Year Ended 2/29/2020	$11.00	(12.27%)	2.11%	2.03%(c)	(0.33%)	27%	$315
Year Ended 2/28/2019	$12.96	(0.93%)	2.09%	2.02%(c)	(0.71%)	38%	$611
Year Ended 2/28/2018	$15.06	3.72%	2.07%	2.04%(c)	(0.72%)	45%	$7,785
Institutional Class
Year Ended 2/28/2022	$18.90	12.27%	1.09%	1.03%(c)	0.18%	50%	$425,250
Year Ended 2/28/2021	$19.21	47.85%	1.12%	1.04%(c)	0.51%	55%	$333,786
Year Ended 2/29/2020	$13.12	(11.36%)	1.11%	1.03%(c)	0.66%	27%	$350,469
Year Ended 2/28/2019	$15.37	0.09%	1.10%	1.02%(c)	0.42%	38%	$545,568
Year Ended 2/28/2018	$17.37	4.71%	1.07%	1.04%(c)	0.28%	45%	$727,418
Institutional 2 Class
Year Ended 2/28/2022	$19.53	12.41%	0.91%	0.88%	0.30%	50%	$223,545
Year Ended 2/28/2021	$19.77	48.19%	0.94%	0.90%	0.62%	55%	$226,504
Year Ended 2/29/2020	$13.48	(11.26%)	0.92%	0.89%	0.79%	27%	$144,260
Year Ended 2/28/2019	$15.78	0.22%	0.91%	0.88%	0.60%	38%	$118,654
Year Ended 2/28/2018	$17.78	4.90%	0.90%	0.89%	0.44%	45%	$78,479
Institutional 3 Class
Year Ended 2/28/2022	$19.61	12.46%	0.86%	0.83%	0.37%	50%	$679,291
Year Ended 2/28/2021	$19.84	48.20%	0.89%	0.85%	0.67%	55%	$563,772
Year Ended 2/29/2020	$13.53	(11.23%)	0.87%	0.84%	0.84%	27%	$393,074
Year Ended 2/28/2019	$15.84	0.27%	0.85%	0.83%	0.62%	38%	$487,282
Year Ended 2/28/2018	$17.84	4.98%	0.86%	0.84%	0.52%	45%	$478,580
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2022	$18.44	(0.07)	2.29	2.22	—	(2.65)	(2.65)
Year Ended 2/28/2021	$12.62	(0.00)(d)	5.91	5.91	(0.03)	(0.06)	(0.09)
Year Ended 2/29/2020	$14.80	0.02	(1.71)	(1.69)	(0.06)	(0.43)	(0.49)
Year Ended 2/28/2019	$16.84	(0.01)	(0.11)	(0.12)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$17.77	(0.04)	0.75	0.71	—	(1.64)	(1.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund II | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2022	$18.01	11.73%	1.59%	1.53%(c)	(0.34%)	50%	$3,633
Year Ended 2/28/2021	$18.44	47.11%	1.62%	1.55%(c)	(0.00%)(d)	55%	$5,399
Year Ended 2/29/2020	$12.62	(11.79%)	1.61%	1.53%(c)	0.15%	27%	$4,796
Year Ended 2/28/2019	$14.80	(0.46%)	1.60%	1.52%(c)	(0.08%)	38%	$6,104
Year Ended 2/28/2018	$16.84	4.19%	1.58%	1.54%(c)	(0.21%)	45%	$8,302
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2022	21

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Small Cap Value Fund II | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Small Cap Value Fund II | Annual Report 2022	23

Notes to Financial Statements  (continued)
February 28, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2022 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
24	Columbia Small Cap Value Fund II | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to July 1, 2021, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.24
Advisor Class	0.24
Class C	0.24
Institutional Class	0.24
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.24
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Small Cap Value Fund II | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	134,663
Class C	—	1.00(b)	65

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2021 through June 30, 2024	Prior to July 1, 2021
Class A	1.27%	1.29%
Advisor Class	1.02	1.04
Class C	2.02	2.04
Institutional Class	1.02	1.04
Institutional 2 Class	0.88	0.89
Institutional 3 Class	0.83	0.84
Class R	1.52	1.54
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to July 1, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Small Cap Value Fund II | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, late-year ordinary losses, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,018,774	(19,331,881)	17,313,107
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
53,913,346	140,988,759	194,902,105	6,300,189	4,651,038	10,951,227
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	39,516,263	—	514,836,535
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,103,837,526	547,198,914	(32,362,379)	514,836,535
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
373,541	10,440,056
Columbia Small Cap Value Fund II | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $738,233,637 and $725,910,838, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $29,565,312 and $0, respectively, for the year ended February 28, 2022.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,700,000	0.64	11
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing
28	Columbia Small Cap Value Fund II | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Small-Cap Value Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,435,987,849 and the combined net assets immediately after the reorganization were $1,517,978,717.
The reorganization was accomplished by a tax-free exchange of 6,695,724 shares of the Acquired Fund valued at $81,990,868 (including $4,638,318 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	102,798
Advisor Class	4,247,560
Institutional 3 Class	50,335
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	4,488,000
Net realized gain	206,826,000
Net change in unrealized appreciation/(depreciation)	(31,844,000)
Net increase in net assets from operations	179,470,000
Note 10. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such
Columbia Small Cap Value Fund II | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At February 28, 2022, two unaffiliated shareholders of record owned 34.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of
30	Columbia Small Cap Value Fund II | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Small Cap Value Fund II | Annual Report 2022	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Value Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund II (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Small Cap Value Fund II | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
43.75%	42.71%	4.15%	$170,531,519
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Small Cap Value Fund II | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
34	Columbia Small Cap Value Fund II | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
Columbia Small Cap Value Fund II | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
36	Columbia Small Cap Value Fund II | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Small Cap Value Fund II | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia Small Cap Value Fund II | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Small Cap Value Fund II | Annual Report 2022	39

Columbia Small Cap Value Fund II
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN230_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Overseas Value Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Overseas Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Value Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	02/28/13	4.65	6.63	6.07
	Including sales charges		-1.37	5.37	5.45
Advisor Class*		07/01/15	4.93	6.90	6.36
Class C*	Excluding sales charges	02/28/13	3.88	5.84	5.27
	Including sales charges		2.88	5.84	5.27
Institutional Class		03/31/08	4.91	6.89	6.36
Institutional 2 Class*		07/01/15	5.02	7.02	6.44
Institutional 3 Class*		07/01/15	5.07	7.05	6.48
Class R*		03/01/16	4.40	6.36	5.84
MSCI EAFE Value Index (Net)			6.33	4.62	4.68
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Overseas Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	9.6
Consumer Discretionary	5.6
Consumer Staples	10.5
Energy	11.9
Financials	23.5
Health Care	9.7
Industrials	11.7
Information Technology	4.6
Materials	8.5
Real Estate	1.1
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2022)
Australia	0.1
Austria	0.4
Brazil	0.5
Canada	7.6
China	0.5
Finland	1.8
France	12.5
Germany	6.5
Greece	0.6
Hong Kong	1.6
Ireland	1.5
Country breakdown (%) (at February 28, 2022)
Israel	0.9
Japan	18.6
Netherlands	6.1
Norway	1.2
Pakistan	0.1
Russian Federation	0.1
Singapore	2.2
South Africa	0.7
South Korea	1.4
Spain	3.4
Sweden	0.8
Switzerland	2.0
Taiwan	1.5
United Kingdom	19.9
United States(a)	7.5
Total	100.0

(a)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Overseas Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Overseas Value Fund returned 4.65% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 6.33% for the same time period.
Market overview
International equity markets delivered positive results during the 12-month period, with the broad developed-market MSCI EAFE Index (Net) finishing up more than 2% in U.S. dollar terms.  Most of the upside came during the first half of the period, as the gradual, though globally uneven, re-opening of the world economy continued to boost sentiment, activity and stock prices.  Positive momentum – which also was driven to some degree by highly speculative behavior among retail investors – stalled somewhat midway through the period, triggered largely by more hawkish policy expectations from the U.S. Federal Reserve in June that weighed on cyclical parts of the market.  Concerns over the emergence of the Delta and Omicron COVID-19 variants added to market choppiness, as did worries over strained U.S.-China trade relations.  Problems in China’s property sector added to global equity market consternation, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt.  Additional headwinds included inflation, which reached almost 7% in the U.S. and caused a further hawkish turn as the Federal Reserve announced a plan to taper the pace of quantitative easing and signaled three interest rate hikes in 2022.  Central banks in other parts of the world tightened monetary policy as well, particularly in emerging markets. Of significance, tensions between Russia and Ukraine near the end of the period roiled global markets and drove significant sell-offs.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its benchmark during the period was caused primarily by adverse stock selection, particularly within the United Kingdom, as well as the health care, information technology and consumer discretionary sectors.
•	Individual holdings that lagged in absolute and relative terms included TP Icap Group PLC (U.K.), Atos (France), Stillfront Group AB (Sweden), Covestro AG (Germany) and Ship Healthcare Holdings, Inc. (Japan).
•	From a geographical perspective, the Fund’s out-of-benchmark allocations to Korea and Russia hurt relative performance, as did stock selection within the United Kingdom and France.
The Fund’s notable contributors during the period
•	Relative to its benchmark, the Fund’s overweight positions in Canada, Taiwan and the energy sector helped results.
•	Individual top performers included Fubon Financial Holding Co., Ltd. (Taiwan), Teck Resources Ltd. (Canada), Alimentation Couche-Tard, Inc. (Canada), Bank Hapoalim BM (Israel) and Cameco Corp. (Canada). The Fund’s position in Bank Hapoalim BM was sold.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Overseas Value Fund | Annual Report 2022	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	966.80	1,019.09	5.61	5.76	1.15
Advisor Class	1,000.00	1,000.00	967.90	1,020.33	4.39	4.51	0.90
Class C	1,000.00	1,000.00	962.90	1,015.37	9.25	9.49	1.90
Institutional Class	1,000.00	1,000.00	968.10	1,020.33	4.39	4.51	0.90
Institutional 2 Class	1,000.00	1,000.00	968.60	1,020.73	4.00	4.11	0.82
Institutional 3 Class	1,000.00	1,000.00	969.00	1,020.98	3.76	3.86	0.77
Class R	1,000.00	1,000.00	965.60	1,017.85	6.82	7.00	1.40
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Overseas Value Fund | Annual Report 2022

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Australia 0.1%
Ansell Ltd.	152,711	2,861,464
Austria 0.4%
Andritz AG	255,413	11,449,961
Brazil 0.5%
Azul SA, ADR(a)	983,877	14,374,443
Canada 7.6%
Alimentation Couche-Tard, Inc.	1,460,305	57,317,691
Cameco Corp.(b)	1,445,023	35,518,665
Teck Resources Ltd., Class B(b)	956,253	34,377,296
Teekay Tankers Ltd., Class A(a)	1,171,856	16,745,822
West Fraser Timber Co., Ltd.	295,719	29,518,239
Yamana Gold, Inc.	7,040,933	34,500,572
Total		207,978,285
China 0.5%
Guangdong Investment Ltd.	10,360,000	13,941,403
Finland 1.8%
UPM-Kymmene OYJ	1,445,024	49,930,239
France 12.5%
AtoS	548,832	19,499,133
AXA SA	2,606,643	70,529,583
BNP Paribas SA	1,213,603	70,418,808
DBV Technologies SA, ADR(a)	335,217	449,191
Eiffage SA	335,314	34,156,432
Sanofi	577,105	60,326,283
TotalEnergies SE	1,700,367	86,625,638
Total		342,005,068
Germany 6.5%
Aroundtown SA	2,113,555	13,032,484
Bayer AG, Registered Shares	296,250	17,112,286
Covestro AG	634,339	33,547,484
Daimler Truck Holding AG(a)	199,431	6,077,774
Duerr AG	744,178	26,800,759
E.ON SE	3,179,620	43,247,763
KION Group AG	307,908	24,683,839
Common Stocks (continued)
Issuer	Shares	Value ($)
Mercedes-Benz Group AG, Registered Shares	171,938	13,431,720
Total		177,934,109
Greece 0.6%
Piraeus Financial Holdings SA(a)	10,680,950	16,915,990
Hong Kong 1.6%
WH Group Ltd.	60,810,830	42,468,831
Ireland 1.5%
Amarin Corp. PLC, ADR(a)	311,700	1,031,727
Bank of Ireland Group PLC(a)	2,923,836	19,400,394
Flutter Entertainment PLC(a)	139,938	20,152,212
Total		40,584,333
Israel 0.9%
Bezeq Israeli Telecommunication Corp., Ltd.(a)	15,012,482	24,646,930
Japan 18.6%
Dai-ichi Life Holdings, Inc.	1,344,300	27,918,614
Daiwabo Holdings Co., Ltd.	2,115,900	32,752,806
Invincible Investment Corp.	24,212	8,303,002
ITOCHU Corp.	1,992,300	64,926,280
Kinden Corp.	1,252,300	17,760,896
Koito Manufacturing Co., Ltd.	467,000	24,154,590
MatsukiyoCocokara & Co.	1,194,800	46,062,159
Nippon Telegraph & Telephone Corp.	1,151,300	33,089,388
ORIX Corp.	3,138,300	62,210,942
Ship Healthcare Holdings, Inc.	1,255,800	24,997,345
Simplex Holdings, Inc.(a)	233,700	3,355,107
SoftBank Group Corp.	317,900	14,266,089
Sony Group Corp.	160,600	16,408,856
Starts Corp., Inc.	308,400	6,969,852
Sumitomo Mitsui Financial Group, Inc.	1,187,000	42,093,726
Takeda Pharmaceutical Co., Ltd.	910,800	27,770,574
Takuma Co., Ltd.	824,845	10,482,770
Toyota Motor Corp.	2,401,000	43,929,158
Total		507,452,154
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2022	7

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 6.1%
ABN AMRO Bank NV	1,549,421	20,618,492
ASR Nederland NV	1,299,515	56,166,322
ING Groep NV	4,980,931	58,169,822
Signify NV	600,239	30,704,504
Total		165,659,140
Norway 1.2%
Leroy Seafood Group ASA	3,872,354	33,807,128
Pakistan 0.1%
DG Khan Cement Co., Ltd.	6,779,443	2,742,740
Russian Federation 0.1%
Lukoil PJSC, ADR	106,132	1,990,705
Singapore 2.2%
BW LPG Ltd.	2,349,305	14,000,004
Venture Corp., Ltd.	3,544,400	46,234,574
Total		60,234,578
South Africa 0.7%
Sibanye Stillwater Ltd., ADR(b)	980,691	18,750,812
South Korea 1.4%
GS Retail Co., Ltd.	717,418	15,953,549
Hyundai Home Shopping Network Corp.	128,465	6,246,438
Youngone Corp.	479,524	17,053,751
Total		39,253,738
Spain 3.3%
ACS Actividades de Construccion y Servicios SA	632,928	15,380,526
Banco Santander SA	12,518,680	41,687,434
Endesa SA	1,372,174	30,162,345
Tecnicas Reunidas SA(a)	507,767	4,150,812
Total		91,381,117
Sweden 0.7%
Granges AB	504,288	5,390,713
Stillfront Group AB(a)	4,215,258	13,716,748
Total		19,107,461
Switzerland 2.0%
Novartis AG, Registered Shares	633,942	55,718,089
Taiwan 1.5%
Fubon Financial Holding Co., Ltd.	14,770,300	39,880,771
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 19.8%
AstraZeneca PLC, ADR	398,791	24,278,396
Barclays Bank PLC	9,322,202	22,779,369
BP PLC	6,832,504	33,302,419
British American Tobacco PLC	1,899,044	83,229,235
BT Group PLC	9,869,862	24,626,241
Crest Nicholson Holdings PLC	1,621,136	6,653,564
DCC PLC	554,988	43,551,835
John Wood Group PLC(a)	2,205,414	5,349,357
Just Group PLC(a)	26,022,357	29,216,138
Liberty Global PLC, Class C(a)	1,678,211	43,415,319
Micro Focus International PLC	1,553,102	8,072,147
Royal Mail PLC	1,956,653	10,283,299
Shell PLC	3,191,518	84,162,876
TP Icap Group PLC	14,668,570	23,593,786
Vodafone Group PLC	40,972,603	72,125,675
WPP PLC	1,975,430	27,784,202
Total		542,423,858
United States 4.9%
Aerie Pharmaceuticals, Inc.(a)	259,720	2,155,676
Burford Capital Ltd.	2,282,597	22,278,147
Diversified Energy Co. PLC	22,799,795	36,091,391
Insmed, Inc.(a)	202,524	4,840,324
Jazz Pharmaceuticals PLC(a)	246,080	33,816,314
Livent Corp.(a)	763,655	17,984,075
Quotient Ltd.(a)	910,623	1,274,872
Sage Therapeutics, Inc.(a)	61,654	2,242,356
TE Connectivity Ltd.	82,366	11,731,389
Total		132,414,544
Total Common Stocks (Cost $2,622,592,111)		2,655,907,891

Exchange-Traded Equity Funds 2.2%
	Shares	Value ($)
United States 2.2%
iShares MSCI EAFE Value ETF	1,201,586	60,019,221
Total Exchange-Traded Equity Funds (Cost $62,439,403)		60,019,221

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Overseas Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Rights 0.1%
Issuer	Shares	Value ($)
Sweden 0.1%
Stillfront Group AB(a)	4,215,258	1,845,443
Total Rights (Cost $—)		1,845,443

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(c),(d)	11,104,200	11,100,869
Total Money Market Funds (Cost $11,100,287)		11,100,869
Total Investments in Securities (Cost $2,696,131,801)		2,728,873,424
Other Assets & Liabilities, Net		5,874,104
Net Assets		$2,734,747,528
At February 28, 2022, securities and/or cash totaling $53,695,817 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
167,794,000 CAD	132,403,791 USD	Goldman Sachs International	04/07/2022	2,090	—
10,602,000 GBP	14,339,951 USD	Goldman Sachs International	04/07/2022	113,297	—
92,391,000 ILS	28,700,793 USD	Goldman Sachs International	04/07/2022	—	(102,809)
40,994,616,000 KRW	34,206,165 USD	Goldman Sachs International	04/07/2022	131,768	—
1,116,102,000 TWD	40,125,903 USD	Goldman Sachs International	04/07/2022	251,572	—
137,438,083 USD	191,921,000 AUD	Goldman Sachs International	04/07/2022	2,038,201	—
45,573,306 USD	42,164,000 CHF	Goldman Sachs International	04/07/2022	481,806	—
14,030,110 USD	45,292,000 ILS	Goldman Sachs International	04/07/2022	90,018	—
8,447,315 USD	971,013,000 JPY	Goldman Sachs International	04/07/2022	6,206	—
39,590,347 USD	365,765,000 SEK	Goldman Sachs International	04/07/2022	—	(935,122)
Total				3,114,958	(1,037,931)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Cameco Corp.	Morgan Stanley	USD	(17,759,050)	(7,225)	28.00	3/18/2022	(161,773)	(299,837)
Sibanye Stillwater Ltd.	Morgan Stanley	USD	(18,749,072)	(9,806)	20.00	3/18/2022	(53,647)	(661,905)
Teck Resources Ltd.	Morgan Stanley	USD	(17,187,695)	(4,781)	43.00	3/18/2022	(88,500)	(102,792)
Total							(303,920)	(1,064,534)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2022.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	12,842,919	777,552,364	(779,294,996)	582	11,100,869	(3,215)	13,529	11,104,200
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	2,861,464	—	2,861,464
Austria	—	11,449,961	—	11,449,961
Brazil	14,374,443	—	—	14,374,443
Canada	207,978,285	—	—	207,978,285
China	—	13,941,403	—	13,941,403
Finland	—	49,930,239	—	49,930,239
France	449,191	341,555,877	—	342,005,068
Germany	—	177,934,109	—	177,934,109
Greece	—	16,915,990	—	16,915,990
Hong Kong	—	42,468,831	—	42,468,831
Ireland	1,031,727	39,552,606	—	40,584,333
Israel	—	24,646,930	—	24,646,930
Japan	—	507,452,154	—	507,452,154
Netherlands	—	165,659,140	—	165,659,140
Norway	—	33,807,128	—	33,807,128
Pakistan	—	2,742,740	—	2,742,740
Russian Federation	—	1,990,705	—	1,990,705
Singapore	—	60,234,578	—	60,234,578
South Africa	18,750,812	—	—	18,750,812
South Korea	—	39,253,738	—	39,253,738
Spain	—	91,381,117	—	91,381,117
Sweden	—	19,107,461	—	19,107,461
Switzerland	—	55,718,089	—	55,718,089
Taiwan	—	39,880,771	—	39,880,771
United Kingdom	67,693,715	474,730,143	—	542,423,858
United States	96,323,153	36,091,391	—	132,414,544
Total Common Stocks	406,601,326	2,249,306,565	—	2,655,907,891
Exchange-Traded Equity Funds	60,019,221	—	—	60,019,221
Rights
Sweden	—	1,845,443	—	1,845,443
Total Rights	—	1,845,443	—	1,845,443
Money Market Funds	11,100,869	—	—	11,100,869
Total Investments in Securities	477,721,416	2,251,152,008	—	2,728,873,424
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	3,114,958	—	3,114,958
Liability
Forward Foreign Currency Exchange Contracts	—	(1,037,931)	—	(1,037,931)
Options Contracts Written	(1,064,534)	—	—	(1,064,534)
Total	476,656,882	2,253,229,035	—	2,729,885,917
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Value Fund | Annual Report 2022

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,685,031,514)	$2,717,772,555
Affiliated issuers (cost $11,100,287)	11,100,869
Cash	1,417
Unrealized appreciation on forward foreign currency exchange contracts	3,114,958
Receivable for:
Investments sold	4,034,361
Capital shares sold	4,151,562
Dividends	2,548,326
Foreign tax reclaims	4,083,583
Expense reimbursement due from Investment Manager	13,641
Prepaid expenses	16,703
Total assets	2,746,837,975
Liabilities
Option contracts written, at value (premiums received $303,920)	1,064,534
Unrealized depreciation on forward foreign currency exchange contracts	1,037,931
Payable for:
Investments purchased	6,332,370
Capital shares purchased	2,822,830
Management services fees	177,207
Distribution and/or service fees	9,375
Transfer agent fees	183,242
Compensation of board members	259,829
Compensation of chief compliance officer	420
Other expenses	202,709
Total liabilities	12,090,447
Net assets applicable to outstanding capital stock	$2,734,747,528
Represented by
Paid in capital	2,982,766,228
Total distributable earnings (loss)	(248,018,700)
Total - representing net assets applicable to outstanding capital stock	$2,734,747,528
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2022	13

Statement of Assets and Liabilities  (continued)
February 28, 2022
Class A
Net assets	$338,513,347
Shares outstanding	33,489,605
Net asset value per share	$10.11
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.73
Advisor Class
Net assets	$404,890,833
Shares outstanding	40,156,734
Net asset value per share	$10.08
Class C
Net assets	$19,242,862
Shares outstanding	1,917,905
Net asset value per share	$10.03
Institutional Class
Net assets	$518,966,092
Shares outstanding	51,240,646
Net asset value per share	$10.13
Institutional 2 Class
Net assets	$716,539,371
Shares outstanding	71,180,163
Net asset value per share	$10.07
Institutional 3 Class
Net assets	$721,028,423
Shares outstanding	71,530,791
Net asset value per share	$10.08
Class R
Net assets	$15,566,600
Shares outstanding	1,581,243
Net asset value per share	$9.84
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Value Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$95,595,757
Dividends — affiliated issuers	13,529
Foreign taxes withheld	(9,263,983)
Total income	86,345,303
Expenses:
Management services fees	20,379,104
Distribution and/or service fees
Class A	857,120
Class C	209,200
Class R	70,322
Transfer agent fees
Class A	486,976
Advisor Class	489,007
Class C	29,766
Institutional Class	708,180
Institutional 2 Class	398,006
Institutional 3 Class	45,590
Class R	19,925
Compensation of board members	79,877
Custodian fees	377,026
Printing and postage fees	264,572
Registration fees	147,165
Audit fees	93,243
Legal fees	37,481
Interest on collateral	271
Compensation of chief compliance officer	406
Other	152,268
Total expenses	24,845,505
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,611,875)
Expense reduction	(280)
Total net expenses	23,233,350
Net investment income	63,111,953
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	80,489,676
Investments — affiliated issuers	(3,215)
Foreign currency translations	(451,162)
Forward foreign currency exchange contracts	(8,509,988)
Options purchased	(2,630,105)
Options contracts written	1,933,761
Net realized gain	70,828,967
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(45,486,909)
Investments — affiliated issuers	582
Foreign currency translations	(232,969)
Forward foreign currency exchange contracts	1,523,925
Options contracts written	(872,158)
Net change in unrealized appreciation (depreciation)	(45,067,529)
Net realized and unrealized gain	25,761,438
Net increase in net assets resulting from operations	$88,873,391
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$63,111,953	$29,247,431
Net realized gain (loss)	70,828,967	(38,581,286)
Net change in unrealized appreciation (depreciation)	(45,067,529)	273,234,581
Net increase in net assets resulting from operations	88,873,391	263,900,726
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,067,794)	(4,679,448)
Advisor Class	(11,757,755)	(4,113,864)
Class C	(504,315)	(221,278)
Institutional Class	(17,975,864)	(6,665,431)
Institutional 2 Class	(26,006,694)	(8,976,802)
Institutional 3 Class	(27,502,053)	(4,989,626)
Class R	(484,871)	(105,374)
Total distributions to shareholders	(95,299,346)	(29,751,823)
Increase in net assets from capital stock activity	740,751,097	14,195,808
Total increase in net assets	734,325,142	248,344,711
Net assets at beginning of year	2,000,422,386	1,752,077,675
Net assets at end of year	$2,734,747,528	$2,000,422,386
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Value Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,233,691	66,476,786	5,649,789	46,683,648
Fund reorganization	4,285	44,736	—	—
Distributions reinvested	1,059,055	10,705,814	500,549	4,511,486
Redemptions	(5,913,875)	(62,548,415)	(10,174,739)	(84,461,850)
Net increase (decrease)	1,383,156	14,678,921	(4,024,401)	(33,266,716)
Advisor Class
Subscriptions	17,797,576	190,309,034	19,057,164	156,298,198
Fund reorganization	4,039,099	42,049,576	—	—
Distributions reinvested	1,162,793	11,726,703	451,710	4,100,981
Redemptions	(11,769,913)	(123,972,382)	(15,215,267)	(122,206,468)
Net increase	11,229,555	120,112,931	4,293,607	38,192,711
Class C
Subscriptions	188,106	1,978,112	430,551	3,615,079
Distributions reinvested	50,165	503,448	25,186	215,435
Redemptions	(583,560)	(6,147,866)	(1,557,708)	(12,960,986)
Net decrease	(345,289)	(3,666,306)	(1,101,971)	(9,130,472)
Institutional Class
Subscriptions	21,464,914	228,595,718	19,275,980	159,111,887
Distributions reinvested	1,714,711	17,352,111	700,908	6,375,932
Redemptions	(12,203,529)	(128,865,133)	(31,446,557)	(243,935,033)
Net increase (decrease)	10,976,096	117,082,696	(11,469,669)	(78,447,214)
Institutional 2 Class
Subscriptions	44,433,415	467,540,027	19,386,268	162,369,386
Distributions reinvested	2,583,941	25,998,838	984,166	8,975,679
Redemptions	(30,847,596)	(326,703,923)	(23,270,768)	(178,520,751)
Net increase (decrease)	16,169,760	166,834,942	(2,900,334)	(7,175,686)
Institutional 3 Class
Subscriptions	49,017,595	518,942,169	32,159,038	286,411,490
Distributions reinvested	1,924,294	19,356,884	549,666	4,980,697
Redemptions	(20,635,911)	(219,964,259)	(22,044,289)	(187,438,300)
Net increase	30,305,978	318,334,794	10,664,415	103,953,887
Class R
Subscriptions	1,098,288	11,569,685	427,100	3,325,459
Distributions reinvested	49,177	483,756	11,815	103,286
Redemptions	(452,156)	(4,680,322)	(417,258)	(3,359,447)
Net increase	695,309	7,373,119	21,657	69,298
Total net increase (decrease)	70,414,565	740,751,097	(4,516,696)	14,195,808
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$9.99	0.23	0.23	0.46	(0.27)	(0.07)	(0.34)
Year Ended 2/28/2021	$8.55	0.14	1.44	1.58	(0.10)	(0.04)	(0.14)
Year Ended 2/29/2020	$9.24	0.22	(0.56)	(0.34)	(0.33)	(0.02)	(0.35)
Year Ended 2/28/2019	$10.37	0.27	(1.10)	(0.83)	(0.13)	(0.17)	(0.30)
Year Ended 2/28/2018	$8.52	0.14	2.04	2.18	(0.15)	(0.18)	(0.33)
Advisor Class
Year Ended 2/28/2022	$9.96	0.25	0.24	0.49	(0.30)	(0.07)	(0.37)
Year Ended 2/28/2021	$8.53	0.16	1.43	1.59	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.21	0.22	(0.52)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.35	0.28	(1.10)	(0.82)	(0.15)	(0.17)	(0.32)
Year Ended 2/28/2018	$8.49	0.15	2.06	2.21	(0.17)	(0.18)	(0.35)
Class C
Year Ended 2/28/2022	$9.91	0.16	0.22	0.38	(0.19)	(0.07)	(0.26)
Year Ended 2/28/2021	$8.50	0.08	1.41	1.49	(0.04)	(0.04)	(0.08)
Year Ended 2/29/2020	$9.20	0.16	(0.57)	(0.41)	(0.27)	(0.02)	(0.29)
Year Ended 2/28/2019	$10.31	0.20	(1.09)	(0.89)	(0.05)	(0.17)	(0.22)
Year Ended 2/28/2018	$8.48	0.06	2.04	2.10	(0.09)	(0.18)	(0.27)
Institutional Class
Year Ended 2/28/2022	$10.01	0.26	0.23	0.49	(0.30)	(0.07)	(0.37)
Year Ended 2/28/2021	$8.57	0.16	1.44	1.60	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.25	0.24	(0.54)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.38	0.29	(1.10)	(0.81)	(0.15)	(0.17)	(0.32)
Year Ended 2/28/2018	$8.53	0.15	2.05	2.20	(0.17)	(0.18)	(0.35)
Institutional 2 Class
Year Ended 2/28/2022	$9.95	0.27	0.23	0.50	(0.31)	(0.07)	(0.38)
Year Ended 2/28/2021	$8.52	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.20	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.33	0.30	(1.10)	(0.80)	(0.16)	(0.17)	(0.33)
Year Ended 2/28/2018	$8.48	0.18	2.03	2.21	(0.18)	(0.18)	(0.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$10.11	4.65%	1.21%(c)	1.15%(c),(d)	2.20%	43%	$338,513
Year Ended 2/28/2021	$9.99	18.68%	1.28%(c),(e)	1.18%(c),(d),(e)	1.65%	54%	$320,615
Year Ended 2/29/2020	$8.55	(4.10%)	1.24%(c)	1.22%(c),(d)	2.35%	35%	$309,065
Year Ended 2/28/2019	$9.24	(7.96%)	1.29%(c),(e)	1.25%(c),(d),(e)	2.80%	58%	$341,198
Year Ended 2/28/2018	$10.37	25.72%	1.36%(f)	1.36%(d),(f)	1.41%	47%	$363,817
Advisor Class
Year Ended 2/28/2022	$10.08	4.93%	0.96%(c)	0.90%(c),(d)	2.37%	43%	$404,891
Year Ended 2/28/2021	$9.96	18.86%	1.03%(c),(e)	0.93%(c),(d),(e)	1.85%	54%	$288,182
Year Ended 2/29/2020	$8.53	(3.78%)	0.99%(c)	0.97%(c),(d)	2.41%	35%	$210,152
Year Ended 2/28/2019	$9.21	(7.80%)	1.04%(c),(e)	0.99%(c),(d),(e)	2.96%	58%	$161,150
Year Ended 2/28/2018	$10.35	26.18%	1.11%(f)	1.10%(d),(f)	1.47%	47%	$78,634
Class C
Year Ended 2/28/2022	$10.03	3.88%	1.96%(c)	1.90%(c),(d)	1.50%	43%	$19,243
Year Ended 2/28/2021	$9.91	17.66%	2.03%(c),(e)	1.93%(c),(d),(e)	0.98%	54%	$22,436
Year Ended 2/29/2020	$8.50	(4.81%)	1.99%(c)	1.97%(c),(d)	1.73%	35%	$28,608
Year Ended 2/28/2019	$9.20	(8.60%)	2.04%(c),(e)	2.00%(c),(d),(e)	2.09%	58%	$42,165
Year Ended 2/28/2018	$10.31	24.87%	2.11%(f)	2.10%(d),(f)	0.61%	47%	$44,594
Institutional Class
Year Ended 2/28/2022	$10.13	4.91%	0.96%(c)	0.90%(c),(d)	2.40%	43%	$518,966
Year Ended 2/28/2021	$10.01	18.89%	1.03%(c),(e)	0.93%(c),(d),(e)	1.93%	54%	$402,868
Year Ended 2/29/2020	$8.57	(3.76%)	0.99%(c)	0.97%(c),(d)	2.54%	35%	$443,217
Year Ended 2/28/2019	$9.25	(7.69%)	1.04%(c),(e)	1.00%(c),(d),(e)	3.05%	58%	$432,061
Year Ended 2/28/2018	$10.38	25.94%	1.11%(f)	1.10%(d),(f)	1.46%	47%	$309,845
Institutional 2 Class
Year Ended 2/28/2022	$10.07	5.02%	0.88%(c)	0.82%(c)	2.52%	43%	$716,539
Year Ended 2/28/2021	$9.95	18.99%	0.93%(c),(e)	0.84%(c),(e)	1.92%	54%	$547,159
Year Ended 2/29/2020	$8.52	(3.68%)	0.90%(c)	0.86%(c)	2.70%	35%	$493,226
Year Ended 2/28/2019	$9.20	(7.61%)	0.96%(c),(e)	0.88%(c),(e)	3.39%	58%	$533,584
Year Ended 2/28/2018	$10.33	26.23%	0.99%(f)	0.98%(f)	1.82%	47%	$68,822
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2022	$9.96	0.26	0.24	0.50	(0.31)	(0.07)	(0.38)
Year Ended 2/28/2021	$8.53	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.21	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.35	0.30	(1.10)	(0.80)	(0.17)	(0.17)	(0.34)
Year Ended 2/28/2018	$8.49	0.21	2.02	2.23	(0.19)	(0.18)	(0.37)
Class R
Year Ended 2/28/2022	$9.73	0.19	0.24	0.43	(0.25)	(0.07)	(0.32)
Year Ended 2/28/2021	$8.34	0.11	1.40	1.51	(0.08)	(0.04)	(0.12)
Year Ended 2/29/2020	$9.02	0.18	(0.53)	(0.35)	(0.31)	(0.02)	(0.33)
Year Ended 2/28/2019	$10.13	0.23	(1.07)	(0.84)	(0.10)	(0.17)	(0.27)
Year Ended 2/28/2018	$8.33	0.08	2.03	2.11	(0.13)	(0.18)	(0.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2022	$10.08	5.07%	0.83%(c)	0.77%(c)	2.46%	43%	$721,028
Year Ended 2/28/2021	$9.96	19.00%	0.88%(c),(e)	0.79%(c),(e)	1.93%	54%	$410,541
Year Ended 2/29/2020	$8.53	(3.65%)	0.85%(c)	0.83%(c)	2.67%	35%	$260,599
Year Ended 2/28/2019	$9.21	(7.64%)	0.89%(c),(e)	0.85%(c),(e)	3.11%	58%	$248,248
Year Ended 2/28/2018	$10.35	26.37%	0.94%(f)	0.93%(f)	2.08%	47%	$340,651
Class R
Year Ended 2/28/2022	$9.84	4.40%	1.47%(c)	1.40%(c),(d)	1.84%	43%	$15,567
Year Ended 2/28/2021	$9.73	18.29%	1.53%(c),(e)	1.43%(c),(d),(e)	1.36%	54%	$8,621
Year Ended 2/29/2020	$8.34	(4.30%)	1.49%(c)	1.47%(c),(d)	2.00%	35%	$7,209
Year Ended 2/28/2019	$9.02	(8.20%)	1.55%(c),(e)	1.49%(c),(d),(e)	2.47%	58%	$5,864
Year Ended 2/28/2018	$10.13	25.46%	1.61%(f)	1.59%(d),(f)	0.80%	47%	$3,099
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2022	21

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Overseas Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Columbia Overseas Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
February 28, 2022
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
24	Columbia Overseas Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Overseas Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	3,114,958

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	1,064,534
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,037,931
Total		2,102,465
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	1,933,761	(2,630,105)	(696,344)
Foreign exchange risk	(8,509,988)	—	—	(8,509,988)
Total	(8,509,988)	1,933,761	(2,630,105)	(9,206,332)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Total ($)
Equity risk	—	(872,158)	(872,158)
Foreign exchange risk	1,523,925	—	1,523,925
Total	1,523,925	(872,158)	651,767
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2022:
Derivative instrument	Average value ($)
Options contracts — purchased	209,534*
Options contracts — written	(286,667)**

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	2,057,148	(2,438,290)

*	Based on the ending daily outstanding amounts for the year ended February 28, 2022.
**	Based on the ending quarterly outstanding amounts for the year ended February 28, 2022.
26	Columbia Overseas Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2022:
	Goldman Sachs International ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	3,114,958	-	3,114,958
Liabilities
Forward foreign currency exchange contracts	1,037,931	-	1,037,931
Options contracts written	-	1,064,534	1,064,534
Total liabilities	1,037,931	1,064,534	2,102,465
Total financial and derivative net assets	2,077,027	(1,064,534)	1,012,493
Total collateral received (pledged) (a)	460,000	(1,064,534)	(604,534)
Net amount (b)	1,617,027	-	1,617,027

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Overseas Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2022 was 0.78% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
28	Columbia Overseas Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $280.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Overseas Value Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	179,114
Class C	—	1.00(b)	809

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2024
Class A	1.16%
Advisor Class	0.91
Class C	1.91
Institutional Class	0.91
Institutional 2 Class	0.82
Institutional 3 Class	0.77
Class R	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
30	Columbia Overseas Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, late-year ordinary losses, capital loss carryforward, former passive foreign investment company (PFIC) holdings, foreign capital gains tax, foreign currency transactions and PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(7,642,574)	7,454,369	188,205
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
77,253,206	18,046,140	95,299,346	21,683,330	8,068,493	29,751,823
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	26,079,312	(274,747,450)	3,491,240
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,726,394,677	256,811,293	(253,320,053)	3,491,240
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 28, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(274,747,450)	(274,747,450)	35,298,171
Columbia Overseas Value Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
February 28, 2022
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
2,435,594	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,763,705,326 and $1,099,349,914, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is
32	Columbia Overseas Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Disciplined International Equity Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,750,846,061 and the combined net assets immediately after the reorganization were $2,792,940,373.
The reorganization was accomplished by a tax-free exchange of 3,972,476 shares of the Acquired Fund valued at $42,094,312 (including $1,363,189 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	4,285
Advisor Class	4,039,099
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2021, the Fund’s pro-forma results of operations for the year ended February 28, 2022 would have been approximately:
($)
Net investment income	64,507,000
Net realized gain	81,877,000
Net change in unrealized appreciation/(depreciation)	(52,161,000)
Net increase in net assets from operations	94,223,000
Note 10. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Columbia Overseas Value Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
February 28, 2022
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
34	Columbia Overseas Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At February 28, 2022, three unaffiliated shareholders of record owned 44.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. There were no items requiring adjustment of the financial statements and, other than as noted below, no items requiring additional disclosure.
Columbia Overseas Value Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
February 28, 2022
On February 24, 2022, Russia began a large-scale invasion of Ukraine, and economic sanctions against Russia swiftly followed. Following regulatory concerns regarding these economic sanctions, a number of market exchanges halted trading in the stocks of Russia-based companies listed on their exchange. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund. Since the invasion, the value and liquidity of securities with exposure in Russia, Ukraine and Belarus have experienced significant declines.  At February 28, 2022, securities with exposure in these countries represented 0.1% of the Fund’s net assets. Effective March 3, 2022, the value of all equity securities with exposure in these countries represents their fair value as determined in good faith under procedures approved by the Board of Trustees.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia Overseas Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Overseas Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Overseas Value Fund | Annual Report 2022	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$46,331,725	$8,825,234	$0.03	$93,428,222	$0.34
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
38	Columbia Overseas Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Overseas Value Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
40	Columbia Overseas Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Overseas Value Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
42	Columbia Overseas Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Overseas Value Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Overseas Value Fund | Annual Report 2022

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Columbia Overseas Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN208_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Large Cap Enhanced Core Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Enhanced Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Enhanced Core Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since June 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	20.15	14.72	14.04
Advisor Class*	07/01/15	20.50	15.01	14.23
Institutional Class	07/31/96	20.49	15.01	14.34
Institutional 2 Class*	06/25/14	20.67	15.13	14.36
Institutional 3 Class	07/15/09	20.73	15.19	14.50
Class R	01/23/06	19.85	14.43	13.77
S&P 500 Index		16.39	15.17	14.59
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	97.5
Money Market Funds	2.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	9.7
Consumer Discretionary	11.9
Consumer Staples	6.6
Energy	3.3
Financials	11.0
Health Care	13.8
Industrials	8.5
Information Technology	28.0
Materials	2.4
Real Estate	2.5
Utilities	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Large Cap Enhanced Core Fund returned 20.15%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 16.39% for the same time period.
Market overview
U.S. equities posted gains through much of the 12-month period that ended February 28, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. The first two months of 2022 brought a rocky start, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. Of most significance, tensions between Russia and Ukraine near the end of the period, and the subsequent invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs.
We divide the metrics for our stock selection model into three broad categories: value (fundamental measures, such as earnings and cash flow, relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the period, the Fund’s value, quality and catalyst factors were in favor. Value factors contributed the most to the Fund’s relative outperformance.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by strong stock selection, most notably in the information technology, health care and communication services sectors.
•	Individual stocks that contributed most to relative performance included online payment company PayPal Holdings, parent company of search engine giant Google Alphabet (Class A), cybersecurity company Fortinet, steel manufacturer Nucor Corporation and entertainment conglomerate Walt Disney.
o The Fund’s holding in PayPal was underweight relative the benchmark’s weight in the company, which benefited the Fund as PayPal delivered weak performance.
The Fund’s notable detractors during the period
•	An underweight posture in financials and security selection in utilities detracted, resulting in relative underperformance in both sectors during the period.
•	Individual stocks that detracted most from relative performance during the period included computer graphics semiconductor company NVIDIA, interactive entertainment software company Activision Blizzard, computer software and multimedia tool supplier Autodesk and oil and gas giant Chevron Corp. We sold the Fund’s position in Chevron Corp. before the close of the reporting period.
•	Not owning Class C shares of Alphabet also weighed on results versus the benchmark during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.80	1,020.68	4.10	4.16	0.83
Advisor Class	1,000.00	1,000.00	992.10	1,021.92	2.86	2.91	0.58
Institutional Class	1,000.00	1,000.00	992.20	1,021.92	2.86	2.91	0.58
Institutional 2 Class	1,000.00	1,000.00	992.70	1,022.56	2.22	2.26	0.45
Institutional 3 Class	1,000.00	1,000.00	992.80	1,022.81	1.98	2.01	0.40
Class R	1,000.00	1,000.00	989.30	1,019.44	5.33	5.41	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Communication Services 9.5%
Entertainment 0.4%
Activision Blizzard, Inc.	8,351	680,606
Walt Disney Co. (The)(a)	5,532	821,281
Total		1,501,887
Interactive Media & Services 6.7%
Alphabet, Inc., Class A(a)	7,205	19,461,714
Meta Platforms, Inc., Class A(a)	37,268	7,864,666
Total		27,326,380
Media 2.4%
Charter Communications, Inc., Class A(a)	2,907	1,749,375
Comcast Corp., Class A	16,517	772,335
Fox Corp., Class A	33,760	1,412,181
Interpublic Group of Companies, Inc. (The)	80,559	2,964,571
Omnicom Group, Inc.	36,470	3,059,468
Total		9,957,930
Total Communication Services		38,786,197
Consumer Discretionary 11.6%
Automobiles 1.3%
Tesla Motors, Inc.(a)	5,941	5,171,225
Distributors 0.9%
Genuine Parts Co.	17,858	2,181,533
LKQ Corp.	35,988	1,689,637
Total		3,871,170
Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	18,752	2,723,165
Expedia Group, Inc.(a)	8,744	1,714,786
McDonald’s Corp.	5,718	1,399,595
Total		5,837,546
Household Durables 1.7%
Lennar Corp., Class A	27,321	2,455,611
NVR, Inc.(a)	338	1,675,953
PulteGroup, Inc.	55,888	2,775,398
Total		6,906,962
Internet & Direct Marketing Retail 3.0%
Amazon.com, Inc.(a)	3,992	12,260,470
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.7%
AutoZone, Inc.(a)	1,356	2,526,757
Home Depot, Inc. (The)	5,581	1,762,647
O’Reilly Automotive, Inc.(a)	3,839	2,492,432
Total		6,781,836
Textiles, Apparel & Luxury Goods 1.6%
Ralph Lauren Corp.	16,700	2,205,068
Tapestry, Inc.	53,794	2,200,175
Under Armour, Inc., Class A(a)	112,607	2,014,539
Total		6,419,782
Total Consumer Discretionary		47,248,991
Consumer Staples 6.4%
Beverages 1.4%
Coca-Cola Co. (The)	89,898	5,595,251
Food & Staples Retailing 0.5%
Kroger Co. (The)	23,260	1,088,568
Walmart, Inc.	8,930	1,206,979
Total		2,295,547
Food Products 0.8%
Tyson Foods, Inc., Class A	34,607	3,206,685
Household Products 1.7%
Procter & Gamble Co. (The)	44,655	6,961,268
Tobacco 2.0%
Altria Group, Inc.	72,872	3,737,605
Philip Morris International, Inc.	44,565	4,504,184
Total		8,241,789
Total Consumer Staples		26,300,540
Energy 3.3%
Oil, Gas & Consumable Fuels 3.3%
ConocoPhillips Co.	42,445	4,026,333
EOG Resources, Inc.	19,103	2,195,317
Exxon Mobil Corp.	75,585	5,927,375
Occidental Petroleum Corp.	25,900	1,132,607
Total		13,281,632
Total Energy		13,281,632
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	7

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 10.7%
Banks 2.8%
Bank of America Corp.	21,678	958,168
Citigroup, Inc.	20,903	1,238,085
JPMorgan Chase & Co.	14,092	1,998,245
Wells Fargo & Co.	94,433	5,039,889
Zions Bancorp	32,010	2,269,189
Total		11,503,576
Capital Markets 2.3%
Cboe Global Markets, Inc.	20,867	2,447,490
Goldman Sachs Group, Inc. (The)	10,381	3,542,932
Morgan Stanley	39,315	3,567,443
Total		9,557,865
Consumer Finance 1.6%
Capital One Financial Corp.	21,164	3,243,806
Discover Financial Services	24,883	3,071,558
Total		6,315,364
Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B(a)	11,252	3,616,955
Insurance 3.1%
Allstate Corp. (The)	19,811	2,424,074
Aon PLC, Class A	4,099	1,197,482
Marsh & McLennan Companies, Inc.	22,219	3,453,055
MetLife, Inc.	51,677	3,490,781
Prudential Financial, Inc.	19,738	2,203,945
Total		12,769,337
Total Financials		43,763,097
Health Care 13.4%
Biotechnology 2.3%
AbbVie, Inc.	28,998	4,285,034
Amgen, Inc.	3,517	796,530
Gilead Sciences, Inc.	10,180	614,872
Regeneron Pharmaceuticals, Inc.(a)	2,039	1,260,836
Vertex Pharmaceuticals, Inc.(a)	10,080	2,318,602
Total		9,275,874
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	36,596	4,414,210
Baxter International, Inc.	37,273	3,167,087
Becton Dickinson and Co.	13,440	3,646,003
Total		11,227,300
Health Care Providers & Services 2.6%
Anthem, Inc.	2,309	1,043,322
CVS Health Corp.	40,439	4,191,502
McKesson Corp.	11,916	3,276,423
UnitedHealth Group, Inc.	4,688	2,230,879
Total		10,742,126
Life Sciences Tools & Services 0.7%
IQVIA Holdings, Inc.(a)	12,951	2,980,284
Pharmaceuticals 5.1%
Bristol-Myers Squibb Co.	69,279	4,757,389
Eli Lilly & Co.	5,001	1,250,000
Johnson & Johnson	31,319	5,154,168
Merck & Co., Inc.	59,677	4,570,064
Pfizer, Inc.	105,033	4,930,249
Total		20,661,870
Total Health Care		54,887,454
Industrials 8.3%
Aerospace & Defense 2.6%
General Dynamics Corp.	15,729	3,687,664
Lockheed Martin Corp.	9,500	4,121,100
Textron, Inc.	38,934	2,847,243
Total		10,656,007
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	18,783	3,952,319
Airlines 0.1%
Southwest Airlines Co.(a)	14,236	623,537
Building Products 0.4%
Allegion PLC	14,950	1,712,074
Commercial Services & Supplies 0.6%
Cintas Corp.	2,385	895,138
Republic Services, Inc.	12,380	1,489,067
Total		2,384,205

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.8%
Emerson Electric Co.	33,491	3,111,984
Industrial Conglomerates 0.8%
Roper Technologies, Inc.	7,211	3,232,114
Machinery 0.6%
Snap-On, Inc.	11,790	2,478,022
Road & Rail 1.4%
Norfolk Southern Corp.	7,039	1,805,644
Union Pacific Corp.	16,023	3,940,857
Total		5,746,501
Total Industrials		33,896,763
Information Technology 27.3%
Communications Equipment 1.3%
Cisco Systems, Inc.	93,232	5,199,549
IT Services 3.5%
Fidelity National Information Services, Inc.	27,523	2,621,015
Gartner, Inc.(a)	9,877	2,769,708
MasterCard, Inc., Class A	2,593	935,606
VeriSign, Inc.(a)	12,326	2,634,313
Visa, Inc., Class A	24,612	5,319,146
Total		14,279,788
Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc.(a)	30,576	3,771,244
KLA Corp.	2,600	906,100
Lam Research Corp.	5,451	3,059,919
NVIDIA Corp.	18,861	4,599,255
QUALCOMM, Inc.	28,296	4,866,629
Teradyne, Inc.	24,250	2,859,560
Texas Instruments, Inc.	4,751	807,622
Total		20,870,329
Software 9.9%
Adobe, Inc.(a)	9,089	4,250,743
Autodesk, Inc.(a)	11,355	2,500,712
Cadence Design Systems, Inc.(a)	11,024	1,669,364
Fortinet, Inc.(a)	9,286	3,199,213
Common Stocks (continued)
Issuer	Shares	Value ($)
Intuit, Inc.	6,827	3,238,524
Microsoft Corp.(b)	86,405	25,816,950
Total		40,675,506
Technology Hardware, Storage & Peripherals 7.5%
Apple, Inc.	181,535	29,975,059
HP, Inc.	23,579	810,175
Total		30,785,234
Total Information Technology		111,810,406
Materials 2.3%
Chemicals 1.4%
Celanese Corp., Class A	14,147	1,970,394
Dow, Inc.	47,336	2,790,931
LyondellBasell Industries NV, Class A	11,626	1,130,396
Total		5,891,721
Metals & Mining 0.9%
Nucor Corp.	27,911	3,673,646
Total Materials		9,565,367
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 1.9%
Iron Mountain, Inc.	20,187	992,797
Public Storage	3,280	1,164,465
Simon Property Group, Inc.	21,264	2,925,076
Weyerhaeuser Co.	74,593	2,900,176
Total		7,982,514
Real Estate Management & Development 0.5%
CBRE Group, Inc., Class A(a)	19,747	1,912,497
Total Real Estate		9,895,011
Utilities 2.3%
Electric Utilities 2.3%
Duke Energy Corp.	34,288	3,442,858
Evergy, Inc.	42,052	2,624,465
Exelon Corp.	14,835	631,378
NRG Energy, Inc.	68,501	2,592,078
Total		9,290,779
Total Utilities		9,290,779
Total Common Stocks (Cost $249,206,610)		398,726,237

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(c),(d)	10,067,584	10,064,564
Total Money Market Funds (Cost $10,065,041)		10,064,564
Total Investments in Securities (Cost: $259,271,651)		408,790,801
Other Assets & Liabilities, Net		225,808
Net Assets		409,016,609
At February 28, 2022, securities and/or cash totaling $860,515 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	9	03/2022	USD	1,965,600	1,440	—
S&P 500 Index E-mini	39	03/2022	USD	8,517,600	—	(222,964)
Total					1,440	(222,964)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	7,860,589	70,259,515	(68,054,674)	(866)	10,064,564	(655)	5,002	10,067,584
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	38,786,197	—	—	38,786,197
Consumer Discretionary	47,248,991	—	—	47,248,991
Consumer Staples	26,300,540	—	—	26,300,540
Energy	13,281,632	—	—	13,281,632
Financials	43,763,097	—	—	43,763,097
Health Care	54,887,454	—	—	54,887,454
Industrials	33,896,763	—	—	33,896,763
Information Technology	111,810,406	—	—	111,810,406
Materials	9,565,367	—	—	9,565,367
Real Estate	9,895,011	—	—	9,895,011
Utilities	9,290,779	—	—	9,290,779
Total Common Stocks	398,726,237	—	—	398,726,237
Money Market Funds	10,064,564	—	—	10,064,564
Total Investments in Securities	408,790,801	—	—	408,790,801
Investments in Derivatives
Asset
Futures Contracts	1,440	—	—	1,440
Liability
Futures Contracts	(222,964)	—	—	(222,964)
Total	408,569,277	—	—	408,569,277
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	11

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $249,206,610)	$398,726,237
Affiliated issuers (cost $10,065,041)	10,064,564
Cash	693
Receivable for:
Capital shares sold	98,390
Dividends	622,049
Expense reimbursement due from Investment Manager	13,305
Prepaid expenses	8,733
Total assets	409,533,971
Liabilities
Payable for:
Capital shares purchased	258,970
Variation margin for futures contracts	28,800
Management services fees	25,246
Distribution and/or service fees	3,377
Transfer agent fees	43,858
Compensation of board members	134,838
Compensation of chief compliance officer	68
Other expenses	22,205
Total liabilities	517,362
Net assets applicable to outstanding capital stock	$409,016,609
Represented by
Paid in capital	238,699,834
Total distributable earnings (loss)	170,316,775
Total - representing net assets applicable to outstanding capital stock	$409,016,609
Class A
Net assets	$61,023,910
Shares outstanding	2,373,116
Net asset value per share	$25.71
Advisor Class
Net assets	$8,459,403
Shares outstanding	334,629
Net asset value per share	$25.28
Institutional Class
Net assets	$88,027,546
Shares outstanding	3,430,747
Net asset value per share	$25.66
Institutional 2 Class
Net assets	$6,628,319
Shares outstanding	259,825
Net asset value per share	$25.51
Institutional 3 Class
Net assets	$193,328,680
Shares outstanding	7,528,321
Net asset value per share	$25.68
Class R
Net assets	$51,548,751
Shares outstanding	2,012,463
Net asset value per share	$25.61
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$7,608,205
Dividends — affiliated issuers	5,002
Total income	7,613,207
Expenses:
Management services fees	3,444,662
Distribution and/or service fees
Class A	160,911
Class R	292,241
Transfer agent fees
Class A	119,330
Advisor Class	15,196
Institutional Class	169,264
Institutional 2 Class	4,707
Institutional 3 Class	14,883
Class R	108,581
Compensation of board members	38,495
Custodian fees	9,881
Printing and postage fees	20,667
Registration fees	91,086
Audit fees	29,500
Legal fees	16,764
Interest on collateral	195
Compensation of chief compliance officer	65
Other	14,287
Total expenses	4,550,715
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,834,770)
Fees waived by transfer agent
Institutional 2 Class	(411)
Institutional 3 Class	(9,012)
Expense reduction	(40)
Total net expenses	2,706,482
Net investment income	4,906,725
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	114,636,524
Investments — affiliated issuers	(655)
Futures contracts	1,632,226
Net realized gain	116,268,095
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(28,852,770)
Investments — affiliated issuers	(866)
Futures contracts	(369,858)
Net change in unrealized appreciation (depreciation)	(29,223,494)
Net realized and unrealized gain	87,044,601
Net increase in net assets resulting from operations	$91,951,326
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$4,906,725	$5,531,537
Net realized gain	116,268,095	22,648,502
Net change in unrealized appreciation (depreciation)	(29,223,494)	91,492,066
Net increase in net assets resulting from operations	91,951,326	119,672,105
Distributions to shareholders
Net investment income and net realized gains
Class A	(15,720,116)	(4,505,290)
Advisor Class	(2,090,505)	(990,442)
Institutional Class	(22,298,922)	(6,631,927)
Institutional 2 Class	(1,892,219)	(761,560)
Institutional 3 Class	(53,752,772)	(18,311,383)
Class R	(13,055,006)	(4,161,044)
Total distributions to shareholders	(108,809,540)	(35,361,646)
Increase (decrease) in net assets from capital stock activity	(61,711,493)	810,973
Total increase (decrease) in net assets	(78,569,707)	85,121,432
Net assets at beginning of year	487,586,316	402,464,884
Net assets at end of year	$409,016,609	$487,586,316
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	324,168	9,387,862	280,091	6,662,555
Distributions reinvested	454,796	12,508,794	158,667	3,675,238
Redemptions	(545,889)	(15,786,572)	(740,543)	(18,101,523)
Net increase (decrease)	233,075	6,110,084	(301,785)	(7,763,730)
Advisor Class
Subscriptions	47,974	1,440,214	67,303	1,542,820
Distributions reinvested	77,442	2,090,505	43,533	990,442
Redemptions	(86,688)	(2,528,250)	(341,527)	(8,253,798)
Net increase (decrease)	38,728	1,002,469	(230,691)	(5,720,536)
Institutional Class
Subscriptions	477,447	13,232,520	377,887	8,820,872
Distributions reinvested	697,927	19,154,056	244,043	5,661,877
Redemptions	(876,756)	(25,332,187)	(1,709,689)	(37,842,447)
Net increase (decrease)	298,618	7,054,389	(1,087,759)	(23,359,698)
Institutional 2 Class
Subscriptions	67,414	1,975,397	122,167	2,861,702
Distributions reinvested	67,519	1,846,529	33,002	761,559
Redemptions	(197,380)	(5,849,287)	(335,196)	(7,715,412)
Net decrease	(62,447)	(2,027,361)	(180,027)	(4,092,151)
Institutional 3 Class
Subscriptions	700,226	20,034,893	4,601,237	99,913,321
Distributions reinvested	951,957	26,126,306	405,751	9,469,012
Redemptions	(3,806,575)	(114,838,980)	(2,853,671)	(65,358,220)
Net increase (decrease)	(2,154,392)	(68,677,781)	2,153,317	44,024,113
Class R
Subscriptions	473,731	13,757,874	658,851	16,092,539
Distributions reinvested	461,727	12,684,637	168,570	3,884,605
Redemptions	(1,060,505)	(31,615,804)	(917,703)	(22,254,169)
Net decrease	(125,047)	(5,173,293)	(90,282)	(2,277,025)
Total net increase (decrease)	(1,771,465)	(61,711,493)	262,773	810,973
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$27.58	0.25	5.49	5.74	(0.26)	(7.35)	(7.61)
Year Ended 2/28/2021	$23.11	0.25	6.18	6.43	(0.26)	(1.70)	(1.96)
Year Ended 2/29/2020	$23.52	0.27	0.32	0.59	(0.24)	(0.76)	(1.00)
Year Ended 2/28/2019	$25.12	0.28	0.69	0.97	(0.24)	(2.33)	(2.57)
Year Ended 2/28/2018	$23.81	0.32	4.16	4.48	(0.32)	(2.85)	(3.17)
Advisor Class
Year Ended 2/28/2022	$27.21	0.31	5.44	5.75	(0.33)	(7.35)	(7.68)
Year Ended 2/28/2021	$22.83	0.31	6.09	6.40	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.23	0.33	0.32	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$24.85	0.36	0.65	1.01	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.58	0.37	4.13	4.50	(0.38)	(2.85)	(3.23)
Institutional Class
Year Ended 2/28/2022	$27.53	0.32	5.49	5.81	(0.33)	(7.35)	(7.68)
Year Ended 2/28/2021	$23.07	0.31	6.17	6.48	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.47	0.32	0.33	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$25.07	0.34	0.69	1.03	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.77	0.38	4.15	4.53	(0.38)	(2.85)	(3.23)
Institutional 2 Class
Year Ended 2/28/2022	$27.40	0.36	5.48	5.84	(0.38)	(7.35)	(7.73)
Year Ended 2/28/2021	$22.97	0.34	6.14	6.48	(0.35)	(1.70)	(2.05)
Year Ended 2/29/2020	$23.37	0.35	0.32	0.67	(0.31)	(0.76)	(1.07)
Year Ended 2/28/2019	$24.98	0.37	0.68	1.05	(0.33)	(2.33)	(2.66)
Year Ended 2/28/2018	$23.69	0.40	4.14	4.54	(0.40)	(2.85)	(3.25)
Institutional 3 Class
Year Ended 2/28/2022	$27.54	0.37	5.51	5.88	(0.39)	(7.35)	(7.74)
Year Ended 2/28/2021	$23.08	0.35	6.17	6.52	(0.36)	(1.70)	(2.06)
Year Ended 2/29/2020	$23.47	0.38	0.31	0.69	(0.32)	(0.76)	(1.08)
Year Ended 2/28/2019	$25.07	0.38	0.69	1.07	(0.34)	(2.33)	(2.67)
Year Ended 2/28/2018	$23.77	0.44	4.13	4.57	(0.42)	(2.85)	(3.27)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$25.71	20.15%	1.23%(c)	0.84%(c),(d)	0.83%	67%	$61,024
Year Ended 2/28/2021	$27.58	29.53%	1.25%(c)	0.85%(c),(d)	1.02%	81%	$59,015
Year Ended 2/29/2020	$23.11	2.33%	1.20%	0.88%(d)	1.11%	77%	$56,439
Year Ended 2/28/2019	$23.52	4.14%	1.21%	0.89%	1.17%	99%	$75,497
Year Ended 2/28/2018	$25.12	19.81%	1.23%	0.89%	1.31%	70%	$60,502
Advisor Class
Year Ended 2/28/2022	$25.28	20.50%	0.98%(c)	0.58%(c),(d)	1.08%	67%	$8,459
Year Ended 2/28/2021	$27.21	29.79%	1.00%(c)	0.61%(c),(d)	1.29%	81%	$8,052
Year Ended 2/29/2020	$22.83	2.60%	0.95%	0.63%(d)	1.38%	77%	$12,021
Year Ended 2/28/2019	$23.23	4.38%	0.96%	0.64%	1.53%	99%	$5,222
Year Ended 2/28/2018	$24.85	20.12%	0.98%	0.64%	1.48%	70%	$663
Institutional Class
Year Ended 2/28/2022	$25.66	20.49%	0.98%(c)	0.59%(c),(d)	1.08%	67%	$88,028
Year Ended 2/28/2021	$27.53	29.83%	1.00%(c)	0.60%(c),(d)	1.27%	81%	$86,219
Year Ended 2/29/2020	$23.07	2.58%	0.94%	0.63%(d)	1.34%	77%	$97,348
Year Ended 2/28/2019	$23.47	4.42%	0.96%	0.64%	1.41%	99%	$329,587
Year Ended 2/28/2018	$25.07	20.08%	0.98%	0.64%	1.56%	70%	$260,985
Institutional 2 Class
Year Ended 2/28/2022	$25.51	20.67%	0.85%(c)	0.45%(c)	1.21%	67%	$6,628
Year Ended 2/28/2021	$27.40	29.96%	0.86%(c)	0.48%(c)	1.40%	81%	$8,831
Year Ended 2/29/2020	$22.97	2.66%	0.85%	0.54%	1.46%	77%	$11,538
Year Ended 2/28/2019	$23.37	4.50%	0.87%	0.54%	1.56%	99%	$26,349
Year Ended 2/28/2018	$24.98	20.20%	0.87%	0.55%	1.63%	70%	$11,486
Institutional 3 Class
Year Ended 2/28/2022	$25.68	20.73%	0.80%(c)	0.40%(c)	1.25%	67%	$193,329
Year Ended 2/28/2021	$27.54	30.01%	0.81%(c)	0.43%(c)	1.44%	81%	$266,693
Year Ended 2/29/2020	$23.08	2.73%	0.81%	0.49%	1.59%	77%	$173,757
Year Ended 2/28/2019	$23.47	4.58%	0.81%	0.49%	1.61%	99%	$55,689
Year Ended 2/28/2018	$25.07	20.24%	0.82%	0.50%	1.77%	70%	$28,180
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2022	$27.50	0.17	5.47	5.64	(0.18)	(7.35)	(7.53)
Year Ended 2/28/2021	$23.05	0.19	6.16	6.35	(0.20)	(1.70)	(1.90)
Year Ended 2/29/2020	$23.48	0.21	0.31	0.52	(0.19)	(0.76)	(0.95)
Year Ended 2/28/2019	$25.08	0.22	0.69	0.91	(0.18)	(2.33)	(2.51)
Year Ended 2/28/2018	$23.78	0.26	4.15	4.41	(0.26)	(2.85)	(3.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2022	$25.61	19.85%	1.48%(c)	1.09%(c),(d)	0.57%	67%	$51,549
Year Ended 2/28/2021	$27.50	29.22%	1.50%(c)	1.10%(c),(d)	0.77%	81%	$58,775
Year Ended 2/29/2020	$23.05	2.04%	1.45%	1.13%(d)	0.86%	77%	$51,362
Year Ended 2/28/2019	$23.48	3.88%	1.46%	1.14%	0.93%	99%	$53,131
Year Ended 2/28/2018	$25.08	19.51%	1.48%	1.14%	1.06%	70%	$38,251
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	19

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
February 28, 2022
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,440*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	222,964*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,632,226

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(369,858)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	6,742,090

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
February 28, 2022
subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2022 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
24	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective July 1, 2021 through June 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Institutional Class	0.19
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $40.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2022
Class A	0.84%
Advisor Class	0.59
Institutional Class	0.59
Institutional 2 Class	0.45
Institutional 3 Class	0.40
Class R	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective July 1, 2021 through June 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(420,055)	(11,142,743)	11,562,798
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
39,316,763	69,492,777	108,809,540	6,043,108	29,318,538	35,361,646
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,726,909	17,816,232	—	147,906,920
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
260,662,357	152,878,527	(4,971,607)	147,906,920
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $302,810,342 and $468,964,735, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have
28	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At February 28, 2022, two unaffiliated shareholders of record owned 39.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Enhanced Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Enhanced Core Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
25.01%	24.20%	0.49%	$81,422,625
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
34	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Large Cap Enhanced Core Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Large Cap Enhanced Core Fund | Annual Report 2022

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Columbia Large Cap Enhanced Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN173_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Mid Cap Index Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mid Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Index Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Christopher Rowe
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	7.48	10.18	11.73
Institutional Class	03/31/00	7.72	10.45	12.01
Institutional 2 Class*	11/08/12	7.75	10.46	12.03
Institutional 3 Class*	03/01/17	7.78	10.46	12.02
S&P MidCap 400 Index		7.98	10.71	12.26
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mid Cap Index Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2022)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	1.7
Consumer Discretionary	15.0
Consumer Staples	3.5
Energy	2.7
Financials	14.7
Health Care	9.3
Industrials	18.2
Information Technology	14.4
Materials	7.0
Real Estate	10.1
Utilities	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Index Fund | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Mid Cap Index Fund returned 7.48%. The Fund closely tracked its benchmark, the unmanaged S&P MidCap 400 Index, which returned 7.98% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
COVID-19 vaccinations allowed for greater economic reopening during the annual period. In turn, the U.S. equity market, as measured by the S&P 500 Index, achieved double-digit gains. Mid-cap stocks also rose. Still, volatility remained heightened throughout the annual period.
As the annual period began in March 2021, U.S. equities produced healthy gains, boosted by both the passage of a fiscal stimulus package and by investor confidence that the U.S. Federal Reserve (Fed) would maintain its highly accommodative monetary policy. Stocks were then well supported during the second quarter of 2021 by a combination of strong economic growth, gradual rollbacks of COVID-19 lockdowns and robust corporate earnings. Although concerns about rising inflation led to a brief stretch of volatility mid-way through the quarter, the Fed reassured the markets that monetary policy would remain accommodative for an extended period. As a result, most major U.S. equity indices finished June 2021 at or near their then-all-time highs.
U.S. equities posted mixed results in the third quarter, reflecting an increasingly challenging environment. The market performed reasonably well in July and August, during which the prospects of improving economic growth and rising corporate profits outweighed concerns about the COVID-19 Delta variant. The backdrop became less favorable in September, however, fueling a downturn that erased almost all of the advance of the prior two months. The markets were contending with a persistent increase in inflation, worsening supply-chain bottlenecks, instability in China’s property market and the Fed indicating it was likely to announce a tapering of its quantitative easing program before year end. In the fourth quarter, U.S. equities displayed remarkable resilience despite potential headwinds. Investors faced the emergence of the COVID-19 Omicron variant, contagious enough to raise concerns about a possible new wave of lockdowns. Also, the Fed had previously viewed rising inflation as “transitory,” but continued price pressures drove the central bank to announce the tapering of its stimulative quantitative easing program and to prepare the financial markets for the likelihood of multiple interest rate increases in 2022. Still, the S&P 500 Index finished the calendar year with a solid gain on the strength of robust investment inflows and the lack of compelling total return potential in bonds.
U.S. equities fell in January and February 2022. In January the S&P 500 Index experienced its worst month since the COVID-19-induced sell-off of March 2020. Hawkish commentary from the Fed was perhaps the most significant driver of the market’s decline. Heightened inflation concerns also weighed on investor sentiment, more than offsetting the positive news that the Omicron variant appeared to be milder than previous COVID-19 variants. In February, Russia’s invasion of Ukraine, stunning in its magnitude, rattled equity markets, while inflation and shifting Fed policy remained overhangs. Notably, the growing sense that COVID-19 is transitioning from pandemic to endemic in the U.S. supported U.S. small-cap stocks, which significantly outpaced their large-cap peers in a reversal of the recent performance trend.
For the annual period overall, large-cap stocks within the U.S. equity market performed best, followed by mid-cap stocks and then small-cap stocks, each generating a positive total return. From a style perspective, there was a sharp reversal from the prior annual period, as value-oriented stocks significantly outperformed growth-oriented stocks across the capitalization spectrum of the U.S. equity market for the 12 months ended February 28, 2022. Six of the eleven sectors of the S&P MidCap 400 Index posted a positive return during the 12 months ended February 28, 2022.
The Fund’s notable detractors during the period
•	Communication services, health care and information technology were the weakest sectors in terms of total return.
•	On the basis of impact, health care, information technology and consumer discretionary were the weakest sectors.
•	The worst performing industries for the annual period on the basis of total return were Internet and direct marketing retail; beverages; pharmaceuticals; multiline retail; and biotechnology.
Columbia Mid Cap Index Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
•	Top individual detractors were residential solar energy systems company Sunrun Inc.; high-end alcoholic beverage company and craft brewer Boston Beer Company, Inc.-A; medical technology company Masimo Corp.; online and mobile platform for restaurant pick-up and delivery orders Grubhub, Inc.; and biotechnology company Arrowhead Pharmaceuticals, Inc.
The Fund’s notable contributors during the period
•	In terms of total return, the energy sector was the best relative performer, followed at some distance by the materials and real estate sectors.
•	On the basis of impact, which takes weighting and total returns into account, the financials, real estate and materials sectors were the biggest contributors to the Index’s return.
•	The top performing industries on the basis of total return were oil, gas and consumable fuels; metals and mining; air freight and logistics; paper and forest products; and real estate management and development.
•	Top individual contributors within the S&P MidCap 400 Index during the annual period included multifamily apartment communities real estate investment trust Camden Property Trust; car rental company Avis Budget Group, Inc.; integrated financial data and software solutions provider Factset Research Systems, Inc.; building materials supplier and manufacturer Builders FirstSource, Inc; and steel producer and metal recycler Steel Dynamics, Inc.
•	Industrials remained the largest sector by weighting in the S&P MidCap 400 Index, with a weighting of 18.46% as of February 28, 2022.
•	Each sector and stock in the S&P MidCap 400 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mid Cap Index Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.60	1,022.56	2.20	2.26	0.45
Institutional Class	1,000.00	1,000.00	972.00	1,023.80	0.98	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	972.20	1,023.80	0.98	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	972.50	1,023.80	0.98	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mid Cap Index Fund | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 1.7%
Diversified Telecommunication Services 0.2%
Iridium Communications, Inc.(a)	169,569	6,713,237
Entertainment 0.1%
World Wrestling Entertainment, Inc., Class A	57,358	3,399,035
Interactive Media & Services 0.4%
TripAdvisor, Inc.(a)	127,048	3,232,101
Yelp, Inc.(a)	88,035	2,983,506
Ziff Davis, Inc.(a)	61,851	6,222,211
Total		12,437,818
Media 1.0%
Cable One, Inc.	6,358	9,110,060
John Wiley & Sons, Inc., Class A	55,860	2,810,316
New York Times Co. (The), Class A	214,324	9,428,113
TEGNA, Inc.	283,827	6,505,315
Total		27,853,804
Total Communication Services		50,403,894
Consumer Discretionary 14.7%
Auto Components 1.5%
Adient PLC(a)	120,849	5,407,993
Dana, Inc.	185,002	3,444,737
Fox Factory Holding Corp.(a)	54,005	6,373,670
Gentex Corp.	303,373	9,183,101
Goodyear Tire & Rubber Co. (The)(a)	360,400	5,582,596
Lear Corp.	76,468	12,031,475
Visteon Corp.(a)	35,910	4,315,305
Total		46,338,877
Automobiles 0.5%
Harley-Davidson, Inc.	197,371	8,151,422
Thor Industries, Inc.	71,227	6,446,044
Total		14,597,466
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 0.9%
Graham Holdings Co., Class B	5,117	3,075,982
Grand Canyon Education, Inc.(a)	51,401	4,463,149
H&R Block, Inc.	225,271	5,588,974
Service Corp. International	211,525	12,871,296
Total		25,999,401
Hotels, Restaurants & Leisure 3.0%
Boyd Gaming Corp.(a)	105,194	7,462,462
Choice Hotels International, Inc.	42,098	6,076,846
Churchill Downs, Inc.	44,154	10,635,374
Cracker Barrel Old Country Store, Inc.	30,158	4,049,315
Marriott Vacations Worldwide Corp.	54,635	8,778,205
Papa John’s International, Inc.	41,512	4,434,312
Scientific Games Corp.(a)	123,791	7,788,930
Six Flags Entertainment Corp.(a)	99,258	4,333,604
Texas Roadhouse, Inc.	89,330	8,478,310
Travel + Leisure Co.	110,690	6,204,175
Wendy’s Co. (The)	226,398	5,148,291
Wingstop, Inc.	38,256	5,560,510
Wyndham Hotels & Resorts, Inc.	119,515	10,327,291
Total		89,277,625
Household Durables 1.6%
Helen of Troy Ltd.(a)	30,948	6,365,075
KB Home	109,932	4,244,475
Leggett & Platt, Inc.	171,076	6,343,498
Taylor Morrison Home Corp., Class A(a)	157,627	4,649,997
Tempur Sealy International, Inc.	246,924	8,150,961
Toll Brothers, Inc.	146,753	7,962,818
TopBuild Corp.(a)	42,231	9,066,151
Tri Pointe Homes, Inc.(a)	142,552	3,188,888
Total		49,971,863
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 1.3%
Brunswick Corp.	98,886	9,445,591
Callaway Golf Co.(a)	150,313	3,718,743
Mattel, Inc.(a)	449,366	11,225,163
Polaris, Inc.	73,164	8,890,157
YETI Holdings, Inc.(a)	112,414	6,920,206
Total		40,199,860
Multiline Retail 0.9%
Kohl’s Corp.	193,083	10,739,276
Macy’s, Inc.	397,244	10,296,564
Nordstrom, Inc.(a)	142,690	2,959,391
Ollie’s Bargain Outlet Holdings, Inc.(a)	77,621	3,351,675
Total		27,346,906
Specialty Retail 3.2%
American Eagle Outfitters, Inc.	196,789	4,148,312
AutoNation, Inc.(a)	51,278	5,879,535
Dick’s Sporting Goods, Inc.	83,234	8,739,570
Five Below, Inc.(a)	71,857	11,756,524
Foot Locker, Inc.	115,840	3,662,861
GameStop Corp., Class A(a)	79,470	9,801,830
Gap, Inc. (The)	274,975	4,000,886
Lithia Motors, Inc., Class A	38,839	13,237,108
Murphy U.S.A., Inc.	30,248	5,467,023
Restoration Hardware Holdings, Inc.(a)	22,248	8,940,804
Urban Outfitters, Inc.(a)	84,532	2,325,475
Victoria’s Secret & Co.(a)	92,931	4,983,890
Williams-Sonoma, Inc.	95,386	13,817,616
Total		96,761,434
Textiles, Apparel & Luxury Goods 1.8%
Capri Holdings Ltd.(a)	192,987	13,072,939
Carter’s, Inc.	54,213	5,241,313
Columbia Sportswear Co.	44,335	4,110,741
Crocs, Inc.(a)	75,480	6,319,941
Deckers Outdoor Corp.(a)	35,206	10,161,860
Hanesbrands, Inc.	447,909	6,920,194
Skechers U.S.A., Inc., Class A(a)	173,034	7,956,103
Total		53,783,091
Total Consumer Discretionary		444,276,523
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 3.5%
Beverages 0.2%
Boston Beer Co., Inc. (The), Class A(a)	12,041	4,617,242
Food & Staples Retailing 1.3%
BJ’s Wholesale Club Holdings, Inc.(a)	175,139	11,010,989
Casey’s General Stores, Inc.	47,589	8,950,539
Grocery Outlet Holding Corp.(a)	112,072	3,116,722
Performance Food Group, Inc.(a)	197,933	11,092,165
Sprouts Farmers Market, Inc.(a)	143,989	4,100,807
Total		38,271,222
Food Products 1.7%
Darling Ingredients, Inc.(a)	207,544	15,042,789
Flowers Foods, Inc.	254,878	6,986,206
Hain Celestial Group, Inc. (The)(a)	119,134	4,331,712
Ingredion, Inc.	85,343	7,573,338
Lancaster Colony Corp.	25,424	4,276,571
Pilgrim’s Pride Corp.(a)	62,510	1,473,986
Post Holdings, Inc.(a)	75,086	7,894,542
Sanderson Farms, Inc.	27,210	4,859,434
Total		52,438,578
Household Products 0.1%
Energizer Holdings, Inc.	80,682	2,693,972
Personal Products 0.2%
Coty, Inc., Class A(a)	430,427	3,947,016
Nu Skin Enterprises, Inc., Class A	63,906	2,964,599
Total		6,911,615
Total Consumer Staples		104,932,629
Energy 2.7%
Energy Equipment & Services 0.5%
ChampionX Corp.(a)	259,186	5,549,172
NOV, Inc.	501,122	8,594,243
Total		14,143,415
Oil, Gas & Consumable Fuels 2.2%
Antero Midstream Corp.	416,481	4,181,469
CNX Resources Corp.(a)	270,896	4,426,441
DT Midstream, Inc.	124,074	6,588,330
EQT Corp.	387,822	8,974,201
Equitrans Midstream Corp.	521,464	3,342,584

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
HollyFrontier Corp.(a)	191,752	5,838,848
Murphy Oil Corp.	186,230	6,456,594
PDC Energy, Inc.	124,906	8,058,935
Targa Resources Corp.	293,692	19,198,646
Total		67,066,048
Total Energy		81,209,463
Financials 14.5%
Banks 7.1%
Associated Banc-Corp.	192,493	4,694,904
Bank of Hawaii Corp.	51,919	4,474,379
Bank OZK	155,053	7,290,592
Cadence Bank	251,331	7,947,086
Cathay General Bancorp	99,050	4,658,322
Commerce Bancshares, Inc.	142,377	10,219,821
Cullen/Frost Bankers, Inc.	72,735	10,235,997
East West Bancorp, Inc.	182,017	15,937,409
First Financial Bankshares, Inc.	164,469	7,881,354
First Horizon Corp.	693,595	16,285,611
FNB Corp.	434,409	5,834,113
Fulton Financial Corp.	206,897	3,728,284
Glacier Bancorp, Inc.	139,134	7,708,024
Hancock Whitney Corp.	111,368	6,200,970
Home Bancshares, Inc.	193,344	4,526,183
International Bancshares Corp.	68,273	2,936,422
Old National Bancorp	378,672	6,922,124
PacWest Bancorp	150,401	7,432,817
Pinnacle Financial Partners, Inc.	97,656	9,871,068
Prosperity Bancshares, Inc.	118,216	8,802,363
Synovus Financial Corp.	186,640	9,826,596
Texas Capital Bancshares, Inc.(a)	64,913	4,323,206
UMB Financial Corp.	55,205	5,623,181
Umpqua Holdings Corp.	277,851	5,932,119
United Bankshares, Inc.	174,860	6,403,373
Valley National Bancorp	521,981	7,292,075
Webster Financial Corp.	230,633	13,886,413
Wintrust Financial Corp.	73,120	7,265,203
Total		214,140,009
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.0%
Affiliated Managers Group, Inc.	52,141	7,214,229
Evercore, Inc., Class A	50,048	6,356,596
Federated Hermes, Inc., Class B	124,217	4,058,169
Interactive Brokers Group, Inc., Class A	112,071	7,416,859
Janus Henderson Group PLC	218,801	7,345,150
Jefferies Financial Group, Inc.	251,976	8,955,227
SEI Investments Co.	135,941	7,963,424
Stifel Financial Corp.	133,538	9,815,043
Total		59,124,697
Consumer Finance 0.6%
FirstCash Holdings, Inc.	51,862	3,736,138
Navient Corp.	206,728	3,640,480
PROG Holdings, Inc.(a)	72,750	2,229,060
SLM Corp.	376,044	7,408,067
Total		17,013,745
Diversified Financial Services 0.3%
Voya Financial, Inc.	142,368	9,588,485
Insurance 3.8%
Alleghany Corp.(a)	17,571	11,630,596
American Financial Group, Inc.	84,848	11,487,571
Brighthouse Financial, Inc.(a)	102,380	5,350,379
CNO Financial Group, Inc.	158,168	3,822,921
First American Financial Corp.	140,793	9,438,763
Hanover Insurance Group, Inc. (The)	45,637	6,366,818
Kemper Corp.	76,746	4,101,306
Kinsale Capital Group, Inc.	27,513	5,771,127
Mercury General Corp.	34,090	1,874,950
Old Republic International Corp.	366,221	9,649,923
Primerica, Inc.	50,652	6,579,188
Reinsurance Group of America, Inc.	86,707	9,612,338
RenaissanceRe Holdings Ltd.	59,028	8,900,242
RLI Corp.	51,070	5,183,605
Selective Insurance Group, Inc.	77,118	6,415,446
Unum Group	262,242	7,321,797
Total		113,506,970

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.7%
Essent Group Ltd.	141,646	6,257,920
MGIC Investment Corp.	417,610	6,339,320
New York Community Bancorp, Inc.	596,461	6,883,160
Washington Federal, Inc.	83,558	2,972,994
Total		22,453,394
Total Financials		435,827,300
Health Care 9.2%
Biotechnology 1.4%
Arrowhead Pharmaceuticals, Inc.(a)	133,728	5,884,032
Exelixis, Inc.(a)	405,828	8,331,649
Halozyme Therapeutics, Inc.(a)	180,581	6,405,208
Neurocrine Biosciences, Inc.(a)	121,681	10,935,472
United Therapeutics Corp.(a)	57,767	9,600,875
Total		41,157,236
Health Care Equipment & Supplies 2.9%
Envista Holdings Corp.(a)	206,979	9,934,992
Globus Medical, Inc., Class A(a)	101,382	7,129,182
Haemonetics Corp.(a)	65,550	3,782,890
ICU Medical, Inc.(a)	25,608	6,062,182
Integra LifeSciences Holdings Corp.(a)	93,431	6,265,483
LivaNova PLC(a)	68,269	5,380,963
Masimo Corp.(a)	65,164	10,260,072
Neogen Corp.(a)	137,876	4,922,173
NuVasive, Inc.(a)	66,359	3,591,349
Penumbra, Inc.(a)	45,044	9,988,057
Quidel Corp.(a)	48,644	5,146,049
STAAR Surgical Co.(a)	61,054	4,842,803
Tandem Diabetes Care, Inc.(a)	81,491	9,178,331
Total		86,484,526
Health Care Providers & Services 3.1%
Acadia Healthcare Co., Inc.(a)	115,357	6,541,896
Amedisys, Inc.(a)	41,817	6,700,756
Chemed Corp.	19,746	9,444,314
Encompass Health Corp.	127,614	8,425,076
HealthEquity, Inc.(a)	107,113	5,753,039
LHC Group, Inc.(a)	40,623	5,531,634
Molina Healthcare, Inc.(a)	74,907	22,986,711
Common Stocks (continued)
Issuer	Shares	Value ($)
Option Care Health, Inc.(a)	177,652	4,565,656
Patterson Companies, Inc.	111,099	3,321,860
Progyny, Inc.(a)	89,313	3,515,360
R1 RCM, Inc.(a)	170,913	4,647,125
Tenet Healthcare Corp.(a)	137,406	11,815,542
Total		93,248,969
Life Sciences Tools & Services 1.3%
Bruker Corp.	130,329	9,171,252
Medpace Holdings, Inc.(a)	36,878	5,641,228
Repligen Corp.(a)	65,952	12,972,758
Syneos Health, Inc.(a)	133,001	10,533,679
Total		38,318,917
Pharmaceuticals 0.5%
Jazz Pharmaceuticals PLC(a)	78,845	10,834,880
Perrigo Co. PLC	171,586	6,094,734
Total		16,929,614
Total Health Care		276,139,262
Industrials 18.0%
Aerospace & Defense 1.3%
Axon Enterprise, Inc.(a)	84,240	11,814,660
Curtiss-Wright Corp.	50,331	7,424,829
Hexcel Corp.	107,607	6,230,445
Mercury Systems, Inc.(a)	72,657	4,375,405
Woodward, Inc.	80,864	10,078,080
Total		39,923,419
Air Freight & Logistics 0.4%
GXO Logistics, Inc.(a)	126,461	10,613,872
Airlines 0.2%
JetBlue Airways Corp.(a)	407,924	6,228,999
Building Products 2.6%
Builders FirstSource, Inc.(a)	245,629	18,279,710
Carlisle Companies, Inc.	67,064	15,920,994
Lennox International, Inc.	43,177	11,525,237
Owens Corning	128,890	12,011,259
Simpson Manufacturing Co., Inc.	55,718	6,603,140
Trex Company, Inc.(a)	147,655	13,560,635
Total		77,900,975

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.5%
Brink’s Co. (The)	63,048	4,417,143
Clean Harbors, Inc.(a)	64,208	6,127,369
IAA, Inc.(a)	172,961	6,354,587
MillerKnoll, Inc.	97,192	3,778,825
MSA Safety, Inc.	46,769	6,505,568
Stericycle, Inc.(a)	117,828	6,876,442
Tetra Tech, Inc.	69,354	11,011,335
Total		45,071,269
Construction & Engineering 1.3%
AECOM	184,782	13,426,260
Dycom Industries, Inc.(a)	38,699	3,369,135
EMCOR Group, Inc.	68,460	7,909,869
Fluor Corp.(a)	181,383	3,928,756
MasTec, Inc.(a)	73,386	5,779,881
Valmont Industries, Inc.	27,223	5,892,418
Total		40,306,319
Electrical Equipment 1.8%
Acuity Brands, Inc.	44,797	8,169,629
EnerSys	53,732	3,907,928
Hubbell, Inc.	69,790	12,440,068
nVent Electric PLC	215,790	7,321,755
Regal Rexnord Corp.	86,911	13,936,179
Sunrun, Inc.(a)	265,516	7,243,276
Vicor Corp.(a)	27,509	2,056,848
Total		55,075,683
Machinery 4.3%
AGCO Corp.	78,709	9,457,673
Colfax Corp.(a)	172,723	6,945,192
Crane Co.	64,027	6,471,849
Donaldson Co., Inc.	158,530	8,603,423
Flowserve Corp.	167,089	5,074,493
Graco, Inc.	218,007	15,716,125
ITT, Inc.	109,795	9,647,687
Kennametal, Inc.	107,288	3,402,103
Lincoln Electric Holdings, Inc.	75,738	9,653,566
Middleby Corp. (The)(a)	71,349	12,673,009
Oshkosh Corp.	88,036	9,775,517
Common Stocks (continued)
Issuer	Shares	Value ($)
Terex Corp.	89,529	3,695,757
Timken Co. (The)	88,545	5,805,010
Toro Co. (The)	136,532	12,808,067
Trinity Industries, Inc.	104,911	3,027,731
Watts Water Technologies, Inc., Class A	35,347	5,088,201
Total		127,845,403
Marine 0.2%
Kirby Corp.(a)	77,102	5,023,195
Professional Services 1.6%
ASGN, Inc.(a)	66,826	7,403,652
CACI International, Inc., Class A(a)	29,920	8,371,317
FTI Consulting, Inc.(a)	43,980	6,421,080
Insperity, Inc.	45,928	4,131,224
KBR, Inc.	179,937	8,932,073
ManpowerGroup, Inc.	69,571	7,394,006
Science Applications International Corp.	73,837	6,474,766
Total		49,128,118
Road & Rail 1.9%
Avis Budget Group, Inc.(a)	51,406	9,429,917
Knight-Swift Transportation Holdings, Inc.	212,865	11,596,885
Landstar System, Inc.	48,881	7,547,715
Ryder System, Inc.	68,870	5,429,711
Saia, Inc.(a)	33,781	9,702,917
Werner Enterprises, Inc.	78,068	3,392,835
XPO Logistics, Inc.(a)	126,536	9,196,636
Total		56,296,616
Trading Companies & Distributors 0.9%
GATX Corp.	45,534	4,855,290
MSC Industrial Direct Co., Inc., Class A	60,054	4,652,984
Univar, Inc.(a)	219,280	6,734,089
Watsco, Inc.	42,361	11,567,095
Total		27,809,458
Total Industrials		541,223,326

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 14.2%
Communications Equipment 1.0%
Calix, Inc.(a)	70,328	3,821,624
Ciena Corp.(a)	198,720	13,596,422
Lumentum Holdings, Inc.(a)	92,736	9,167,881
Viasat, Inc.(a)	94,203	4,299,425
Total		30,885,352
Electronic Equipment, Instruments & Components 3.1%
Arrow Electronics, Inc.(a)	89,310	10,885,103
Avnet, Inc.	127,267	5,354,123
Belden, Inc.	57,589	3,245,140
Cognex Corp.	226,772	15,320,716
Coherent, Inc.(a)	31,470	8,318,150
II-VI, Inc.(a)	136,141	9,456,354
Jabil, Inc.	183,849	10,628,311
Littelfuse, Inc.	31,594	8,157,887
National Instruments Corp.	169,159	6,791,734
TD SYNNEX Corp.	52,952	5,392,102
Vishay Intertechnology, Inc.	170,222	3,266,560
Vontier Corp.	216,845	5,269,333
Total		92,085,513
IT Services 2.3%
Alliance Data Systems Corp.	63,857	4,307,155
Concentrix Corp.	55,029	10,999,747
Euronet Worldwide, Inc.(a)	67,796	8,693,481
Genpact Ltd.	221,915	9,284,924
Kyndryl Holdings, Inc.(a)	229,769	3,644,136
LiveRamp Holdings, Inc.(a)	87,340	3,769,594
MAXIMUS, Inc.	78,847	6,217,874
Sabre Corp.(a)	414,858	4,534,398
Western Union Co. (The)	515,636	9,374,263
WEX, Inc.(a)	57,487	9,687,134
Total		70,512,706
Semiconductors & Semiconductor Equipment 3.9%
Amkor Technology, Inc.	128,593	2,915,203
Azenta, Inc.	95,361	8,345,995
Cirrus Logic, Inc.(a)	73,286	6,366,355
CMC Materials, Inc.	36,459	6,760,592
Common Stocks (continued)
Issuer	Shares	Value ($)
First Solar, Inc.(a)	126,834	9,549,332
Lattice Semiconductor Corp.(a)	175,647	10,999,015
MKS Instruments, Inc.	71,135	10,712,931
Power Integrations, Inc.	77,385	6,964,650
Semtech Corp.(a)	82,599	5,730,719
Silicon Laboratories, Inc.(a)	51,546	7,923,136
SiTime Corp.(a)	19,224	3,885,939
SunPower Corp.(a)	106,504	1,909,617
Synaptics, Inc.(a),(b)	50,371	11,506,247
Universal Display Corp.	55,611	8,614,700
Wolfspeed, Inc.(a)	148,648	15,269,123
Total		117,453,554
Software 3.8%
ACI Worldwide, Inc.(a)	150,796	5,054,682
Aspen Technology, Inc.(a)	85,834	13,081,960
Blackbaud, Inc.(a)	53,143	3,320,906
CDK Global, Inc.	151,783	6,881,841
Cerence, Inc.(a)	48,749	1,760,327
CommVault Systems, Inc.(a)	58,372	3,672,183
Digital Turbine, Inc.(a)	112,783	5,467,720
Envestnet, Inc.(a)	70,089	5,244,059
Fair Isaac Corp.(a)	35,091	16,534,528
Manhattan Associates, Inc.(a)	81,169	10,850,672
Mimecast Ltd.(a)	79,200	6,298,776
NCR Corp.(a)	169,310	6,860,441
Paylocity Holding Corp.(a)	50,817	10,795,564
Qualys, Inc.(a)	42,826	5,366,526
SailPoint Technologies Holdings, Inc.(a)	119,625	4,948,886
Teradata Corp.(a)	139,168	6,957,008
Total		113,096,079
Technology Hardware, Storage & Peripherals 0.1%
Xerox Holdings Corp.	176,306	3,474,991
Total Information Technology		427,508,195

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 6.9%
Chemicals 2.5%
Ashland Global Holdings, Inc.	72,446	6,685,317
Avient Corp.	117,351	6,148,019
Cabot Corp.	72,761	5,323,195
Chemours Co. LLC (The)	209,022	5,769,007
Ingevity Corp.(a)	50,390	3,438,110
Minerals Technologies, Inc.	42,703	2,988,783
NewMarket Corp.	8,861	2,815,671
Olin Corp.	183,983	9,476,964
RPM International, Inc.	166,381	14,070,841
Scotts Miracle-Gro Co. (The), Class A	52,249	7,317,995
Sensient Technologies Corp.	53,905	4,427,218
Valvoline, Inc.	231,854	7,495,840
Total		75,956,960
Construction Materials 0.2%
Eagle Materials, Inc.	52,171	7,138,558
Containers & Packaging 0.8%
AptarGroup, Inc.	84,433	10,290,694
Greif, Inc., Class A	34,056	1,957,879
Silgan Holdings, Inc.	107,629	4,507,503
Sonoco Products Co.	126,118	7,405,649
Total		24,161,725
Metals & Mining 3.1%
Alcoa Corp.	239,988	18,080,696
Cleveland-Cliffs, Inc.(a)	583,713	13,051,823
Commercial Metals Co.	154,676	5,962,760
Reliance Steel & Aluminum Co.	80,365	15,339,267
Royal Gold, Inc.	84,190	10,208,879
Steel Dynamics, Inc.	241,817	17,067,444
United States Steel Corp.	346,615	9,431,394
Worthington Industries, Inc.	41,492	2,365,874
Total		91,508,137
Paper & Forest Products 0.3%
Louisiana-Pacific Corp.	112,859	8,120,205
Total Materials		206,885,585
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 10.0%
Equity Real Estate Investment Trusts (REITS) 9.5%
American Campus Communities, Inc.	178,490	9,604,547
Apartment Income REIT Corp.	201,357	10,392,035
Brixmor Property Group, Inc.	380,933	9,569,037
Camden Property Trust	131,083	21,643,114
Corporate Office Properties Trust	144,074	3,776,180
Cousins Properties, Inc.	190,715	7,367,320
CyrusOne, Inc.	162,784	14,707,534
Douglas Emmett, Inc.	225,088	7,135,290
EastGroup Properties, Inc.	52,183	9,954,429
EPR Properties	95,949	4,778,260
First Industrial Realty Trust, Inc.	167,117	9,622,597
Healthcare Realty Trust, Inc.	189,245	4,935,510
Highwoods Properties, Inc.	133,887	5,837,473
Hudson Pacific Properties, Inc.	195,576	5,163,206
JBG SMITH Properties	146,425	3,906,619
Kilroy Realty Corp.	134,442	9,628,736
Kite Realty Group Trust	280,924	6,160,663
Lamar Advertising Co., Class A	111,359	12,144,812
Life Storage, Inc.	105,205	13,317,901
Macerich Co. (The)	273,254	4,180,786
Medical Properties Trust, Inc.	764,846	15,556,968
National Retail Properties, Inc.	225,256	9,598,158
National Storage Affiliates Trust	105,105	6,124,468
Omega Healthcare Investors, Inc.	306,521	8,634,697
Park Hotels & Resorts, Inc.(a)	303,321	5,714,568
Pebblebrook Hotel Trust	168,519	3,793,363
Physicians Realty Trust	282,554	4,594,328
PotlatchDeltic Corp.	86,067	4,725,078
PS Business Parks, Inc.	25,797	4,109,204
Rayonier, Inc.	183,614	7,289,476
Rexford Industrial Realty, Inc.	194,305	13,626,610
Sabra Health Care REIT, Inc.	293,315	3,939,220
SL Green Realty Corp.	85,588	6,805,958
Spirit Realty Capital, Inc.	158,172	7,334,436
STORE Capital Corp.	314,772	9,669,796
Total		285,342,377

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.(a)	64,733	15,938,559
Total Real Estate		301,280,936
Utilities 3.3%
Electric Utilities 1.0%
Allete, Inc.	67,432	4,244,170
Hawaiian Electric Industries, Inc.	140,208	5,745,724
IDACORP, Inc.	64,795	6,735,440
OGE Energy Corp.	256,755	9,641,150
PNM Resources, Inc.	110,097	4,973,082
Total		31,339,566
Gas Utilities 1.3%
National Fuel Gas Co.	116,955	7,279,279
New Jersey Resources Corp.	123,691	5,395,401
ONE Gas, Inc.	68,735	5,711,191
Southwest Gas Holdings, Inc.	77,453	5,494,516
Spire, Inc.	66,293	4,448,923
UGI Corp.	268,199	10,309,570
Total		38,638,880
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.5%
Black Hills Corp.	81,859	5,729,311
MDU Resources Group, Inc.	260,829	6,982,392
NorthWestern Corp.	67,537	4,084,638
Total		16,796,341
Water Utilities 0.5%
Essential Utilities, Inc.	295,005	13,897,686
Total Utilities		100,672,473
Total Common Stocks (Cost $1,795,874,299)		2,970,359,586

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(c),(d)	38,066,084	38,054,664
Total Money Market Funds (Cost $38,053,968)		38,054,664
Total Investments in Securities (Cost: $1,833,928,267)		3,008,414,250
Other Assets & Liabilities, Net		(696,053)
Net Assets		3,007,718,197

At February 28, 2022, securities and/or cash totaling $3,517,822 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 Index E-mini	152	03/2022	USD	40,401,600	501,077	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	42,608,964	561,500,214	(566,055,203)	689	38,054,664	(5,487)	20,181	38,066,084
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
February 28, 2022
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	50,403,894	—	—	50,403,894
Consumer Discretionary	444,276,523	—	—	444,276,523
Consumer Staples	104,932,629	—	—	104,932,629
Energy	81,209,463	—	—	81,209,463
Financials	435,827,300	—	—	435,827,300
Health Care	276,139,262	—	—	276,139,262
Industrials	541,223,326	—	—	541,223,326
Information Technology	427,508,195	—	—	427,508,195
Materials	206,885,585	—	—	206,885,585
Real Estate	301,280,936	—	—	301,280,936
Utilities	100,672,473	—	—	100,672,473
Total Common Stocks	2,970,359,586	—	—	2,970,359,586
Money Market Funds	38,054,664	—	—	38,054,664
Total Investments in Securities	3,008,414,250	—	—	3,008,414,250
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	501,077	—	—	501,077
Total	3,008,915,327	—	—	3,008,915,327
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2022	17

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,795,874,299)	$2,970,359,586
Affiliated issuers (cost $38,053,968)	38,054,664
Receivable for:
Capital shares sold	2,358,424
Dividends	2,157,745
Foreign tax reclaims	11,153
Expense reimbursement due from Investment Manager	23,167
Prepaid expenses	26,205
Total assets	3,012,990,944
Liabilities
Payable for:
Capital shares purchased	4,464,467
Variation margin for futures contracts	58,400
Management services fees	49,506
Distribution and/or service fees	15,817
Transfer agent fees	324,668
Compensation of board members	297,296
Compensation of chief compliance officer	502
Other expenses	62,091
Total liabilities	5,272,747
Net assets applicable to outstanding capital stock	$3,007,718,197
Represented by
Paid in capital	1,708,481,438
Total distributable earnings (loss)	1,299,236,759
Total - representing net assets applicable to outstanding capital stock	$3,007,718,197
Class A
Net assets	$768,486,587
Shares outstanding	47,631,002
Net asset value per share	$16.13
Institutional Class
Net assets	$1,534,549,667
Shares outstanding	95,716,345
Net asset value per share	$16.03
Institutional 2 Class
Net assets	$634,732,233
Shares outstanding	38,426,461
Net asset value per share	$16.52
Institutional 3 Class
Net assets	$69,949,710
Shares outstanding	4,476,639
Net asset value per share	$15.63
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Index Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$41,562,040
Dividends — affiliated issuers	20,181
Total income	41,582,221
Expenses:
Management services fees	6,746,461
Distribution and/or service fees
Class A	2,147,729
Transfer agent fees
Class A	970,748
Institutional Class	1,891,268
Institutional 2 Class	442,114
Institutional 3 Class	6,183
Compensation of board members	94,246
Custodian fees	37,305
Printing and postage fees	81,194
Registration fees	83,517
Licensing fees and expenses	35,084
Audit fees	32,250
Legal fees	47,183
Interest on collateral	432
Interest on interfund lending	58
Compensation of chief compliance officer	478
Other	53,912
Total expenses	12,670,162
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,771,140)
Expense reduction	(60)
Total net expenses	8,898,962
Net investment income	32,683,259
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	519,362,482
Investments — affiliated issuers	(5,487)
Futures contracts	3,191,852
Net realized gain	522,548,847
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(282,619,796)
Investments — affiliated issuers	689
Futures contracts	746,083
Net change in unrealized appreciation (depreciation)	(281,873,024)
Net realized and unrealized gain	240,675,823
Net increase in net assets resulting from operations	$273,359,082
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2022	19

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$32,683,259	$35,814,864
Net realized gain	522,548,847	339,867,522
Net change in unrealized appreciation (depreciation)	(281,873,024)	655,182,551
Net increase in net assets resulting from operations	273,359,082	1,030,864,937
Distributions to shareholders
Net investment income and net realized gains
Class A	(135,070,252)	(88,045,504)
Institutional Class	(273,707,103)	(151,169,164)
Institutional 2 Class	(116,221,827)	(70,141,704)
Institutional 3 Class	(12,289,676)	(4,906,518)
Total distributions to shareholders	(537,288,858)	(314,262,890)
Decrease in net assets from capital stock activity	(180,940,391)	(531,088,162)
Total increase (decrease) in net assets	(444,870,167)	185,513,885
Net assets at beginning of year	3,452,588,364	3,267,074,479
Net assets at end of year	$3,007,718,197	$3,452,588,364

	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,500,248	189,096,084	14,672,411	203,619,796
Distributions reinvested	5,983,974	104,160,218	4,814,076	70,385,948
Redemptions	(19,766,784)	(360,095,460)	(38,633,224)	(554,500,739)
Net decrease	(3,282,562)	(66,839,158)	(19,146,737)	(280,494,995)
Institutional Class
Subscriptions	10,884,215	193,765,369	16,972,325	228,747,103
Distributions reinvested	10,834,133	187,145,079	7,184,928	104,888,905
Redemptions	(19,167,274)	(347,443,155)	(43,827,331)	(604,187,359)
Net increase (decrease)	2,551,074	33,467,293	(19,670,078)	(270,551,351)
Institutional 2 Class
Subscriptions	11,582,940	213,043,448	20,680,339	302,766,208
Distributions reinvested	5,016,559	89,542,477	3,701,848	55,785,031
Redemptions	(24,818,436)	(462,546,284)	(24,052,108)	(352,694,991)
Net increase (decrease)	(8,218,937)	(159,960,359)	330,079	5,856,248
Institutional 3 Class
Subscriptions	1,857,561	32,795,913	1,843,887	25,848,897
Distributions reinvested	518,830	8,757,949	263,153	3,809,292
Redemptions	(1,652,664)	(29,162,029)	(1,100,104)	(15,556,253)
Net increase	723,727	12,391,833	1,006,936	14,101,936
Total net decrease	(8,226,698)	(180,940,391)	(37,479,800)	(531,088,162)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Index Fund | Annual Report 2022

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Columbia Mid Cap Index Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$17.72	0.14(c)	1.30	1.44	(0.13)	(2.90)	(3.03)
Year Ended 2/28/2021	$14.07	0.14	5.02	5.16	(0.16)	(1.35)	(1.51)
Year Ended 2/29/2020	$15.47	0.18	(0.71)	(0.53)	(0.19)	(0.68)	(0.87)
Year Ended 2/28/2019	$16.25	0.18	0.36	0.54	(0.17)	(1.15)	(1.32)
Year Ended 2/28/2018	$16.05	0.17	1.26	1.43	(0.16)	(1.07)	(1.23)
Institutional Class
Year Ended 2/28/2022	$17.63	0.19(c)	1.29	1.48	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$14.00	0.18	4.99	5.17	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.39	0.22	(0.70)	(0.48)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.18	0.22	0.35	0.57	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$15.99	0.21	1.25	1.46	(0.20)	(1.07)	(1.27)
Institutional 2 Class
Year Ended 2/28/2022	$18.08	0.19(c)	1.33	1.52	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$14.32	0.18	5.12	5.30	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.73	0.22	(0.72)	(0.50)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.50	0.22	0.37	0.59	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$16.28	0.22	1.27	1.49	(0.20)	(1.07)	(1.27)
Institutional 3 Class
Year Ended 2/28/2022	$17.25	0.18(c)	1.28	1.46	(0.18)	(2.90)	(3.08)
Year Ended 2/28/2021	$13.73	0.17	4.89	5.06	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.11	0.21	(0.68)	(0.47)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$15.91	0.22	0.34	0.56	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018(g)	$16.00	0.21	0.97	1.18	(0.20)	(1.07)	(1.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Institutional Class	Institutional 2 Class	Institutional 3 Class
02/28/2022	$0.01	$0.01	$0.01	$0.01

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mid Cap Index Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$16.13	7.48%	0.58%(d),(e)	0.45%(d),(e),(f)	0.78%	16%	$768,487
Year Ended 2/28/2021	$17.72	39.13%	0.58%(e)	0.45%(e),(f)	1.01%	14%	$902,341
Year Ended 2/29/2020	$14.07	(3.88%)	0.58%(e)	0.45%(e),(f)	1.16%	14%	$986,055
Year Ended 2/28/2019	$15.47	3.66%	0.58%	0.45%(f)	1.08%	17%	$1,351,153
Year Ended 2/28/2018	$16.25	8.99%	0.58%	0.45%(f)	1.05%	23%	$1,543,057
Institutional Class
Year Ended 2/28/2022	$16.03	7.72%	0.33%(d),(e)	0.20%(d),(e),(f)	1.03%	16%	$1,534,550
Year Ended 2/28/2021	$17.63	39.49%	0.34%(e)	0.20%(e),(f)	1.25%	14%	$1,642,259
Year Ended 2/29/2020	$14.00	(3.59%)	0.33%(e)	0.20%(e),(f)	1.40%	14%	$1,579,863
Year Ended 2/28/2019	$15.39	3.89%	0.33%	0.20%(f)	1.33%	17%	$1,979,350
Year Ended 2/28/2018	$16.18	9.22%	0.33%	0.20%(f)	1.30%	23%	$2,229,366
Institutional 2 Class
Year Ended 2/28/2022	$16.52	7.75%	0.27%(d),(e)	0.20%(d),(e)	1.03%	16%	$634,732
Year Ended 2/28/2021	$18.08	39.52%	0.28%(e)	0.20%(e)	1.24%	14%	$843,249
Year Ended 2/29/2020	$14.32	(3.65%)	0.28%(e)	0.20%(e)	1.40%	14%	$663,451
Year Ended 2/28/2019	$15.73	3.94%	0.27%	0.20%	1.33%	17%	$798,386
Year Ended 2/28/2018	$16.50	9.24%	0.28%	0.20%	1.30%	23%	$893,473
Institutional 3 Class
Year Ended 2/28/2022	$15.63	7.78%	0.22%(d),(e)	0.20%(d),(e)	1.04%	16%	$69,950
Year Ended 2/28/2021	$17.25	39.46%	0.23%(e)	0.20%(e)	1.23%	14%	$64,740
Year Ended 2/29/2020	$13.73	(3.59%)	0.23%(e)	0.20%(e)	1.41%	14%	$37,706
Year Ended 2/28/2019	$15.11	3.89%	0.23%	0.20%	1.38%	17%	$25,066
Year Ended 2/28/2018(g)	$15.91	7.47%	0.22%	0.20%	1.33%	23%	$8,094
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2022	23

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Mid Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mid Cap Index Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Mid Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	501,077*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	3,191,852

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	746,083
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	40,289,098

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Mid Cap Index Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
28	Columbia Mid Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $60.
Columbia Mid Cap Index Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through June 30, 2022
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,823,185)	(48,987,253)	50,810,438
30	Columbia Mid Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
87,782,065	449,506,793	537,288,858	42,504,690	271,758,200	314,262,890
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,920,126	126,721,338	—	1,165,889,975
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,843,025,352	1,271,498,916	(105,608,941)	1,165,889,975
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $536,377,647 and $1,211,970,997, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Mid Cap Index Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
February 28, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,000,000	0.69	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser
32	Columbia Mid Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its tracking index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its tracking index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2022, one unaffiliated shareholder of record owned 25.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently
Columbia Mid Cap Index Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
February 28, 2022
the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Mid Cap Index Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Mid Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mid Cap Index Fund | Annual Report 2022	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
52.29%	51.78%	6.15%	$522,308,750
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Mid Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Mid Cap Index Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
38	Columbia Mid Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Mid Cap Index Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Columbia Mid Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Mid Cap Index Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Mid Cap Index Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Mid Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN196_02_M01_(04/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$295,000     $322,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$13,500           $10,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 28, 2022 and February 28, 2021, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$5,500          $1,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2021 and 2022 include Tax Fees for foreign tax filings.

During the fiscal years ended February 28, 2022 and February 28, 2021, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28,

2022 and February 28, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$520,000    $550,700

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub -adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre - approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$539,000     $563,100

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	April 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	April 21, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	April 21, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	April 21, 2022